EXHIBIT 4

                          GS MORTGAGE SECURITIES CORP.,

                                   Depositor,

                           OCWEN LOAN SERVICING, LLC,

                                    Servicer,

                             WELLS FARGO BANK, N.A.,

                  Master Servicer and Securities Administrator,

                      DEUTSCHE BANK NATIONAL TRUST COMPANY

                                   Custodian,

                                       and

                       LASALLE BANK NATIONAL ASSOCIATION,

                                     Trustee

          ------------------------------------------------------------

                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 1, 2005

          ------------------------------------------------------------


                              GSAMP TRUST 2005-AHL2

                       MORTGAGE PASS-THROUGH CERTIFICATES,

                                SERIES 2005-AHL2

                              TABLE OF CONTENTS


                                  ARTICLE I

                                 DEFINITIONS

Section 1.01   Definitions................................................

                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

Section 2.01   Conveyance of Mortgage Loans...............................
Section 2.02   Acceptance by the Custodian of the Mortgage Loans..........
Section 2.03   Representations, Warranties and Covenants of the
                  Servicer and the Custodian..............................
Section 2.04   [Reserved].................................................
Section 2.05   Execution and Delivery of Certificates.....................
Section 2.06   REMIC Matters..............................................
Section 2.07   Representations and Warranties of the Depositor............
Section 2.08   Enforcement of Purchaser and Responsible Party
                  Obligations.............................................

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

Section 3.01   Servicer to Service Mortgage Loans.........................
Section 3.02   Subservicing Agreements between the Servicer and
                  Subservicer.............................................
Section 3.03   Successor Subservicers.....................................
Section 3.04   Liability of the Servicer..................................
Section 3.05   No Contractual Relationship between Subservicers, the
                  Trustee and the Master Servicer.........................
Section 3.06   Assumption or Termination of Subservicing Agreements by
                  Master Servicer.........................................
Section 3.07   Collection of Certain Mortgage Loan Payments...............
Section 3.08   Subservicing Accounts......................................
Section 3.09   Collection of Taxes, Assessments and Similar Items;
                  Escrow Accounts.........................................
Section 3.10   Collection Account.........................................
Section 3.11   Withdrawals from the Collection Account....................
Section 3.12   Investment of Funds in the Collection Account and the
                  Distribution Account....................................
Section 3.13   Maintenance of Hazard Insurance, Errors and Omissions
                  and Fidelity Coverage...................................
Section 3.14   Enforcement of Due-on-Sale Clauses; Assumption Agreements..
Section 3.15   Realization upon Defaulted Mortgage Loans..................
Section 3.16   Release of Mortgage Files..................................
Section 3.17   Title, Conservation and Disposition of REO Property........
Section 3.18   Notification of Adjustments................................
Section 3.19   Access to Certain Documentation and Information
                  Regarding the Mortgage Loans............................
Section 3.20   Documents, Records and Funds in Possession of the
                  Servicer to Be Held for the Trustee.....................
Section 3.21   Servicing Compensation.....................................
Section 3.22   Annual Statement as to Compliance..........................
Section 3.23   Annual Independent Public Accountants' Servicing
                  Statement; Financial Statements.........................
Section 3.24   Master Servicer to Act as Servicer.........................
Section 3.25   Compensating Interest......................................
Section 3.26   Credit Reporting; Gramm-Leach-Bliley Act...................
Section 3.27   Excess Reserve Fund Account; Distribution Account..........
Section 3.28   Optional Purchase of Delinquent Mortgage Loans.............
Section 3.29   Back-up Certification......................................


                                  ARTICLE IV

                              DISTRIBUTIONS AND
                           ADVANCES BY THE SERVICER

Section 4.01   Advances...................................................
Section 4.02   Priorities of Distribution.................................
Section 4.03   Monthly Statements to Certificateholders...................
Section 4.04   Certain Matters Relating to the Determination of LIBOR.....
Section 4.05   Allocation of Applied Realized Loss Amounts................
Section 4.06   Supplemental Interest Trust................................


                                  ARTICLE V

                               THE CERTIFICATES

Section 5.01   The Certificates...........................................
Section 5.02   Certificate Register; Registration of Transfer and
                  Exchange of Certificates................................
Section 5.03   Mutilated, Destroyed, Lost or Stolen Certificates..........
Section 5.04   Persons Deemed Owners......................................
Section 5.05   Access to List of Certificateholders' Names and Addresses..
Section 5.06   Maintenance of Office or Agency............................


                                  ARTICLE VI

                        THE DEPOSITOR AND THE SERVICER

Section 6.01   Respective Liabilities of the Depositor and the Servicer...
Section 6.02   Merger or Consolidation of the Depositor or the Servicer...
Section 6.03   Limitation on Liability of the Depositor, the Servicer
                  and Others..............................................
Section 6.04   Limitation on Resignation of the Servicer..................
Section 6.05   Additional Indemnification by the Servicer; Third Party
                  Claims..................................................


                                 ARTICLE VII

                               SERVICER DEFAULT

Section 7.01   Events of Default..........................................
Section 7.02   Master Servicer to Act; Appointment of Successor Servicer..
Section 7.03   Notification to Certificateholders.........................


                                 ARTICLE VIII

                   CONCERNING THE TRUSTEE AND THE CUSTODIAN

Section 8.01   Duties of the Trustee......................................
Section 8.02   Certain Matters Affecting the Custodian and the Trustee....
Section 8.03   Trustee and Custodian Not Liable for Certificates or
                  Mortgage Loans..........................................
Section 8.04   Trustee May Own Certificates...............................
Section 8.05   Trustee's and Custodian's Fees, Indemnification and
                  Expenses................................................
Section 8.06   Eligibility Requirements for the Trustee...................
Section 8.07   Resignation and Removal of the Trustee.....................
Section 8.08   Successor Trustee..........................................
Section 8.09   Merger or Consolidation of the Trustee.....................
Section 8.10   Appointment of Co-Trustee or Separate Trustee..............
Section 8.11   Tax Matters................................................
Section 8.12   Periodic Filings...........................................
Section 8.13   Tax Treatment of Upper-Tier Carry Forward Amounts and
                  Basis Risk Carry Forward Amounts........................
Section 8.14   Custodial Responsibilities.................................
Section 8.15   Limitations on Custodial Responsibilities..................


                                  ARTICLE IX

                     ADMINISTRATION OF THE MORTGAGE LOANS
                            BY THE MASTER SERVICER

Section 9.01   Duties of the Master Servicer; Enforcement of Servicer's
                  Obligations.............................................
Section 9.02   Maintenance of Fidelity Bond and Errors and Omissions
                  Insurance...............................................
Section 9.03   Representations and Warranties of the Master Servicer......
Section 9.04   Master Servicer Events of Default..........................
Section 9.05   Waiver of Default..........................................
Section 9.06   Successor to the Master Servicer...........................
Section 9.07   Compensation of the Master Servicer........................
Section 9.08   Merger or Consolidation....................................
Section 9.09   Resignation of the Master Servicer.........................
Section 9.10   Assignment or Delegation of Duties by the Master Servicer..
Section 9.11   Limitation on Liability of the Master Servicer.............
Section 9.12   Indemnification; Third Party Claims........................
Section 9.13   Annual Statement as to Compliance..........................


                                  ARTICLE X

                   CONCERNING THE SECURITIES ADMINISTRATOR

Section 10.01  Duties of Securities Administrator.........................
Section 10.02  Certain Matters Affecting the Securities Administrator.....
Section 10.03  Securities Administrator Not Liable for Certificates or
                  Mortgage Loans..........................................
Section 10.04  Securities Administrator May Own Certificates..............
Section 10.05  Securities Administrator's Fees and Expenses...............
Section 10.06  Eligibility Requirements for Securities Administrator......
Section 10.07  Resignation and Removal of Securities Administrator........
Section 10.08  Successor Securities Administrator.........................
Section 10.09  Merger or Consolidation of Securities Administrator........
Section 10.10  Assignment or Delegation of Duties by the Securities
                  Administrator...........................................


                                  ARTICLE XI

                                 TERMINATION

Section 11.01  Termination upon Liquidation or Purchase of the Mortgage
                  Loans...................................................
Section 11.02  Final Distribution on the Certificates.....................
Section 11.03  Additional Termination Requirements........................


                                 ARTICLE XII

                           MISCELLANEOUS PROVISIONS

Section 12.01  Amendment..................................................
Section 12.02  Recordation of Agreement; Counterparts.....................
Section 12.03  Governing Law..............................................
Section 12.04  Intention of Parties.......................................
Section 12.05  Notices....................................................
Section 12.06  Severability of Provisions.................................
Section 12.07  Assignment; Sales; Advance Facilities......................
Section 12.08  Limitation on Rights of Certificateholders.................
Section 12.09  Inspection and Audit Rights................................
Section 12.10  Certificates Nonassessable and Fully Paid..................
Section 12.11  Waiver of Jury Trial.......................................
Section 12.12  Limitation of Damages......................................
Section 12.13  Rights of the Swap Provider................................
Section 12.14  No Solicitation............................................


SCHEDULES

Exhibit I   Mortgage Loan Schedule
Exhibit II  Representations and Warranties of Ocwen, as Servicer
Exhibit III Representations and Warranties of Deutsche Bank National Trust
            Company, as Custodian

EXHIBITS

Exhibit A-1 Form of Class A, Class M and Class B Certificates
Exhibit B   Form of Class P Certificate
Exhibit C-1 Form of Class R-1 Certificate
Exhibit C-2 Form of Class R-2 Certificate
Exhibit C-3 Form of Class R-3 Certificate
Exhibit D   Form of Class C Certificate
Exhibit E   Form of Class X Certificate
Exhibit F   Form of Initial Certification of Custodian
Exhibit G   Form of Document Certification and Exception Report of Custodian
Exhibit H   Form of Residual Transfer Affidavit
Exhibit I   Form of Transferor Certificate
Exhibit J   Form of Rule 144A Letter
Exhibit K   Form of Investment Letter (Non-Rule 144A)
Exhibit L   Form of Request for Release
Exhibit M   Contents of Each Mortgage File
Exhibit N-1 Servicer Reporting Requirements
Exhibit N-2 Standard File Layout
Exhibit N-3 Standard File Layout for Delinquency Reporting
Exhibit N-4 Form 332
Exhibit O   Form of Certification to be provided with Form 10-K
Exhibit P   Form of Back-Up Certification
Exhibit Q   Responsible Party Agreements

            THIS POOLING AND SERVICING AGREEMENT, dated as of December 1, 2005, is among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor"), OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (the "Servicer"), WELLS FARGO BANK, N.A., a national banking association, as master servicer (in such capacity, the "Master Servicer") and as securities administrator (in such capacity, the "Securities Administrator"), DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, as custodian (the "Custodian"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                             W I T N E S S E T H:

            In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                            PRELIMINARY STATEMENT

            The Securities Administrator shall elect that five segregated asset pools within the Trust Fund (exclusive of (i) the Prepayment Premiums, (ii) the Interest Rate Swap Agreement, (iii) the Supplemental Interest Trust, (iv) the Excess Reserve Fund Account, and (v) the right of the LIBOR Certificates to receive Upper-Tier Carry Forward Amounts and, without duplication, Basis Risk Carry Forward Amounts and the obligation to pay Class IO Shortfalls) be treated for federal income tax purposes as comprising five REMICs (each, a "Trust REMIC" or, in the alternative, Pooling-Tier REMIC-1, Pooling-Tier REMIC-2, the Lower-Tier REMIC, the Upper-Tier REMIC and the Class X REMIC, respectively). The Class X Interest and each Class of LIBOR Certificates, other than the right of each Class of LIBOR Certificates to receive Upper-Tier Carry Forward Amounts and, without duplication, Basis Risk Carry Forward Amounts and the obligation to pay Class IO Shortfalls, represents ownership of a regular interest in a REMIC for purposes of the REMIC Provisions.

            The Class R-3 Certificates represent ownership of the sole class of residual interest in the Class X REMIC. The Class R-2 Certificates represent ownership of the sole class of residual interest in Pooling-Tier REMIC-1 for purposes of the REMIC Provisions. The Class R-1 Certificates represent ownership of the sole class of residual interest in each of Pooling-Tier REMIC-2, the Lower-Tier REMIC and the Upper-Tier REMIC for purposes of the REMIC Provisions.

            The Start-up Day for each REMIC described herein is the Closing Date. The latest possible maturity date for each Certificate is the latest date referenced in Section 2.06.

            The Class X REMIC shall hold as assets the Class UT-X Interest and the Class UT-IO Interest as set out below. The Upper-Tier REMIC shall hold as assets the several classes of uncertificated Lower-Tier Regular Interests, set out below. The Lower-Tier REMIC shall hold as assets the several classes of uncertificated Pooling-Tier REMIC-2 Regular Interests. Pooling-Tier REMIC-2 shall hold as assets the several classes of uncertificated Pooling-Tier REMIC-1 Regular Interests. Pooling-Tier REMIC-1 shall hold as assets the assets of the Trust Fund (exclusive of (i) the Prepayment Premiums, (ii) the Interest Rate Swap Agreement, (iii) the Supplemental Interest Trust, (iv) the Excess Reserve Fund Account, and (v) the right of the LIBOR Certificates to receive Upper-Tier Carry Forward Amounts and, without duplication, Basis Risk Carry Forward Amounts and the obligation to pay Class IO Shortfalls).

            For federal income tax purposes, each Class of LIBOR Certificates, the Class X Certificates and the Class P Certificates represent beneficial ownership of portions of the Trust Fund which shall be treated as a grantor trust as more fully described in Section 8.11.

                             Pooling-Tier REMIC-1

            Pooling-Tier REMIC-1 shall issue the following interests in Pooling-Tier REMIC-1, and each such interest is hereby designated as a regular interest in the Pooling-Tier REMIC-1. Pooling-Tier REMIC-1 Interests with an "I" in their designation shall relate to Loan Group I and Pooling-Tier REMIC-1 Interests with a "II" in their designation shall relate to Loan Group II. Pooling-Tier REMIC-1 shall also issue the Class R-2 Certificates. The Class R-2 Certificates are hereby designated as the sole class of residual interest in Pooling-Tier REMIC-1. The Class R-2 Certificates shall have a $100 Class Certificate Balance and shall have no interest rate.

                                                  Initial
                                                Pooling-Tier
 Pooling-Tier REMIC-1  Pooling-Tier REMIC-1  REMIC-1 Principal
       Interest           Interest Rate            Amount
 --------------------  --------------------  -----------------
Class PT1-I-1                  (1)              $7,759,029.65
Class PT1-I-2A                 (2)              $1,350,320.92
Class PT1-I-2B                 (3)              $1,350,320.92
Class PT1-I-3A                 (2)              $1,664,284.10
Class PT1-I-3B                 (3)              $1,664,284.10
Class PT1-I-4A                 (2)              $1,975,495.42
Class PT1-I-4B                 (3)              $1,975,495.42
Class PT1-I-5A                 (2)              $2,280,797.23
Class PT1-I-5B                 (3)              $2,280,797.23
Class PT1-I-6A                 (2)              $2,576,915.40
Class PT1-I-6B                 (3)              $2,576,915.40
Class PT1-I-7A                 (2)              $2,860,503.42
Class PT1-I-7B                 (3)              $2,860,503.42
Class PT1-I-8A                 (2)              $3,128,192.59
Class PT1-I-8B                 (3)              $3,128,192.59
Class PT1-I-9A                 (2)              $3,376,646.56
Class PT1-I-9B                 (3)              $3,376,646.56
Class PT1-I-10A                (2)              $3,602,624.32
Class PT1-I-10B                (3)              $3,602,624.32
Class PT1-I-11A                (2)              $3,803,047.90
Class PT1-I-11B                (3)              $3,803,047.90
Class PT1-I-12A                (2)              $3,580,486.81
Class PT1-I-12B                (3)              $3,580,486.81
Class PT1-I-13A                (2)              $3,371,043.56
Class PT1-I-13B                (3)              $3,371,043.56
Class PT1-I-14A                (2)              $3,173,941.00
Class PT1-I-14B                (3)              $3,173,941.00
Class PT1-I-15A                (2)              $2,988,447.52
Class PT1-I-15B                (3)              $2,988,447.52
Class PT1-I-16A                (2)              $2,813,875.68
Class PT1-I-16B                (3)              $2,813,875.68
Class PT1-I-17A                (2)              $2,649,578.73
Class PT1-I-17B                (3)              $2,649,578.73
Class PT1-I-18A                (2)              $2,494,947.90
Class PT1-I-18B                (3)              $2,494,947.90
Class PT1-I-19A                (2)              $2,349,411.72
Class PT1-I-19B                (3)              $2,349,411.72
Class PT1-I-20A                (2)              $2,212,431.41
Class PT1-I-20B                (3)              $2,212,431.41
Class PT1-I-21A                (2)              $2,083,501.25
Class PT1-I-21B                (3)              $2,083,501.25
Class PT1-I-22A                (2)              $1,962,145.15
Class PT1-I-22B                (3)              $1,962,145.15
Class PT1-I-23A                (2)              $20,467,258.35
Class PT1-I-23B                (3)              $20,467,258.35
Class PT1-I-24A                (2)              $  359,898.02
Class PT1-I-24B                (3)              $  359,898.02
Class PT1-I-25A                (2)              $  342,288.49
Class PT1-I-25B                (3)              $  342,288.49
Class PT1-I-26A                (2)              $  325,555.40
Class PT1-I-26B                (3)              $  325,555.40
Class PT1-I-27A                (2)              $  309,654.43
Class PT1-I-27B                (3)              $  309,654.43
Class PT1-I-28A                (2)              $  294,543.21
Class PT1-I-28B                (3)              $  294,543.21
Class PT1-I-29A                (2)              $  280,182.28
Class PT1-I-29B                (3)              $  280,182.28
Class PT1-I-30A                (2)              $  266,532.93
Class PT1-I-30B                (3)              $  266,532.93
Class PT1-I-31A                (2)              $  253,559.76
Class PT1-I-31B                (3)              $  253,559.76
Class PT1-I-32A                (2)              $  241,228.49
Class PT1-I-32B                (3)              $  241,228.49
Class PT1-I-33A                (2)              $  229,506.62
Class PT1-I-33B                (3)              $  229,506.62
Class PT1-I-34A                (2)              $  218,363.62
Class PT1-I-34B                (3)              $  218,363.62
Class PT1-I-35A                (2)              $  662,755.25
Class PT1-I-35B                (3)              $  662,755.25
Class PT1-I-36A                (2)              $  191,579.42
Class PT1-I-36B                (3)              $  191,579.42
Class PT1-I-37A                (2)              $  179,225.07
Class PT1-I-37B                (3)              $  179,225.07
Class PT1-I-38A                (2)              $  167,972.01
Class PT1-I-38B                (3)              $  167,972.01
Class PT1-I-39A                (2)              $  146,781.23
Class PT1-I-39B                (3)              $  146,781.23
Class PT1-I-40A                (2)              $  139,791.98
Class PT1-I-40B                (3)              $  139,791.98
Class PT1-I-41A                (2)              $  133,145.39
Class PT1-I-41B                (3)              $  133,145.39
Class PT1-I-42A                (2)              $  126,824.14
Class PT1-I-42B                (3)              $  126,824.14
Class PT1-I-43A                (2)              $  120,811.53
Class PT1-I-43B                (3)              $  120,811.53
Class PT1-I-44A                (2)              $  115,091.63
Class PT1-I-44B                (3)              $  115,091.63
Class PT1-I-45A                (2)              $  109,650.02
Class PT1-I-45B                (3)              $  109,650.02
Class PT1-I-46A                (2)              $  104,472.26
Class PT1-I-46B                (3)              $  104,472.26
Class PT1-I-47A                (2)              $   99,545.16
Class PT1-I-47B                (3)              $   99,545.16
Class PT1-I-48A                (2)              $   94,856.10
Class PT1-I-48B                (3)              $   94,856.10
Class PT1-I-49A                (2)              $   90,393.26
Class PT1-I-49B                (3)              $   90,393.26
Class PT1-I-50A                (2)              $   86,145.08
Class PT1-I-50B                (3)              $   86,145.08
Class PT1-I-51A                (2)              $   82,101.26
Class PT1-I-51B                (3)              $   82,101.26
Class PT1-I-52A                (2)              $   78,251.15
Class PT1-I-52B                (3)              $   78,251.15
Class PT1-I-53A                (2)              $   74,585.50
Class PT1-I-53B                (3)              $   74,585.50
Class PT1-I-54A                (2)              $   71,095.05
Class PT1-I-54B                (3)              $   71,095.05
Class PT1-I-55A                (2)              $   79,621.76
Class PT1-I-55B                (3)              $   79,621.76
Class PT1-I-56A                (2)              $  178,476.91
Class PT1-I-56B                (3)              $  178,476.91
Class PT1-I-57A                (2)              $  166,779.93
Class PT1-I-57B                (3)              $  166,779.93
Class PT1-I-58A                (2)              $  155,887.89
Class PT1-I-58B                (3)              $  155,887.89
Class PT1-I-59A                (2)              $  145,743.25
Class PT1-I-59B                (3)              $  145,743.25
Class PT1-I-60A                (2)              $  136,480.22
Class PT1-I-60B                (3)              $  136,480.22
Class PT1-I-61A                (2)              $  602,530.53
Class PT1-I-61B                (3)              $  602,530.53
Class PT1-II-1                 (4)              $17,794,903.30
Class PT1-II-2A                (5)              $3,096,846.08
Class PT1-II-2B                (6)              $3,096,846.08
Class PT1-II-3A                (5)              $3,816,893.90
Class PT1-II-3B                (6)              $3,816,893.90
Class PT1-II-4A                (5)              $4,530,630.58
Class PT1-II-4B                (6)              $4,530,630.58
Class PT1-II-5A                (5)              $5,230,814.27
Class PT1-II-5B                (6)              $5,230,814.27
Class PT1-II-6A                (5)              $5,909,936.10
Class PT1-II-6B                (6)              $5,909,936.10
Class PT1-II-7A                (5)              $6,560,321.08
Class PT1-II-7B                (6)              $6,560,321.08
Class PT1-II-8A                (5)              $7,174,243.41
Class PT1-II-8B                (6)              $7,174,243.41
Class PT1-II-9A                (5)              $7,744,051.44
Class PT1-II-9B                (6)              $7,744,051.44
Class PT1-II-10A               (5)              $8,262,312.18
Class PT1-II-10B               (6)              $8,262,312.18
Class PT1-II-11A               (5)              $8,721,966.60
Class PT1-II-11B               (6)              $8,721,966.60
Class PT1-II-12A               (5)              $8,211,541.69
Class PT1-II-12B               (6)              $8,211,541.69
Class PT1-II-13A               (5)              $7,731,201.44
Class PT1-II-13B               (6)              $7,731,201.44
Class PT1-II-14A               (5)              $7,279,163.50
Class PT1-II-14B               (6)              $7,279,163.50
Class PT1-II-15A               (5)              $6,853,749.98
Class PT1-II-15B               (6)              $6,853,749.98
Class PT1-II-16A               (5)              $6,453,384.32
Class PT1-II-16B               (6)              $6,453,384.32
Class PT1-II-17A               (5)              $6,076,583.27
Class PT1-II-17B               (6)              $6,076,583.27
Class PT1-II-18A               (5)              $5,721,950.60
Class PT1-II-18B               (6)              $5,721,950.60
Class PT1-II-19A               (5)              $5,388,175.78
Class PT1-II-19B               (6)              $5,388,175.78
Class PT1-II-20A               (5)              $5,074,023.09
Class PT1-II-20B               (6)              $5,074,023.09
Class PT1-II-21A               (5)              $4,778,332.75
Class PT1-II-21B               (6)              $4,778,332.75
Class PT1-II-22A               (5)              $4,500,012.85
Class PT1-II-22B               (6)              $4,500,012.85
Class PT1-II-23A               (5)              $46,939,914.65
Class PT1-II-23B               (6)              $46,939,914.65
Class PT1-II-24A               (5)              $  825,395.48
Class PT1-II-24B               (6)              $  825,395.48
Class PT1-II-25A               (5)              $  785,009.51
Class PT1-II-25B               (6)              $  785,009.51
Class PT1-II-26A               (5)              $  746,633.60
Class PT1-II-26B               (6)              $  746,633.60
Class PT1-II-27A               (5)              $  710,166.07
Class PT1-II-27B               (6)              $  710,166.07
Class PT1-II-28A               (5)              $  675,509.79
Class PT1-II-28B               (6)              $  675,509.79
Class PT1-II-29A               (5)              $  642,574.22
Class PT1-II-29B               (6)              $  642,574.22
Class PT1-II-30A               (5)              $  611,270.57
Class PT1-II-30B               (6)              $  611,270.57
Class PT1-II-31A               (5)              $  581,517.74
Class PT1-II-31B               (6)              $  581,517.74
Class PT1-II-32A               (5)              $  553,237.01
Class PT1-II-32B               (6)              $  553,237.01
Class PT1-II-33A               (5)              $  526,353.88
Class PT1-II-33B               (6)              $  526,353.88
Class PT1-II-34A               (5)              $  500,798.38
Class PT1-II-34B               (6)              $  500,798.38
Class PT1-II-35A               (5)              $1,519,972.75
Class PT1-II-35B               (6)              $1,519,972.75
Class PT1-II-36A               (5)              $  439,371.08
Class PT1-II-36B               (6)              $  439,371.08
Class PT1-II-37A               (5)              $  411,037.43
Class PT1-II-37B               (6)              $  411,037.43
Class PT1-II-38A               (5)              $  385,229.49
Class PT1-II-38B               (6)              $  385,229.49
Class PT1-II-39A               (5)              $  336,630.27
Class PT1-II-39B               (6)              $  336,630.27
Class PT1-II-40A               (5)              $  320,601.02
Class PT1-II-40B               (6)              $  320,601.02
Class PT1-II-41A               (5)              $  305,357.61
Class PT1-II-41B               (6)              $  305,357.61
Class PT1-II-42A               (5)              $  290,860.36
Class PT1-II-42B               (6)              $  290,860.36
Class PT1-II-43A               (5)              $  277,070.97
Class PT1-II-43B               (6)              $  277,070.97
Class PT1-II-44A               (5)              $  263,952.87
Class PT1-II-44B               (6)              $  263,952.87
Class PT1-II-45A               (5)              $  251,472.98
Class PT1-II-45B               (6)              $  251,472.98
Class PT1-II-46A               (5)              $  239,598.24
Class PT1-II-46B               (6)              $  239,598.24
Class PT1-II-47A               (5)              $  228,298.34
Class PT1-II-47B               (6)              $  228,298.34
Class PT1-II-48A               (5)              $  217,544.40
Class PT1-II-48B               (6)              $  217,544.40
Class PT1-II-49A               (5)              $  207,309.24
Class PT1-II-49B               (6)              $  207,309.24
Class PT1-II-50A               (5)              $  197,566.42
Class PT1-II-50B               (6)              $  197,566.42
Class PT1-II-51A               (5)              $  188,292.24
Class PT1-II-51B               (6)              $  188,292.24
Class PT1-II-52A               (5)              $  179,462.35
Class PT1-II-52B               (6)              $  179,462.35
Class PT1-II-53A               (5)              $  171,055.50
Class PT1-II-53B               (6)              $  171,055.50
Class PT1-II-54A               (5)              $  163,050.45
Class PT1-II-54B               (6)              $  163,050.45
Class PT1-II-55A               (5)              $  182,605.74
Class PT1-II-55B               (6)              $  182,605.74
Class PT1-II-56A               (5)              $  409,321.59
Class PT1-II-56B               (6)              $  409,321.59
Class PT1-II-57A               (5)              $  382,495.57
Class PT1-II-57B               (6)              $  382,495.57
Class PT1-II-58A               (5)              $  357,515.61
Class PT1-II-58B               (6)              $  357,515.61
Class PT1-II-59A               (5)              $  334,249.75
Class PT1-II-59B               (6)              $  334,249.75
Class PT1-II-60A               (5)              $  313,005.78
Class PT1-II-60B               (6)              $  313,005.78
Class PT1-II-61A               (5)              $1,381,852.47
Class PT1-II-61B               (6)              $1,381,852.47
Class PT1-R                    (7)              $      100.00

-------------------

(1) For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-1 Regular Interest shall bear interest at a per annum rate (its "Pooling-Tier REMIC-1 Interest Rate") equal to the Pooling-Tier REMIC-1 Loan Group I WAC Rate.

(2) For any Distribution Date (and the related Interest Accrual Period) this Pooling-Tier REMIC-1 Regular Interest shall bear interest at a per annum rate (its "Pooling-Tier REMIC-1 Interest Rate") equal to the product of
      (i) 2 and (ii) the Pooling-Tier REMIC-1 Loan Group I WAC Rate, subject to a maximum rate of 9.7200%.

(3) For any Distribution Date (and the related Interest Accrual Period) this Pooling-Tier REMIC-1 Regular Interest shall bear interest at a per annum rate (its "Pooling-Tier REMIC-1 Interest Rate") equal to the excess, if any, of (A) the product of (i) 2 and (ii) the Pooling-Tier REMIC-1 Loan Group I WAC Rate over (B) 9.7200%.

(4) For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-1 Regular Interest shall bear interest at a per annum rate (its "Pooling-Tier REMIC-1 Interest Rate") equal to the Pooling-Tier REMIC-1 Loan Group II WAC Rate.

(5) For any Distribution Date (and the related Interest Accrual Period) this Pooling-Tier REMIC-1 Regular Interest shall bear interest at a per annum rate (its "Pooling-Tier REMIC-1 Interest Rate") equal to the product of
      (i) 2 and (ii) the Pooling-Tier REMIC-1 Loan Group II WAC Rate, subject to a maximum rate of 9.7200%.

(6) For any Distribution Date (and the related Interest Accrual Period) this Pooling-Tier REMIC-1 Regular Interest shall bear interest at a per annum rate (its "Pooling-Tier REMIC-1 Interest Rate") equal to the excess, if any, of (A) the product of (i) 2 and (ii) the Pooling-Tier REMIC-1 Loan Group II WAC Rate over (B) 9.7200%.

(7)   The Class PT1-R Interest shall not bear interest.

            On each Distribution Date, the Securities Administrator shall first pay from the Trust Fund and charge as an expense of Pooling-Tier REMIC-1 all expenses of the Trust for such Distribution Date. Such expense, other than Servicing Fee and Master Servicing Fee, shall be allocated in the same manner as Realized Losses.

            On each Distribution Date, the interest distributable in respect of the Mortgage Loans from the related Loan Group for such Distribution Date shall be deemed to be distributed to the Pooling-Tier REMIC-1 Regular Interests at the rates shown above.

            On each Distribution Date, Realized Losses, Subsequent Recoveries and payments of principal in respect of the Group I Mortgage Loans shall be allocated to the Class R-2 Certificates pursuant to Section 4.02(a)(iii) until its Class Certificate Balance is reduced to zero, then to the outstanding Pooling-Tier REMIC-1 Regular Interest relating to Loan Group I with the lowest numerical denomination (other than the Class PT1-1 Interest) until the Pooling-Tier REMIC-1 Principal Amount of such interest is reduced to zero, provided that, with respect to Pooling-Tier REMIC-1 Regular Interests relating to Loan Group I with the same numerical denomination, such Realized Losses and payments of principal shall be allocated pro rata between such Pooling-Tier REMIC-1 Regular Interests, and then to the Class PT1-1 Interest until the Pooling-Tier REMIC-1 Principal Amount of such interest is reduced to zero.

            On each Distribution Date, Realized Losses, Subsequent Recoveries and payments of principal in respect of the Group II Mortgage Loans shall be allocated to the outstanding Pooling-Tier REMIC-1 Regular Interest relating to Loan Group II with the lowest numerical denomination (other than the Class PT1-II-1 Interest) until the Pooling-Tier REMIC-1 Principal Amount of such interest is reduced to zero, provided that, with respect to Pooling-Tier REMIC-1 Regular Interests relating to Loan Group II with the same numerical denomination, such Realized Losses and payments of principal shall be allocated pro rata between such Pooling-Tier REMIC-1 Regular Interests, and then to the Class PT1-II-1 Interest until the Pooling-Tier REMIC-1 Principal Amount of such interest is reduced to zero.

                             Pooling-Tier REMIC-2

            Pooling-Tier REMIC-2 shall issue the following interests in Pooling-Tier REMIC-2, and each such interest, other than the Class PT2-R Interest, is hereby designated as a regular interest in Pooling-Tier REMIC-2. Pooling-Tier REMIC-2 Interests with an "I" in their designation shall relate to Loan Group I and Pooling Tier REMIC-2 Interests with a "II" in their designation shall relate to Loan Group II. The Class PT2-R Interest is hereby designated as the sole class of residual interest in Pooling-Tier REMIC-2 and shall be represented by the Class R-1 Certificates.

                          Pooling-Tier     Pooling-Tier         Corresponding          Corresponding        Corresponding
  Pooling-Tier REMIC-2      REMIC-2       REMIC-2 Initial    Pooling-Tier REMIC-2  Pooling-Tier REMIC-1  Scheduled Crossover
        Interest         Interest Rate   Principal Amount             IO             Regular Interest     Distribution Date
  --------------------   -------------   ----------------    --------------------  --------------------  --------------------
Class PT2-I-1                 (1)       $    7,758,929.65            N/A                    N/A                  N/A
Class PT2-I-2A                (2)       $    1,350,320.92   Class PT2-I-IO-2                N/A                  N/A
Class PT2-I-2B                (3)       $    1,350,320.92            N/A                    N/A                  N/A
Class PT2-I-3A                (2)       $    1,664,284.10   Class PT2-I-IO-3                N/A                  N/A
Class PT2-I-3B                (3)       $    1,664,284.10            N/A                    N/A                  N/A
Class PT2-I-4A                (2)       $    1,975,495.42   Class PT2-I-IO-4                N/A                  N/A
Class PT2-I-4B                (3)       $    1,975,495.42            N/A                    N/A                  N/A
Class PT2-I-5A                (2)       $    2,280,797.23   Class PT2-I-IO-5                N/A                  N/A
Class PT2-I-5B                (3)       $    2,280,797.23            N/A                    N/A                  N/A
Class PT2-I-6A                (2)       $    2,576,915.40   Class PT2-I-IO-6                N/A                  N/A
Class PT2-I-6B                (3)       $    2,576,915.40            N/A                    N/A                  N/A
Class PT2-I-7A                (2)       $    2,860,503.42   Class PT2-I-IO-7                N/A                  N/A
Class PT2-I-7B                (3)       $    2,860,503.42            N/A                    N/A                  N/A
Class PT2-I-8A                (2)       $    3,128,192.59   Class PT2-I-IO-8                N/A                  N/A
Class PT2-I-8B                (3)       $    3,128,192.59            N/A                    N/A                  N/A
Class PT2-I-9A                (2)       $    3,376,646.56   Class PT2-I-IO-9                N/A                  N/A
Class PT2-I-9B                (3)       $    3,376,646.56            N/A                    N/A                  N/A
Class PT2-I-10A               (2)       $    3,602,624.32   Class PT2-I-IO-10               N/A                  N/A
Class PT2-I-10B               (3)       $    3,602,624.32            N/A                    N/A                  N/A
Class PT2-I-11A               (2)       $    3,803,047.90   Class PT2-I-IO-11               N/A                  N/A
Class PT2-I-11B               (3)       $    3,803,047.90            N/A                    N/A                  N/A
Class PT2-I-12A               (2)       $    3,580,486.81   Class PT2-I-IO-12               N/A                  N/A
Class PT2-I-12B               (3)       $    3,580,486.81            N/A                    N/A                  N/A
Class PT2-I-13A               (2)       $    3,371,043.56   Class PT2-I-IO-13               N/A                  N/A
Class PT2-I-13B               (3)       $    3,371,043.56            N/A                    N/A                  N/A
Class PT2-I-14A               (2)       $    3,173,941.00   Class PT2-I-IO-14               N/A                  N/A
Class PT2-I-14B               (3)       $    3,173,941.00            N/A                    N/A                  N/A
Class PT2-I-15A               (2)       $    2,988,447.52   Class PT2-I-IO-15               N/A                  N/A
Class PT2-I-15B               (3)       $    2,988,447.52            N/A                    N/A                  N/A
Class PT2-I-16A               (2)       $    2,813,875.68   Class PT2-I-IO-16               N/A                  N/A
Class PT2-I-16B               (3)       $    2,813,875.68            N/A                    N/A                  N/A
Class PT2-I-17A               (2)       $    2,649,578.73   Class PT2-I-IO-17               N/A                  N/A
Class PT2-I-17B               (3)       $    2,649,578.73            N/A                    N/A                  N/A
Class PT2-I-18A               (2)       $    2,494,947.90   Class PT2-I-IO-18               N/A                  N/A
Class PT2-I-18B               (3)       $    2,494,947.90            N/A                    N/A                  N/A
Class PT2-I-19A               (2)       $    2,349,411.72   Class PT2-I-IO-19               N/A                  N/A
Class PT2-I-19B               (3)       $    2,349,411.72            N/A                    N/A                  N/A
Class PT2-I-20A               (2)       $    2,212,431.41   Class PT2-I-IO-20               N/A                  N/A
Class PT2-I-20B               (3)       $    2,212,431.41            N/A                    N/A                  N/A
Class PT2-I-21A               (2)       $    2,083,501.25   Class PT2-I-IO-21               N/A                  N/A
Class PT2-I-21B               (3)       $    2,083,501.25            N/A                    N/A                  N/A
Class PT2-I-22A               (2)       $    1,962,145.15   Class PT2-I-IO-22               N/A                  N/A
Class PT2-I-22B               (3)       $    1,962,145.15            N/A                    N/A                  N/A
Class PT2-I-23A               (2)       $   20,467,258.35   Class PT2-I-IO-23               N/A                  N/A
Class PT2-I-23B               (3)       $   20,467,258.35            N/A                    N/A                  N/A
Class PT2-I-24A               (2)       $      359,898.02   Class PT2-I-IO-24               N/A                  N/A
Class PT2-I-24B               (3)       $      359,898.02            N/A                    N/A                  N/A
Class PT2-I-25A               (2)       $      342,288.49   Class PT2-I-IO-25               N/A                  N/A
Class PT2-I-25B               (3)       $      342,288.49            N/A                    N/A                  N/A
Class PT2-I-26A               (2)       $      325,555.40   Class PT2-I-IO-26               N/A                  N/A
Class PT2-I-26B               (3)       $      325,555.40            N/A                    N/A                  N/A
Class PT2-I-27A               (2)       $      309,654.43   Class PT2-I-IO-27               N/A                  N/A
Class PT2-I-27B               (3)       $      309,654.43            N/A                    N/A                  N/A
Class PT2-I-28A               (2)       $      294,543.21   Class PT2-I-IO-28               N/A                  N/A
Class PT2-I-28B               (3)       $      294,543.21            N/A                    N/A                  N/A
Class PT2-I-29A               (2)       $      280,182.28   Class PT2-I-IO-29               N/A                  N/A
Class PT2-I-29B               (3)       $      280,182.28            N/A                    N/A                  N/A
Class PT2-I-30A               (2)       $      266,532.93   Class PT2-I-IO-30               N/A                  N/A
Class PT2-I-30B               (3)       $      266,532.93            N/A                    N/A                  N/A
Class PT2-I-31A               (2)       $      253,559.76   Class PT2-I-IO-31               N/A                  N/A
Class PT2-I-31B               (3)       $      253,559.76            N/A                    N/A                  N/A
Class PT2-I-32A               (2)       $      241,228.49   Class PT2-I-IO-32               N/A                  N/A
Class PT2-I-32B               (3)       $      241,228.49            N/A                    N/A                  N/A
Class PT2-I-33A               (2)       $      229,506.62   Class PT2-I-IO-33               N/A                  N/A
Class PT2-I-33B               (3)       $      229,506.62            N/A                    N/A                  N/A
Class PT2-I-34A               (2)       $      218,363.62   Class PT2-I-IO-34               N/A                  N/A
Class PT2-I-34B               (3)       $      218,363.62            N/A                    N/A                  N/A
Class PT2-I-35A               (2)       $      662,755.25   Class PT2-I-IO-35               N/A                  N/A
Class PT2-I-35B               (3)       $      662,755.25            N/A                    N/A                  N/A
Class PT2-I-36A               (2)       $      191,579.42   Class PT2-I-IO-36               N/A                  N/A
Class PT2-I-36B               (3)       $      191,579.42            N/A                    N/A                  N/A
Class PT2-I-37A               (2)       $      179,225.07   Class PT2-I-IO-37               N/A                  N/A
Class PT2-I-37B               (3)       $      179,225.07            N/A                    N/A                  N/A
Class PT2-I-38A               (2)       $      167,972.01   Class PT2-I-IO-38               N/A                  N/A
Class PT2-I-38B               (3)       $      167,972.01            N/A                    N/A                  N/A
Class PT2-I-39A               (2)       $      146,781.23   Class PT2-I-IO-39               N/A                  N/A
Class PT2-I-39B               (3)       $      146,781.23            N/A                    N/A                  N/A
Class PT2-I-40A               (2)       $      139,791.98   Class PT2-I-IO-40               N/A                  N/A
Class PT2-I-40B               (3)       $      139,791.98            N/A                    N/A                  N/A
Class PT2-I-41A               (2)       $      133,145.39   Class PT2-I-IO-41               N/A                  N/A
Class PT2-I-41B               (3)       $      133,145.39            N/A                    N/A                  N/A
Class PT2-I-42A               (2)       $      126,824.14   Class PT2-I-IO-42               N/A                  N/A
Class PT2-I-42B               (3)       $      126,824.14            N/A                    N/A                  N/A
Class PT2-I-43A               (2)       $      120,811.53   Class PT2-I-IO-43               N/A                  N/A
Class PT2-I-43B               (3)       $      120,811.53            N/A                    N/A                  N/A
Class PT2-I-44A               (2)       $      115,091.63   Class PT2-I-IO-44               N/A                  N/A
Class PT2-I-44B               (3)       $      115,091.63            N/A                    N/A                  N/A
Class PT2-I-45A               (2)       $      109,650.02   Class PT2-I-IO-45               N/A                  N/A
Class PT2-I-45B               (3)       $      109,650.02            N/A                    N/A                  N/A
Class PT2-I-46A               (2)       $      104,472.26   Class PT2-I-IO-46               N/A                  N/A
Class PT2-I-46B               (3)       $      104,472.26            N/A                    N/A                  N/A
Class PT2-I-47A               (2)       $       99,545.16   Class PT2-I-IO-47               N/A                  N/A
Class PT2-I-47B               (3)       $       99,545.16            N/A                    N/A                  N/A
Class PT2-I-48A               (2)       $       94,856.10   Class PT2-I-IO-48               N/A                  N/A
Class PT2-I-48B               (3)       $       94,856.10            N/A                    N/A                  N/A
Class PT2-I-49A               (2)       $       90,393.26   Class PT2-I-IO-49               N/A                  N/A
Class PT2-I-49B               (3)       $       90,393.26            N/A                    N/A                  N/A
Class PT2-I-50A               (2)       $       86,145.08   Class PT2-I-IO-50               N/A                  N/A
Class PT2-I-50B               (3)       $       86,145.08            N/A                    N/A                  N/A
Class PT2-I-51A               (2)       $       82,101.26   Class PT2-I-IO-51               N/A                  N/A
Class PT2-I-51B               (3)       $       82,101.26            N/A                    N/A                  N/A
Class PT2-I-52A               (2)       $       78,251.15   Class PT2-I-IO-52               N/A                  N/A
Class PT2-I-52B               (3)       $       78,251.15            N/A                    N/A                  N/A
Class PT2-I-53A               (2)       $       74,585.50   Class PT2-I-IO-53               N/A                  N/A
Class PT2-I-53B               (3)       $       74,585.50            N/A                    N/A                  N/A
Class PT2-I-54A               (2)       $       71,095.05   Class PT2-I-IO-54               N/A                  N/A
Class PT2-I-54B               (3)       $       71,095.05            N/A                    N/A                  N/A
Class PT2-I-55A               (2)       $       79,621.76   Class PT2-I-IO-55               N/A                  N/A
Class PT2-I-55B               (3)       $       79,621.76            N/A                    N/A                  N/A
Class PT2-I-56A               (2)       $      178,476.91   Class PT2-I-IO-56               N/A                  N/A
Class PT2-I-56B               (3)       $      178,476.91            N/A                    N/A                  N/A
Class PT2-I-57A               (2)       $      166,779.93   Class PT2-I-IO-57               N/A                  N/A
Class PT2-I-57B               (3)       $      166,779.93            N/A                    N/A                  N/A
Class PT2-I-58A               (2)       $      155,887.89   Class PT2-I-IO-58               N/A                  N/A
Class PT2-I-58B               (3)       $      155,887.89            N/A                    N/A                  N/A
Class PT2-I-59A               (2)       $      145,743.25   Class PT2-I-IO-59               N/A                  N/A
Class PT2-I-59B               (3)       $      145,743.25            N/A                    N/A                  N/A
Class PT2-I-60A               (2)       $      136,480.22   Class PT2-I-IO-60               N/A                  N/A
Class PT2-I-60B               (3)       $      136,480.22            N/A                    N/A                  N/A
Class PT2-I-61A               (2)       $      602,530.53   Class PT2-I-IO-61               N/A                  N/A
Class PT2-I-61B               (3)       $      602,530.53            N/A                    N/A                  N/A
Class PT2-II-1                (5)       $   17,794,903.30            N/A                    N/A                  N/A
Class PT2-II-2A               (6)       $    3,096,846.08   Class PT2-II-IO-2               N/A                  N/A
Class PT2-II-2B               (7)       $    3,096,846.08            N/A                    N/A                  N/A
Class PT2-II-3A               (6)       $    3,816,893.90   Class PT2-II-IO-3               N/A                  N/A
Class PT2-II-3B               (7)       $    3,816,893.90            N/A                    N/A                  N/A
Class PT2-II-4A               (6)       $    4,530,630.58   Class PT2-II-IO-4               N/A                  N/A
Class PT2-II-4B               (7)       $    4,530,630.58            N/A                    N/A                  N/A
Class PT2-II-5A               (6)       $    5,230,814.27   Class PT2-II-IO-5               N/A                  N/A
Class PT2-II-5B               (7)       $    5,230,814.27            N/A                    N/A                  N/A
Class PT2-II-6A               (6)       $    5,909,936.10   Class PT2-II-IO-6               N/A                  N/A
Class PT2-II-6B               (7)       $    5,909,936.10            N/A                    N/A                  N/A
Class PT2-II-7A               (6)       $    6,560,321.08   Class PT2-II-IO-7               N/A                  N/A
Class PT2-II-7B               (7)       $    6,560,321.08            N/A                    N/A                  N/A
Class PT2-II-8A               (6)       $    7,174,243.41   Class PT2-II-IO-8               N/A                  N/A
Class PT2-II-8B               (7)       $    7,174,243.41             N/A                   N/A                  N/A
Class PT2-II-9A               (6)       $    7,744,051.44   Class PT2-II-IO-9               N/A                  N/A
Class PT2-II-9B               (7)       $    7,744,051.44            N/A                    N/A                  N/A
Class PT2-II-10A              (6)       $    8,262,312.18   Class PT2-II-IO-10              N/A                  N/A
Class PT2-II-10B              (7)       $    8,262,312.18            N/A                    N/A                  N/A
Class PT2-II-11A              (6)       $    8,721,966.60   Class PT2-II-IO-11              N/A                  N/A
Class PT2-II-11B              (7)       $    8,721,966.60            N/A                    N/A                  N/A
Class PT2-II-12A              (6)       $    8,211,541.69   Class PT2-II-IO-12              N/A                  N/A
Class PT2-II-12B              (7)       $    8,211,541.69            N/A                    N/A                  N/A
Class PT2-II-13A              (6)       $    7,731,201.44   Class PT2-II-IO-13              N/A                  N/A
Class PT2-II-13B              (7)       $    7,731,201.44            N/A                    N/A                  N/A
Class PT2-II-14A              (6)       $    7,279,163.50   Class PT2-II-IO-14              N/A                  N/A
Class PT2-II-14B              (7)       $    7,279,163.50            N/A                    N/A                  N/A
Class PT2-II-15A              (6)       $    6,853,749.98   Class PT2-II-IO-15              N/A                  N/A
Class PT2-II-15B              (7)       $    6,853,749.98            N/A                    N/A                  N/A
Class PT2-II-16A              (6)       $    6,453,384.32   Class PT2-II-IO-16              N/A                  N/A
Class PT2-II-16B              (7)       $    6,453,384.32            N/A                    N/A                  N/A
Class PT2-II-17A              (6)       $    6,076,583.27   Class PT2-II-IO-17              N/A                  N/A
 Class PT2-II-17B             (7)       $    6,076,583.27            N/A                    N/A                  N/A
 Class PT2-II-18A             (6)       $    5,721,950.60   Class PT2-II-IO-18              N/A                  N/A
Class PT2-II-18B              (7)       $    5,721,950.60            N/A                    N/A                  N/A
Class PT2-II-19A              (6)       $    5,388,175.78   Class PT2-II-IO-19              N/A                  N/A
Class PT2-II-19B              (7)       $    5,388,175.78            N/A                    N/A                  N/A
Class PT2-II-20A              (6)       $    5,074,023.09   Class PT2-II-IO-20              N/A                  N/A
Class PT2-II-20B              (7)       $    5,074,023.09            N/A                    N/A                  N/A
Class PT2-II-21A              (6)       $    4,778,332.75   Class PT2-II-IO-21              N/A                  N/A
Class PT2-II-21B              (7)       $    4,778,332.75            N/A                    N/A                  N/A
Class PT2-II-22A              (6)       $    4,500,012.85   Class PT2-II-IO-22              N/A                  N/A
Class PT2-II-22B              (7)       $    4,500,012.85            N/A                    N/A                  N/A
Class PT2-II-23A              (6)       $   46,939,914.65   Class PT2-II-IO-23              N/A                  N/A
Class PT2-II-23B              (7)       $   46,939,914.65            N/A                    N/A                  N/A
Class PT2-II-24A              (6)       $      825,395.48   Class PT2-II-IO-24              N/A                  N/A
Class PT2-II-24B              (7)       $      825,395.48            N/A                    N/A                  N/A
Class PT2-II-25A              (6)       $      785,009.51   Class PT2-II-IO-25              N/A                  N/A
Class PT2-II-25B              (7)       $      785,009.51            N/A                    N/A                  N/A
Class PT2-II-26A              (6)       $      746,633.60   Class PT2-II-IO-26              N/A                  N/A
Class PT2-II-26B              (7)       $      746,633.60            N/A                    N/A                  N/A
Class PT2-II-27A              (6)       $      710,166.07   Class PT2-II-IO-27              N/A                  N/A
Class PT2-II-27B              (7)       $      710,166.07            N/A                    N/A                  N/A
Class PT2-II-28A              (6)       $      675,509.79   Class PT2-II-IO-28              N/A                  N/A
Class PT2-II-28B              (7)       $      675,509.79            N/A                    N/A                  N/A
Class PT2-II-29A              (6)       $      642,574.22   Class PT2-II-IO-29              N/A                  N/A
Class PT2-II-29B              (7)       $      642,574.22            N/A                    N/A                  N/A
Class PT2-II-30A              (6)       $      611,270.57   Class PT2-II-IO-30              N/A                  N/A
Class PT2-II-30B              (7)       $      611,270.57            N/A                    N/A                  N/A
Class PT2-II-31A              (6)       $      581,517.74   Class PT2-II-IO-31              N/A                  N/A
Class PT2-II-31B              (7)       $      581,517.74            N/A                    N/A                  N/A
Class PT2-II-32A              (6)       $      553,237.01   Class PT2-II-IO-32              N/A                  N/A
Class PT2-II-32B              (7)       $      553,237.01            N/A                    N/A                  N/A
Class PT2-II-33A              (6)       $      526,353.88   Class PT2-II-IO-33              N/A                  N/A
Class PT2-II-33B              (7)       $      526,353.88            N/A                    N/A                  N/A
Class PT2-II-34A              (6)       $      500,798.38   Class PT2-II-IO-34              N/A                  N/A
Class PT2-II-34B              (7)       $      500,798.38            N/A                    N/A                  N/A
Class PT2-II-35A              (6)       $    1,519,972.75   Class PT2-II-IO-35              N/A                  N/A
Class PT2-II-35B              (7)       $    1,519,972.75            N/A                    N/A                  N/A
Class PT2-II-36A              (6)       $      439,371.08   Class PT2-II-IO-36              N/A                  N/A
Class PT2-II-36B              (7)       $      439,371.08            N/A                    N/A                  N/A
Class PT2-II-37A              (6)       $      411,037.43   Class PT2-II-IO-37              N/A                  N/A
Class PT2-II-37B              (7)       $      411,037.43            N/A                    N/A                  N/A
Class PT2-II-38A              (6)       $      385,229.49   Class PT2-II-IO-38              N/A                  N/A
Class PT2-II-38B              (7)       $      385,229.49            N/A                    N/A                  N/A
Class PT2-II-39A              (6)       $      336,630.27    Class PT2-II-IO-39             N/A                  N/A
Class PT2-II-39B              (7)       $      336,630.27            N/A                    N/A                  N/A
Class PT2-II-40A              (6)       $      320,601.02   Class PT2-II-IO-40              N/A                  N/A
Class PT2-II-40B              (7)       $      320,601.02            N/A                    N/A                  N/A
Class PT2-II-41A              (6)       $      305,357.61   Class PT2-II-IO-41              N/A                  N/A
Class PT2-II-41B              (7)       $      305,357.61            N/A                    N/A                  N/A
Class PT2-II-42A              (6)       $      290,860.36   Class PT2-II-IO-42              N/A                  N/A
Class PT2-II-42B              (7)       $      290,860.36            N/A                    N/A                  N/A
Class PT2-II-43A              (6)       $      277,070.97   Class PT2-II-IO-43              N/A                  N/A
Class PT2-II-43B              (7)       $      277,070.97            N/A                    N/A                  N/A
Class PT2-II-44A              (6)       $      263,952.87   Class PT2-II-IO-44              N/A                  N/A
Class PT2-II-44B              (7)       $      263,952.87            N/A                    N/A                  N/A
Class PT2-II-45A              (6)       $      251,472.98   Class PT2-II-IO-45              N/A                  N/A
Class PT2-II-45B              (7)       $      251,472.98            N/A                    N/A                  N/A
Class PT2-II-46A              (6)       $      239,598.24   Class PT2-II-IO-46              N/A                  N/A
Class PT2-II-46B              (7)       $      239,598.24            N/A                    N/A                  N/A
Class PT2-II-47A              (6)       $      228,298.34   Class PT2-II-IO-47              N/A                  N/A
Class PT2-II-47B              (7)       $      228,298.34            N/A                    N/A                  N/A
Class PT2-II-48A              (6)       $      217,544.40   Class PT2-II-IO-48              N/A                  N/A
Class PT2-II-48B              (7)       $      217,544.40            N/A                    N/A                  N/A
Class PT2-II-49A              (6)       $      207,309.24   Class PT2-II-IO-49              N/A                  N/A
Class PT2-II-49B              (7)       $      207,309.24            N/A                    N/A                  N/A
Class PT2-II-50A              (6)       $      197,566.42   Class PT2-II-IO-50              N/A                  N/A
Class PT2-II-50B              (7)       $      197,566.42            N/A                    N/A                  N/A
Class PT2-II-51A              (6)       $      188,292.24   Class PT2-II-IO-51              N/A                  N/A
Class PT2-II-51B              (7)       $      188,292.24            N/A                    N/A                  N/A
Class PT2-II-52A              (6)       $      179,462.35   Class PT2-II-IO-52              N/A                  N/A
Class PT2-II-52B              (7)       $      179,462.35            N/A                    N/A                  N/A
Class PT2-II-53A              (6)       $      171,055.50   Class PT2-II-IO-53              N/A                  N/A
Class PT2-II-53B              (7)       $      171,055.50            N/A                    N/A                  N/A
Class PT2-II-54A              (6)       $      163,050.45   Class PT2-II-IO-54              N/A                  N/A
Class PT2-II-54B              (7)       $      163,050.45            N/A                    N/A                  N/A
Class PT2-II-55A              (6)       $      182,605.74   Class PT2-II-IO-55              N/A                  N/A
Class PT2-II-55B              (7)       $      182,605.74            N/A                    N/A                  N/A
Class PT2-II-56A              (6)       $      409,321.59   Class PT2-II-IO-56              N/A                  N/A
Class PT2-II-56B              (7)       $      409,321.59            N/A                    N/A                  N/A
Class PT2-II-57A              (6)       $      382,495.57   Class PT2-II-IO-57              N/A                  N/A
Class PT2-II-57B              (7)       $      382,495.57            N/A                    N/A                  N/A
Class PT2-II-58A              (6)       $      357,515.61   Class PT2-II-IO-58              N/A                  N/A
Class PT2-II-58B              (7)       $      357,515.61            N/A                    N/A                  N/A
Class PT2-II-59A              (6)       $      334,249.75   Class PT2-II-IO-59              N/A                  N/A
Class PT2-II-59B              (7)       $      334,249.75            N/A                    N/A                  N/A
Class PT2-II-60A              (6)       $      313,005.78   Class PT2-II-IO-60              N/A                  N/A
Class PT2-II-60B              (7)       $      313,005.78            N/A                    N/A                  N/A
Class PT2-II-61A              (6)       $    1,381,852.47   Class PT2-II-IO-61              N/A                  N/A
Class PT2-II-61B              (7)       $    1,381,852.47            N/A                    N/A                  N/A
Class PT2-I-IO-2              (4)               (4)                  N/A           Class PT1-I-2A            January 2006
Class PT2-I-IO-3              (4)               (4)                  N/A           Class PT1-I-3A           February 2006
Class PT2-I-IO-4              (4)               (4)                  N/A           Class PT1-I-4A             March 2006
Class PT2-I-IO-5              (4)               (4)                  N/A           Class PT1-I-5A             April 2006
Class PT2-I-IO-6              (4)               (4)                  N/A           Class PT1-I-6A              May 2006
Class PT2-I-IO-7              (4)               (4)                  N/A           Class PT1-I-7A             June 2006
Class PT2-I-IO-8              (4)               (4)                  N/A           Class PT1-I-8A             July 2006
Class PT2-I-IO-9              (4)               (4)                  N/A           Class PT1-I-9A            August 2006
Class PT2-I-IO-10             (4)               (4)                  N/A           Class PT1-I-10A          September 2006
Class PT2-I-IO-11             (4)               (4)                  N/A           Class PT1-I-11A           October 2006
Class PT2-I-IO-12             (4)               (4)                  N/A           Class PT1-I-12A          November 2006
Class PT2-I-IO-13             (4)               (4)                  N/A           Class PT1-I-13A          December 2006
Class PT2-I-IO-14             (4)               (4)                  N/A           Class PT1-I-14A           January 2007
Class PT2-I-IO-15             (4)               (4)                  N/A           Class PT1-I-15A          February 2007
Class PT2-I-IO-16             (4)               (4)                  N/A           Class PT1-I-16A            March 2007
Class PT2-I-IO-17             (4)               (4)                  N/A           Class PT1-I-17A            April 2007
Class PT2-I-IO-18             (4)               (4)                  N/A           Class PT1-I-18A             May 2007
Class PT2-I-IO-19             (4)               (4)                  N/A           Class PT1-I-19A            June 2007
Class PT2-I-IO-20             (4)               (4)                  N/A           Class PT1-I-20A            July 2007
Class PT2-I-IO-21             (4)               (4)                  N/A           Class PT1-I-21A           August 2007
Class PT2-I-IO-22             (4)               (4)                  N/A           Class PT1-I-22A          September 2007
Class PT2-I-IO-23             (4)               (4)                  N/A           Class PT1-I-23A           October 2007
Class PT2-I-IO-24             (4)               (4)                  N/A           Class PT1-I-24A          November 2007
Class PT2-I-IO-25             (4)               (4)                  N/A           Class PT1-I-25A          December 2007
Class PT2-I-IO-26             (4)               (4)                  N/A           Class PT1-I-26A           January 2008
Class PT2-I-IO-27             (4)               (4)                  N/A           Class PT1-I-27A          February 2008
Class PT2-I-IO-28             (4)               (4)                  N/A           Class PT1-I-28A            March 2008
Class PT2-I-IO-29             (4)               (4)                  N/A           Class PT1-I-29A            April 2008
Class PT2-I-IO-30             (4)               (4)                  N/A           Class PT1-I-30A             May 2008
Class PT2-I-IO-31             (4)               (4)                  N/A           Class PT1-I-31A            June 2008
Class PT2-I-IO-32             (4)               (4)                  N/A           Class PT1-I-32A            July 2008
Class PT2-I-IO-33             (4)               (4)                  N/A           Class PT1-I-33A           August 2008
Class PT2-I-IO-34             (4)               (4)                  N/A           Class PT1-I-34A          September 2008
Class PT2-I-IO-35             (4)               (4)                  N/A           Class PT1-I-35A           October 2008
Class PT2-I-IO-36             (4)               (4)                  N/A           Class PT1-I-36A          November 2008
Class PT2-I-IO-37             (4)               (4)                  N/A           Class PT1-I-37A          December 2008
Class PT2-I-IO-38             (4)               (4)                  N/A           Class PT1-I-38A           January 2009
Class PT2-I-IO-39             (4)               (4)                  N/A           Class PT1-I-39A          February 2009
Class PT2-I-IO-40             (4)               (4)                  N/A           Class PT1-I-40A            March 2009
Class PT2-I-IO-41             (4)               (4)                  N/A           Class PT1-I-41A            April 2009
Class PT2-I-IO-42             (4)               (4)                  N/A           Class PT1-I-42A             May 2009
Class PT2-I-IO-43             (4)               (4)                  N/A           Class PT1-I-43A            June 2009
Class PT2-I-IO-44             (4)               (4)                  N/A           Class PT1-I-44A            July 2009
Class PT2-I-IO-45             (4)               (4)                  N/A           Class PT1-I-45A           August 2009
Class PT2-I-IO-46             (4)               (4)                  N/A           Class PT1-I-46A          September 2009
Class PT2-I-IO-47             (4)               (4)                  N/A           Class PT1-I-47A           October 2009
Class PT2-I-IO-48             (4)               (4)                  N/A           Class PT1-I-48A          November 2009
Class PT2-I-IO-49             (4)               (4)                  N/A           Class PT1-I-49A          December 2009
Class PT2-I-IO-50             (4)               (4)                  N/A           Class PT1-I-50A           January 2010
Class PT2-I-IO-51             (4)               (4)                  N/A           Class PT1-I-51A          February 2010
Class PT2-I-IO-52             (4)               (4)                  N/A           Class PT1-I-52A            March 2010
Class PT2-I-IO-53             (4)               (4)                  N/A           Class PT1-I-53A            April 2010
Class PT2-I-IO-54             (4)               (4)                  N/A           Class PT1-I-54A             May 2010
Class PT2-I-IO-55             (4)               (4)                  N/A           Class PT1-I-55A            June 2010
Class PT2-I-IO-56             (4)               (4)                  N/A           Class PT1-I-56A            July 2010
Class PT2-I-IO-57             (4)               (4)                  N/A           Class PT1-I-57A           August 2010
Class PT2-I-IO-58             (4)               (4)                  N/A           Class PT1-I-58A          September 2010
Class PT2-I-IO-59             (4)               (4)                  N/A           Class PT1-I-59A           October 2010
Class PT2-I-IO-60             (4)               (4)                  N/A           Class PT1-I-60A          November 2010
Class PT2-I-IO-61             (4)               (4)                  N/A           Class PT1-I-61A          December 2010
Class PT2-II-IO-2             (4)               (4)                  N/A           Class PT1-II-2A           January 2006
Class PT2-II-IO-3             (4)               (4)                  N/A           Class PT1-II-3A          February 2006
Class PT2-II-IO-4             (4)               (4)                  N/A           Class PT1-II-4A            March 2006
Class PT2-II-IO-5             (4)               (4)                  N/A           Class PT1-II-5A            April 2006
Class PT2-II-IO-6             (4)               (4)                  N/A           Class PT1-II-6A             May 2006
Class PT2-II-IO-7             (4)               (4)                  N/A           Class PT1-II-7A            June 2006
Class PT2-II-IO-8             (4)               (4)                  N/A           Class PT1-II-8A            July 2006
Class PT2-II-IO-9             (4)               (4)                  N/A           Class PT1-II-9A           August 2006
Class PT2-II-IO-10            (4)               (4)                  N/A           Class PT1-II-10A         September 2006
Class PT2-II-IO-11            (4)               (4)                  N/A           Class PT1-II-11A          October 2006
Class PT2-II-IO-12            (4)               (4)                  N/A           Class PT1-II-12A         November 2006
Class PT2-II-IO-13            (4)               (4)                  N/A           Class PT1-II-13A         December 2006
Class PT2-II-IO-14            (4)               (4)                  N/A           Class PT1-II-14A          January 2007
Class PT2-II-IO-15            (4)               (4)                  N/A           Class PT1-II-15A         February 2007
Class PT2-II-IO-16            (4)               (4)                  N/A           Class PT1-II-16A           March 2007
Class PT2-II-IO-17            (4)               (4)                  N/A           Class PT1-II-17A           April 2007
Class PT2-II-IO-18            (4)               (4)                  N/A           Class PT1-II-18A            May 2007
Class PT2-II-IO-19            (4)               (4)                  N/A           Class PT1-II-19A           June 2007
Class PT2-II-IO-20            (4)               (4)                  N/A           Class PT1-II-20A           July 2007
Class PT2-II-IO-21            (4)               (4)                  N/A           Class PT1-II-21A          August 2007
Class PT2-II-IO-22            (4)               (4)                  N/A           Class PT1-II-22A         September 2007
Class PT2-II-IO-23            (4)               (4)                  N/A           Class PT1-II-23A          October 2007
Class PT2-II-IO-24            (4)               (4)                  N/A           Class PT1-II-24A         November 2007
Class PT2-II-IO-25            (4)               (4)                  N/A           Class PT1-II-25A         December 2007
Class PT2-II-IO-26            (4)               (4)                  N/A           Class PT1-II-26A          January 2008
Class PT2-II-IO-27            (4)               (4)                  N/A           Class PT1-II-27A         February 2008
Class PT2-II-IO-28            (4)               (4)                  N/A           Class PT1-II-28A           March 2008
Class PT2-II-IO-29            (4)               (4)                  N/A           Class PT1-II-29A           April 2008
Class PT2-II-IO-30            (4)               (4)                  N/A           Class PT1-II-30A            May 2008
Class PT2-II-IO-31            (4)               (4)                  N/A           Class PT1-II-31A           June 2008
Class PT2-II-IO-32            (4)               (4)                  N/A           Class PT1-II-32A           July 2008
Class PT2-II-IO-33            (4)               (4)                  N/A           Class PT1-II-33A          August 2008
Class PT2-II-IO-34            (4)               (4)                  N/A           Class PT1-II-34A         September 2008
Class PT2-II-IO-35            (4)               (4)                  N/A           Class PT1-II-35A          October 2008
Class PT2-II-IO-36            (4)               (4)                  N/A           Class PT1-II-36A         November 2008
Class PT2-II-IO-37            (4)               (4)                  N/A           Class PT1-II-37A         December 2008
Class PT2-II-IO-38            (4)               (4)                  N/A           Class PT1-II-38A          January 2009
Class PT2-II-IO-39            (4)               (4)                  N/A           Class PT1-II-39A         February 2009
Class PT2-II-IO-40            (4)               (4)                  N/A           Class PT1-II-40A           March 2009
Class PT2-II-IO-41            (4)               (4)                  N/A           Class PT1-II-41A           April 2009
Class PT2-II-IO-42            (4)               (4)                  N/A           Class PT1-II-42A            May 2009
Class PT2-II-IO-43            (4)               (4)                  N/A           Class PT1-II-43A           June 2009
Class PT2-II-IO-44            (4)               (4)                  N/A           Class PT1-II-44A           July 2009
Class PT2-II-IO-45            (4)               (4)                  N/A           Class PT1-II-45A          August 2009
Class PT2-II-IO-46            (4)               (4)                  N/A           Class PT1-II-46A         September 2009
Class PT2-II-IO-47            (4)               (4)                  N/A           Class PT1-II-47A          October 2009
Class PT2-II-IO-48            (4)               (4)                  N/A           Class PT1-II-48A         November 2009
Class PT2-II-IO-49            (4)               (4)                  N/A           Class PT1-II-49A         December 2009
Class PT2-II-IO-50            (4)               (4)                  N/A           Class PT1-II-50A          January 2010
Class PT2-II-IO-51            (4)               (4)                  N/A           Class PT1-II-51A         February 2010
Class PT2-II-IO-52            (4)               (4)                  N/A           Class PT1-II-52A           March 2010
Class PT2-II-IO-53            (4)               (4)                  N/A           Class PT1-II-53A           April 2010
Class PT2-II-IO-54            (4)               (4)                  N/A           Class PT1-II-54A            May 2010
Class PT2-II-IO-55            (4)               (4)                  N/A           Class PT1-II-55A           June 2010
Class PT2-II-IO-56            (4)               (4)                  N/A           Class PT1-II-56A           July 2010
Class PT2-II-IO-57            (4)               (4)                  N/A           Class PT1-II-57A          August 2010
Class PT2-II-IO-58            (4)               (4)                  N/A           Class PT1-II-58A         September 2010
Class PT2-II-IO-59            (4)               (4)                  N/A           Class PT1-II-59A          October 2010
Class PT2-II-IO-60            (4)               (4)                  N/A           Class PT1-II-60A         November 2010
Class PT2-II-IO-61            (4)               (4)                  N/A           Class PT1-II-61A         December 2010
Class PT2-R                   (8)             $100.00                N/A                    N/A                  N/A

-----------------

(1) For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate (its "Pooling-Tier REMIC-2 Interest Rate") equal to the Pooling-Tier REMIC-1 Loan Group I WAC Rate.

(2) For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate (its "Pooling-Tier REMIC-2 Interest Rate") equal to the weighted average of the Pooling-Tier REMIC-1 Interest Rates on the Pooling-Tier REMIC-1 Regular Interests relating to Loan Group I and having an "A" in their class designation, provided that, on each Distribution Date on which interest is distributable on the Corresponding Pooling-Tier REMIC-2 IO Interest, this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate equal to Swap LIBOR subject to a maximum rate equal to the weighted average of the Pooling-Tier REMIC-1 Interest Rates on the Pooling-Tier REMIC-1 Regular Interests relating to Loan Group I and having an "A" in their class designation.

(3) For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate (its "Pooling-Tier REMIC-2 Interest Rate") equal to the weighted average of the Pooling-Tier REMIC-1 Interest Rates on the Pooling-Tier REMIC-1 Regular Interests relating to Loan Group I and having a "B" in their class designation.

(4) Each Pooling-Tier REMIC-2 IO is an interest-only interest and does not have a principal balance but has a notional balance ("Pooling-Tier REMIC-2 IO Notional Balance") equal to the Pooling-Tier REMIC-2 Principal Amount of the Corresponding Pooling-Tier REMIC-1 Regular Interest. From the Closing Date through and including the Corresponding Actual Crossover Distribution Date, each Pooling-Tier REMIC-2 IO Interest shall be entitled to receive interest that accrues on the Corresponding Pooling-Tier REMIC-1 Regular Interest at a rate equal to the excess, if any, of (i) the Pooling-Tier REMIC-1 Interest Rate for the Corresponding Pooling-Tier REMIC-1 Regular Interest over (ii) Swap LIBOR. After the Corresponding Actual Crossover Distribution Date, the Pooling-Tier REMIC-2 IO Interest shall not accrue interest.

(5) For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate (its "Pooling-Tier REMIC-2 Interest Rate") equal to the Pooling-Tier REMIC-1 Loan Group II WAC Rate.

(6) For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate (its "Pooling-Tier REMIC-2 Interest Rate") equal to the weighted average of the Pooling-Tier REMIC-1 Interest Rates on the Pooling-Tier REMIC-1 Regular Interests relating to Loan Group II and having an "A" in their class designation, provided that, on each Distribution Date on which interest is distributable on the Corresponding Pooling-Tier REMIC-2 IO Interest, this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate equal to Swap LIBOR subject to a maximum rate equal to the weighted average of the Pooling-Tier REMIC-1 Interest Rates on the Pooling-Tier REMIC-1 Regular Interests relating to Loan Group II and having an "A" in their class designation.

(7) For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate (its "Pooling-Tier REMIC-2 Interest Rate") equal to the weighted average of the Pooling-Tier REMIC-1 Interest Rates on the Pooling-Tier REMIC-1 Regular Interests relating to Loan Group II and having a "B" in their class designation.

(8)   The Class PT2-R Interest shall not bear interest.

            On each Distribution Date, the interest distributable in respect of the Mortgage Loans for such Distribution Date shall be distributed to the Pooling-Tier REMIC-2 Regular Interests at the Pooling-Tier REMIC-2 Interest Rates shown above.

            On each Distribution Date, Realized Losses, Subsequent Recoveries and payments of principal in respect of the Group I Mortgage Loans shall be allocated to the Class R-1 Certificates in respect of the Class PT2-R Interest pursuant to Section 4.02(a)(ii) until its Class Certificate Balance is reduced to zero, then to the outstanding Pooling-Tier REMIC-2 Regular Interests (other than the Pooling-Tier REMIC-2 IO Interests) relating to Loan Group I with the lowest numerical denomination (other than the Class PT2-I-1 Interest) until the Pooling-Tier REMIC-2 Principal Amount of such interest is reduced to zero, provided that, for Pooling-Tier REMIC-2 Regular Interests relating to Loan Group I with the same numerical denomination, such Realized Losses and payments of principal shall be allocated pro rata between such Pooling-Tier REMIC-2 Regular Interests, and then to the Class PT2-I-1 Interest until the Pooling-Tier REMIC-2 Principal Amount of such interest is reduced to zero.

            On each Distribution Date, Realized Losses, Subsequent Recoveries and payments of principal in respect of the Group II Mortgage Loans shall be allocated to the outstanding Pooling-Tier REMIC-2 Regular Interests (other than the Pooling-Tier REMIC-2 IO Interests) relating to Loan Group II with the lowest numerical denomination (other than the Class PT2-II-1 Interest) until the Pooling-Tier REMIC-2 Principal Amount of such interest is reduced to zero, provided that, for Pooling-Tier REMIC-2 Regular Interests relating to Loan Group II with the same numerical denomination, such Realized Losses and payments of principal shall be allocated pro rata between such Pooling-Tier REMIC-2 Regular Interests, and then to the Class PT2-II-1 Interest until the Pooling-Tier REMIC-2 Principal Amount of such interest is reduced to zero.

                               Lower-Tier REMIC

            The Lower-Tier REMIC shall issue the following interests, and each such interest, other than the Class LT-R Interest, is hereby designated as a regular interest in the Lower-Tier REMIC. The Class LT-R Interest is hereby designated as the sole class of residual interest in the Lower-Tier REMIC and shall be represented by the Class R-1 Certificates.

                                                                  Corresponding
                                                                   Upper-Tier
 Lower-Tier Regular   Lower-Tier   Initial Lower-Tier Principal   REMIC Regular
      Interest       Interest Rate            Amount                Interest
 ------------------  ------------- ----------------------------   --------------
Class LT-A-1A             (1)      1/2 initial Class Certificate        A-1A
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-A-1B             (1)      1/2 initial Class Certificate        A-1B
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-A-2A             (1)      1/2 initial Class Certificate        A-2A
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-A-2B             (1)      1/2 initial Class Certificate        A-2B
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-A-2C             (1)      1/2 initial Class Certificate        A-2C
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-A-2D             (1)      1/2 initial Class Certificate        A-2D
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-M-1              (1)      1/2 initial Class Certificate         M-1
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-M-2              (1)      1/2 initial Class Certificate         M-2
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-M-3              (1)      1/2 initial Class Certificate         M-3
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-M-4              (1)      1/2 initial Class Certificate         M-4
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-M-5              (1)      1/2 initial Class Certificate         M-5
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-B-1              (1)      1/2 initial Class Certificate         B-1
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-B-2              (1)      1/2 initial Class Certificate         B-2
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-B-3              (1)      1/2 initial Class Certificate         B-3
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-B-4              (1)      1/2 initial Class Certificate         B-4
                                   Balance of Corresponding
                                   Upper-Tier REMIC Regular
                                   Interest

Class LT-Accrual          (1)      1/2 Pool Principal Balance
                                   plus 1/2 Overcollateralized
                                   Amount, less the Initial
                                   Lower-Tier Principal Amounts
                                   of the Class LT-Group I,
                                   Class LT-Group II and Class
                                   LT-3 Interests, less $50

Class LT-Group I          (2)      0.001% aggregate Stated             N/A
                                   Principal Balance of Group I
                                   Mortgage Loans(4)

Class LT-Group II         (3)      0.001% aggregate Stated             N/A
                                   Principal Balance of
                                   Group II Mortgage Loans(4)

Class LT-IO               (5)                   (5)                    N/A

Class LT-3                (6)                  $100

Class LT-R                (7)                   (7)                    N/A

-----------------------

(1) The interest rate with respect to any Distribution Date for these interests is a per annum variable rate equal to the weighted average of the Pooling-Tier REMIC-2 Interest Rates of the Pooling-Tier REMIC-2 Regular Interests (other than the Pooling-Tier REMIC-2 IO Interests).

(2) The interest rate with respect to any Distribution Date for the Class LT-Group I Interest is a per annum variable rate (expressed as a percentage rounded to eight decimal places) equal to the weighted average of the Pooling-Tier REMIC-2 Interest Rates of the Pooling-Tier REMIC-2 Regular Interests (other than the Pooling Tier REMIC-2 IO Interests) relating to Loan Group I.

(3) The interest rate with respect to any Distribution Date for the Class LT-Group II Interest is a per annum variable rate (expressed as a percentage rounded to eight decimal places) equal to the weighted average of the Pooling-Tier REMIC-2 Interest Rates of the Pooling-Tier REMIC-2 Regular Interests (other than the Pooling Tier REMIC-2 IO Interests) relating to Loan Group II.

(4) For all Distribution Dates, the Lower-Tier Principal Amount of these Lower-Tier Regular Interests shall be rounded to eight decimal places.

(5) This Lower-Tier Regular Interest is an interest-only interest and does not have a Lower-Tier Principal Amount. On each Distribution Date, this Lower-Tier Regular Interest shall be entitled to receive all interest distributable on the Pooling-Tier REMIC-2 IO Interests.

(6) This Lower-Tier Regular Interest shall not be entitled to interest and shall have a Lower-Tier Principal Amount at all times equal to the Class Certificate Balance of the Class R-3 Certificates.

(7) The Class LT-R Interest does not have a principal amount or an interest rate.

            Each Lower-Tier Regular Interest is hereby designated as a regular interest in the Lower-Tier REMIC. The Class LT-A-1, Class LT-A-2A, Class LT-A-2B, Class LT-A-2C, Class LT-A-2D, Class LT-M-1, Class LT-M-2, Class LT-M-3, Class LT-M-4, Class LT-M-5, Class LT-B-1, Class LT-B-2, Class LT-B-3 and Class LT-B-4 Interests are hereby designated the LT-Accretion Directed Classes (the "LT-Accretion Directed Classes").

            On each Distribution Date, 50% of the increase in the Overcollateralized Amount shall be payable as a reduction of the Lower-Tier Principal Amount of the LT-Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Overcollateralized Amount that is attributable to a reduction in the Class Certificate Balance of its Corresponding Class) and shall be accrued and added to the Lower-Tier Principal Amount of the Class LT-Accrual Interest. On each Distribution Date, the increase in the Lower-Tier Principal Amount of the Class LT-Accrual Interest shall not exceed interest accruals for such Distribution Date for the Class LT-Accrual Interest. In the event that: (i) 50% of the increase in the Overcollateralized Amount exceeds (ii) interest accruals on the Class LT-Accrual Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Overcollateralized Amount for purposes of determining the amount of interest accrual on the Class LT-Accrual Interest payable as principal on the LT-Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph. All payments of scheduled principal and prepayments of principal generated by the Mortgage Loans and all Subsequent Recoveries allocable to principal shall be allocated
(i) 50% to the Class LT-Accrual Interest, the Class LT-Group I Interest and Class LT-Group II Interest (and further allocated among these Lower-Tier Regular Interests in the manner described below) and (ii) 50% to the LT-Accretion Directed Classes (such principal payments and Subsequent Recoveries shall be allocated among such LT-Accretion Directed Classes in an amount equal to 50% of the principal amounts and Subsequent Recoveries allocated to their respective Corresponding Classes), until paid in full. Notwithstanding the above, principal payments allocated to the Class UT-X Interest that result in the reduction in the Overcollateralized Amount shall be allocated to the Class LT-Accrual Interest (until paid in full). Realized Losses shall be applied so that after all distributions have been made on each Distribution Date (i) the Lower-Tier Principal Amount of each of the LT-Accretion Directed Classes is equal to 50% of the Class Certificate Balance of their Corresponding Class, and (ii) the Class LT-Accrual Interest, the Class LT-Group I and the Class LT-Group II Interest (and further allocated between these Lower-Tier Regular Interests in the manner described below) is equal to 50% of the aggregate Stated Principal Balance of the Mortgage Loans plus 50% of the Overcollateralized Amount. Any increase in the Class Certificate Balance of a Class of LIBOR Certificates as a result of a Subsequent Recovery shall increase the Lower-Tier Principal Amount of the Corresponding Lower-Tier Regular Interest by 50% of such increase, and the remaining 50% of such increase shall increase the Lower-Tier Principal Amount of the Class LT-Accrual Interest. As among the Class LT-Accrual Interest, the Class LT-Group I Interest and the Class LT-Group II Interest, all payments of scheduled principal and prepayments of principal generated by the Mortgage Loans, all Subsequent Recoveries and all Realized Losses, allocable to such Lower-Tier Regular Interests shall be allocated (i) to the Class LT-Group I Interest and the Class LT-Group II Interest, each from the related Loan Group so that their respective Lower-Tier Principal Amounts (computed to at least eight decimal places) are equal to 0.001% of the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group and (ii) the remainder to the Class LT-Accrual Interest.

                               Upper-Tier REMIC

            The Upper-Tier REMIC shall issue the following interests, and each such interest, other than the Class UT-R Interest, is hereby designated as a regular interest in the Upper-Tier REMIC. The Class UT-R Interest is hereby designated as the sole class of residual interests in the Upper-Tier REMIC and shall be represented by the Class R-1 Certificates.

                                                                Corresponding
  Upper-Tier REMIC       Upper-Tier       Initial Principal       Class of
      Interest          Interest Rate     Upper-Tier Amount     Certificates
 -----------------      -------------     -----------------     --------------
Class A-1A                   (1)            $  108,759,000      Class A-1A
Class A-1B                   (1)            $   27,190,000      Class A-1B
Class A-2A                   (2)            $  156,886,000      Class A-2A
Class A-2B                   (2)            $   65,607,000      Class A-2B
Class A-2C                   (2)            $   63,603,000      Class A-2C
Class A-2D                   (2)            $   25,693,000      Class A-2D
Class M-1                    (3)            $   43,526,000      Class M-1
Class M-2                    (3)            $   11,317,000      Class M-2
Class M-3                    (3)            $   19,152,000      Class M-3
Class M-4                    (3)            $    8,995,000      Class M-4
Class M-5                    (3)            $    8,415,000      Class M-5
Class B-1                    (3)            $    6,094,000      Class B-1
Class B-2                    (3)            $    5,803,000      Class B-2
Class B-3                    (3)            $    5,804,000      Class B-3
Class B-4                    (3)            $    5,803,000      Class B-4
Class UT-IO                  (4)                 (4)              N/A
Class UT-X                   (5)                 (5)              N/A
Class UT-3                   (6)                $100              N/A
Class UT-R                   (7)                 (7)            Class R-1

------------------

(1) For any Distribution Date (and the related Interest Accrual Period), this interest shall bear interest at the least of (i) the Pass-Through Rate (determined without regard to the Loan Group I Cap or WAC Cap) for the Corresponding Class of Certificates, (ii) the Lower-Tier Interest Rate for the Class LT-Group I Interest (the "Upper-Tier REMIC Loan Group I Rate") and (ii) the Upper-Tier REMIC WAC Rate.

(2) For any Distribution Date (and the related Interest Accrual Period), this interest shall bear interest at the least of (i) the Pass-Through Rate (determined without regard to the Loan Group II Cap or WAC Cap) for the Corresponding Class of Certificates, (ii) the Lower-Tier Interest Rate for the Class LT-Group II Interest (the "Upper-Tier REMIC Loan Group II Rate") and (ii) the Upper-Tier REMIC WAC Rate.

(3) For any Distribution Date (and the related Interest Accrual Period), this interest shall bear interest at the lesser of (i) the Pass-Through Rate (determined without regard to the applicable WAC Cap) for the Corresponding Class of Certificates and (ii) the Upper-Tier REMIC WAC Rate.

(4) This interest is an interest-only interest and does not have a principal balance. On each Distribution Date, the Class UT-IO Interest shall be entitled to receive all interest distributable on the Class LT-IO Interest.

(5) The Class UT-X Interest has an initial principal balance of $17,700,931.95 but will not accrue interest on such balance but will accrue interest on a notional principal balance. As of any Distribution Date, the Class UT-X Interest shall have a notional principal balance equal to the aggregate of the Lower-Tier Principal Amounts of the Lower-Tier Regular Interests (other than the Class LT-IO and Class LT-3 Interests) as of the first day of the related Interest Accrual Period. With respect to any Interest Accrual Period, the Class UT-X Interest shall bear interest at a rate equal to the excess, if any, of the Upper-Tier REMIC WAC Rate over the product of (i) 2 and (ii) the weighted average of the Lower-Tier Interest Rates of the Lower-Tier REMIC Interests (other than the Class LT-IO and Class LT-3 Interests), where the Lower-Tier Interest Rate on each of the Class LT-Accrual Interest, Class LT-Group I Interest and Class LT-Group II Interest is subject to a cap equal to zero and each LT Accretion Directed Class is subject to a cap equal to the Upper-Tier Interest Rate on its Corresponding Class of Upper-Tier Regular Interest. With respect to any Distribution Date, interest that so accrues on the notional principal balance of the Class UT-X Interest shall be deferred in an amount equal to any increase in the Overcollateralized Amount on such Distribution Date. Such deferred interest shall not itself bear interest.

(6) This Upper-Tier Regular Interest shall not be entitled to interest and shall have a principal balance equal to the Class Certificate Balance of the Class R-3 Certificates.

(7) The Class UT-R Interest does not have an interest rate or a principal balance.

            On each Distribution Date, interest distributable in respect of the Lower-Tier Interests for such Distribution Date shall be deemed to be distributed on the interests in the Upper-Tier REMIC at the rates shown above, provided that the Class UT-IO Interest shall be entitled to receive interest before any other interest in the Upper-Tier REMIC.

            On each Distribution Date, all Realized Losses, Subsequent Recoveries and all payments of principal shall be allocated to the Upper-Tier Interests until the outstanding principal balance of each such interest equals the outstanding Class Certificate Balance of the Corresponding Class of Certificates as of such Distribution Date.

                                Class X REMIC

            The Class X REMIC shall issue the following classes of interests. The Class X Interest and the Class IO Interest shall each represent a regular interest in the Class X REMIC and the Class R-3 Certificates shall represent sole class of residual interest in the Class X REMIC.

                                                    Class X REMIC
   Class X REMIC Designation     Interest Rate     Principal Amount
   -------------------------     -------------     ----------------
Class X Interest                      (1)                (1)
Class IO Interest                     (2)                (2)
Class R-3 Certificates                (3)              $100.00

------------

(1) The Class X Interest has an initial principal balance equal to the initial principal balance of the Class UT-X Interest and is entitled to 100% of the interest and principal on the Class UT-X Interest on each Distribution Date.

(2) This interest is an interest-only interest and does not have a principal balance. On each Distribution Date the Class IO Interest shall be entitled to receive 100% of the interest distributable on the Class UT-IO Interest.

(3)   The Class R-3 Certificates do not have an interest rate.

                                  Certificates

                            Class        Class Certificate
  Class Designation   Pass-Through Rate       Balance
  -----------------   -----------------  -----------------
Class A-1A(20)               (1)           $  108,759,000
Class A-1B(20)               (2)           $   27,190,000
Class A-2A(20)               (3)           $  156,886,000
Class A-2B(20)               (4)           $   65,607,000
Class A-2C(20)               (5)           $   63,603,000
Class A-2D(20)               (6)           $   25,693,000
Class M-1(20)                (7)           $   43,526,000
Class M-2(20)                (8)           $   11,317,000
Class M-3(20)                (9)           $   19,152,000
Class M-4(20)               (10)           $    8,995,000
Class M-5(20)               (11)           $    8,415,000
Class B-1(20)               (12)           $    6,094,000
Class B-2(20)               (13)           $    5,803,000
Class B-3(20)               (14)           $    5,804,000
Class B-4(20)               (15)           $    5,803,000
Class X                     (16)                     (16)
Class R-1                   (17)           $          100
Class R-2                   (18)           $          100
Class R-3                   (19)           $          100

------------

(1) The Class A-1A Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (1) One-Month LIBOR plus the applicable Pass-Through Margin, (2) the Loan Group I Cap and (3) the WAC Cap.

(2) The Class A-1B Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (1) One-Month LIBOR plus the applicable Pass-Through Margin, (2) the Loan Group I Cap and (3) the WAC Cap.

(3) The Class A-2A Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (1) One-Month LIBOR plus the applicable Pass-Through Margin, (2) the Loan Group II Cap and (3) the WAC Cap.

(4) The Class A-2B Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (1) One-Month LIBOR plus the applicable Pass-Through Margin, (2) the Loan Group II Cap and (3) the WAC Cap.

(5) The Class A-2C Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (1) One-Month LIBOR plus the applicable Pass-Through Margin, (2) the Loan Group II Cap and (3) the WAC Cap.

(6) The Class A-2D Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (1) One-Month LIBOR plus the applicable Pass-Through Margin, (2) the Loan Group II Cap and (3) the WAC Cap.

(7) The Class M-1 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(8) The Class M-2 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(9) The Class M-3 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(10) The Class M-4 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(11) The Class M-5 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(12) The Class B-1 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(13) The Class B-2 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(14) The Class B-3 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(15) The Class B-4 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(16) The Class X Certificates will represent beneficial ownership of (i) the Class X Interest, (ii) the Class IO Interest, (iii) the right to receive Class IO Shortfalls, (iv) amounts in the Supplemental Interest Trust, including the Interest Rate Swap Agreement subject to the obligation to pay Net Swap Payments and Upper-Tier Carry Forward Amounts and, without duplication, Basis Risk Carry Forward Amounts and (v) amounts in the Excess Reserve Fund Account, subject to the obligation to make payments from the Excess Reserve Fund Account in respect of Basis Risk Carry Forward Amounts. For federal income tax purposes, the Securities Administrator will treat a Class X Certificateholder's obligation to make payments of Basis Risk Carry Forward Amounts and, without duplication, Upper-Tier Carry Forward Amounts to the LIBOR Certificates from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders in favor of each Class of LIBOR Certificates. Such rights of the Class X Certificateholders and LIBOR Certificateholders shall be treated as held in a portion of the Trust Fund that is treated as a grantor trust under subpart E, Part I of subchapter J of the Code.

(17) The Class R-1 Certificates do not have an interest rate. The Class R-1 Certificates represent ownership of the Class PT2-R Interest, the Class LT-R Lower-Tier Interest and the Class UT-R Interest.

(18) The Class R-2 Certificates do not have an interest rate. The Class R-2 Certificates represent the residual interest in Pooling-Tier REMIC-1.

(19) The Class R-3 Certificates do not have an interest rate. The Class R-3 Certificates represent the residual interest in the Class X REMIC.

(20) Each of these Certificates will represent not only the ownership of the Corresponding Class of Upper-Tier Regular Interest but also the right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust. Each of these Certificates will also be subject to the obligation to pay Class IO Shortfalls as described in Section 8.13. For federal income tax purposes, any amount distributed on the LIBOR Certificates on any such Distribution Date in excess of the amount distributable on their Corresponding Class of Upper-Tier Regular Interest on such Distribution Date shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any amount distributable on such Corresponding Class of Upper-Tier Regular Interest on such Distribution Date in excess of the amount distributable on LIBOR Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to, and as further provided in, Section 8.13. The Securities Administrator will treat a LIBOR Certificateholder's right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders.

            The minimum denomination for the LIBOR Certificates will be $25,000, with integral multiples of $1 in excess thereof except that one Certificate in each Class may be issued in a different amount. The minimum denomination for (a) the Class R-1 Certificates will be $100, representing a 100% Percentage Interest in the related Class, (b) the Class R-2 Certificates will be $100, representing a 100% Percentage Interest in the related Class, (c) the Class R-3 Certificates will be $100, representing a 100% Percentage Interest in the related Class, (d) the Class P Certificates will be a 1% Percentage Interest in such Class, (e) the Class C Certificates will be a 1% Percentage Interest in such Class, and (f) the Class X Certificates will be a 1% Percentage Interest in such Class.

            Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates...... All Classes of Certificates other than the
                              Physical Certificates.

Class A Certificates......... Class A-1A, Class A-1B, Class A-2A, Class A-2B,
                              Class A-2C and Class A-2D Certificates.

Class A-1 Certificates....... Class A-1A and Class A-1B Certificates.

Class A-2 Certificates....... Class A-2A, Class A-2B, Class A-2C and Class A-2D
                              Certificates.

Class R Certificates......... Class R-1, Class R-2 and Class R-3 Certificates.

Class B Certificates......... Class B-1, Class B-2, Class B-3 and Class B-4
                              Certificates.

Class M Certificates......... Class M-1, Class M-2, Class M-3, Class M-4 and
                              Class M-5 Certificates.

ERISA-Restricted
  Certificates............... Class B-4, Class R, Class P, Class C and Class X
                              Certificates; and any Certificate with a rating below the lowest applicable permitted rating under the Underwriter's Exemption.

LIBOR Certificates........... Class A-1, Class A-2, Class A-3, Class M-1, Class
                              M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates.

Offered Certificates......... All Classes of Certificates other than the Private
                              Certificates.

Physical Certificates........ Class P, Class X, Class C and Class R
                              Certificates.

Private Certificates......... Class B-2, Class B-3, Class B-4, Class P, Class C
                              and Class X Certificates.

Rating Agencies.............. Standard & Poor's and Moody's.

Regular Certificates......... All Classes of Certificates other than the Class
                              P, Class C and Class R Certificates.

Residual Certificates........ Class R Certificates.

Subordinated Certificates.... Class M-1, Class M-2, Class M-3, Class M-4, Class
                              M-5, Class B-1, Class B-2, Class B-3 and
                              Class B-4 Certificates.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices set forth in Section 3.01 of this Agreement.

            Account: Any of the Collection Account, the Distribution Account, any Escrow Account or the Excess Reserve Fund Account. Each Account shall be an Eligible Account.

            Accrued Certificate Interest Distribution Amount: With respect to any Distribution Date for each Class of LIBOR Certificates, the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Class Certificate Balance immediately prior to such Distribution Date, as reduced by such Class's share of Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for such Distribution Date allocated to such Class pursuant to Section 4.02.

            Adjustable Rate Mortgage Loan: An adjustable rate Mortgage Loan purchased pursuant to the Purchase Agreement.

            Adjusted Net Mortgage Interest Rate: As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Interest Rate less the Expense Fee Rate.

            Adjustment Date: As to any Adjustable Rate Mortgage Loan, the first Due Date on which the related Mortgage Interest Rate adjusts as set forth in the related Mortgage Note and each Due Date thereafter on which the Mortgage Interest Rate adjusts as set forth in the related Mortgage Note.

            Advance: Any P&I Advance or Servicing Advance.

            Advance Facility: A financing or other facility as described in
Section 10.07.

            Advance Reimbursement Amounts: As defined in Section 10.07.

            Advancing Person: The Person to whom the Servicer's rights under this Agreement to be reimbursed for any P&I Advances or Servicing Advances have been assigned pursuant to Section 12.07.

            Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            Agreement: This Pooling and Servicing Agreement and all amendments or supplements hereto.

            Amount Held for Future Distribution: As to the Certificates on any Distribution Date, the aggregate amount held in the Collection Account at the close of business on the related Remittance Date on account of (i) Principal Prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds on the Mortgage Loans received after the end of the related Prepayment Period and (ii) all Scheduled Payments on the Mortgage Loans due after the end of the related Due Period.

            Applied Realized Loss Amount: With respect to any Distribution Date, the amount, if any, by which the aggregate Class Certificate Balance of the LIBOR Certificates after distributions of principal on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date.

            Appraised Value: (i) In the case of a purchase, the least of the sale price of the related Mortgaged Property, its appraised value or its review appraisal value (as determined pursuant to the Underwriting Guidelines) at the time of sale, or (ii) in the case of a refinancing or modification of a Mortgage Loan, the appraised value of the related Mortgaged Property at the time of the refinancing or modification.

            Assignment, Assumption and Recognition Agreement: The Assignment, Assumption and Recognition Agreement, dated as of December 28, 2005, by and among the Responsible Party, the Purchaser and the Depositor.

            Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (other than the assignee's name and recording information not yet returned from the recording office), reflecting the sale of the Mortgage to the Trust.

            Available Funds: With respect to any Distribution Date and the Mortgage Loans to the extent received by the Master Servicer (x) the sum of (i) all scheduled installments of interest (net of the related Expense Fees) and principal due on the Due Date on such Mortgage Loans in the related Due Period and received on or prior to the related Determination Date, together with any P&I Advances in respect thereof; (ii) all Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds received during the related Prepayment Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments on the Mortgage Loans received during the related Prepayment Period together with all Compensating Interest paid by the Servicer in connection therewith (excluding Prepayment Premiums); (iv) all amounts received with respect to such Distribution Date as the Substitution Adjustment Amount or the Repurchase Price in respect of a Deleted Mortgage Loan substituted for or a Mortgage Loan repurchased by the Purchaser, the Responsible Party or the Depositor, as applicable, as of such Distribution Date; (v) any Net Swap Receipts for such Distribution Date; and (vi) the proceeds received with respect to the termination of the Trust Fund pursuant to clause (a) of Section 11.01, reduced by (y) all amounts in reimbursement for P&I Advances and Servicing Advances previously made with respect to the Mortgage Loans, and other amounts as to which the Servicer, the Depositor, the Master Servicer, the Securities Administrator, the Custodian or the Trustee (or co-trustee) are entitled to be paid or reimbursed pursuant to this Agreement.

            Back-up Report Delivery Date: As defined in Section 4.03(f).

            Back-up Reports: As defined in Section 4.03(f).

            Basic Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the Principal Remittance Amount for such Distribution Date over (ii) the Excess Overcollateralized Amount, if any, for such Distribution Date.

            Basis Risk Carry Forward Amount: With respect to each Class of LIBOR Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for any Class of LIBOR Certificates is based upon a Loan Group Cap or the WAC Cap, the excess, if any, of (i) the Accrued Certificate Interest Distribution Amount such Class of LIBOR Certificates would otherwise be entitled to receive on such Distribution Date had such Pass Through Rate not been subject to the Loan Group Cap or the WAC Cap, over (ii) the Accrued Certificate Interest Distribution Amount payable on such Class of Certificates on such Distribution Date taking into account (a) with respect to the Class A-1 Certificates at the lesser of the WAC Cap and the Loan Group I Cap, (b) with respect to the Class A-2 Certificates at the lesser of the WAC Cap and the Loan Group II Cap, and (c) with respect to each other Class of LIBOR Certificates, the WAC Cap, and (B) the Basis Risk Carry Forward Amount for such Class of LIBOR Certificates for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the applicable Pass Through Rate for such Class of LIBOR Certificates for such Distribution Date (without giving effect to the WAC Cap, Loan Group I Cap or Loan Group II Cap, as applicable).

            Basis Risk Payment: For any Distribution Date, an amount equal to the lesser of (i) the aggregate of the Basis Risk Carry Forward Amounts for such Distribution Date and (ii) the Class X Distributable Amount (prior to any reduction for Basis Risk Payments from the Excess Reserve Fund Account or any Defaulted Swap Termination Payment).

            Best's: Best's Key Rating Guide, as the same shall be amended from time to time.

            Book-Entry Certificates: As specified in the Preliminary Statement.

            BPO: A broker's price opinion.

            Business Day: Any day other than (i) Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions, in (a) the States of New York, Delaware, Florida, Maryland, Minnesota and California, (b) the State in which the Servicer's servicing operations are located, or (c) any State in which the Corporate Trust Office's operations are located, are authorized or obligated by law or executive order to be closed.

            Certificate: Any one of the Certificates executed by the Securities Administrator in substantially the forms attached hereto as exhibits.

            Certificate Balance: With respect to any Class of LIBOR Certificates or Residual Certificates, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and reduced by the amount of any Applied Realized Loss Amounts previously allocated to such Class of Certificates pursuant to Section 4.05; provided, however, that immediately following the Distribution Date on which a Subsequent Recovery is distributed, the Class Certificate Balances of any Class or Classes of Certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recovery distributed on such Distribution Date (up to the amount of Applied Realized Loss Amounts allocated to such Class or Classes). The Class X, Class C and Class P Certificates have no Certificate Balance.

            Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

            Certificate Register: The register maintained pursuant to Section 5.02.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any Affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Securities Administrator is entitled to rely conclusively on a certification of the Depositor or any Affiliate of the Depositor in determining which Certificates are registered in the name of an Affiliate of the Depositor.

            Certification: As defined in Section 8.12(b).

            Class: All Certificates bearing the same class designation as set forth in the Preliminary Statement.

            Class A Certificate Group: The Class A-1 Certificate Group or the Class A-2 Certificate Group, as applicable.

            Class A Certificates: As specified in the Preliminary Statement.

            Class A Principal Allocation Percentage: For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (A) with respect to the Class A-1 Certificate Group, a fraction, the numerator of which is the portion of the Principal Remittance Amount for such Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for such Distribution Date; and (B) with respect to the Class A-2 Certificate Group, a fraction, the numerator of which is the portion of the Principal Remittance Amount for such Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for such Distribution Date.

            Class A Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the aggregate Class Certificate Balances of the Class A Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) 54.30% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

            Class A-1 Certificate Group: The Class A-1 Certificates.

            Class A-1 Certificates: As specified in the Preliminary Statement.

            Class A-1A Certificates: All Certificates bearing the class designation of "Class A-1A."

            Class A-1B Certificates: All Certificates bearing the class designation of "Class A-1B."

            Class A-2 Certificate Group: The Class A-2 Certificates.

            Class A-2 Certificates: As specified in the Preliminary Statement.

            Class A-2A Certificates: All Certificates bearing the class designation of "Class A-2A."

            Class A-2B Certificates: All Certificates bearing the class designation of "Class A-2B."

            Class A-2C Certificates: All Certificates bearing the class designation of "Class A-2C."

            Class A-2D Certificates: All Certificates bearing the class designation of "Class A-2D."

            Class B Certificates: As specified in the Preliminary Statement.

            Class B-1 Certificates: All Certificates bearing the class designation of "Class B-1."

            Class B-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution
Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) 87.90% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

            Class B-2 Certificates: All Certificates bearing the class designation of "Class B-2."

            Class B-2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution
Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution
Date) and (H) the Class Certificate Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) 89.90% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

            Class B-3 Certificates: All Certificates bearing the class designation of "Class B-3."

            Class B-3 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution
Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution
Date), (H) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date) and (I) the Class Certificate Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) 91.90% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

            Class B-4 Certificates: All Certificates bearing the class designation of "Class B-4."

            Class B-4 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution
Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution
Date), (H) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), (I) the Class Certificate Balance of the Class B-3 Certificates (after taking into account the distribution of the Class B-3 Principal Distribution Amount on such Distribution Date) and (J) the Class Certificate Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) 93.90% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

            Class C Certificates: All Certificates bearing the class designation of "Class C."

            Class Certificate Balance: With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

            Class IO Interest: As specified in the Preliminary Statement.

            Class IO Shortfalls: As defined in Section 8.13. For the avoidance of doubt, the Class IO Shortfall for any Distribution Date shall equal the amount payable to the Class X Certificates in respect of amounts due to the Swap Provider on such Distribution Date (other than Defaulted Swap Termination Payments) in excess of the amount payable on the Class X Interest on such Distribution Date, all as further provided in Section 8.13.

            Class LT-R Interest: The residual interest in the Lower-Tier REMIC as described in the Preliminary Statement and the related footnote thereto.

            Class M Certificates: As specified in the Preliminary Statement.

            Class M-1 Certificates: All Certificates bearing the class designation of "Class M-1."

            Class M-1 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), and (B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) 69.30% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

            Class M-2 Certificates: All Certificates bearing the class designation of "Class M-2."

            Class M-2 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) 73.20% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

            Class M-3 Certificates: All Certificates bearing the class designation of "Class M-3."

            Class M-3 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) 79.80% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

            Class M-4 Certificates: All Certificates bearing the class designation of "Class M-4."

            Class M-4 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution
Date) and (E) the Class Certificate Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) 82.90% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

            Class M-5 Certificates: All Certificates bearing the class designation of "Class M-5."

            Class M-5 Principal Distribution Amount: With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution
Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution
Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the Class Certificate Balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) 85.80% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

            Class P Certificates: All Certificates bearing the class designation of "Class P."

            Class PT1-R Interest: The residual interest in Pooling-Tier REMIC-1 as described in the Preliminary Statement and the related footnote thereto.

            Class PT2-R Interest: The residual interest in Pooling-Tier REMIC-2 as described in the Preliminary Statement and the related footnote thereto.

            Class R Certificates: As defined in the Preliminary Statement.

            Class R-1 Certificates: All Certificates bearing the class designation of "Class R-1."

            Class R-2 Certificates: All Certificates bearing the class designation of "Class R-2."

            Class R-3 Certificates: All Certificates bearing the class designation of "Class R-3."

            Class UT-IO Interest: A regular interest in the Upper-Tier REMIC as described in the Preliminary Statement and the related footnote thereto.

            Class UT-R Interest: The residual interest in the Upper-Tier REMIC as described in the Preliminary Statement and the related footnote thereto.

            Class UT-X Interest: A regular interest in the Upper-Tier REMIC as described in the Preliminary Statement and the related footnote thereto.

            Class X Certificates: All Certificates bearing the class designation of "Class X."

            Class X Distributable Amount: On any Distribution Date, (i) as a distribution in respect of interest, the amount of interest that has accrued on the Class UT-X Interest and not applied as an Extra Principal Distribution Amount on such Distribution Date, plus any such accrued interest remaining undistributed from prior Distribution Dates, plus, without duplication, (ii) as a distribution in respect of principal, any portion of the principal balance of the Class UT-X Interest which is distributable as an Overcollateralization Reduction Amount, minus (iii) the sum of (A) any amounts paid from the Excess Reserve Fund Account to pay Basis Risk Carry Forward Amounts and (B) any Swap Termination Payment payable to the Swap Provider.

            Class X Interest: The regular interest in the Class X REMIC represented by the Class X Certificates as specified and described in the Preliminary Statement and the related footnote thereto.

            Class X REMIC: As defined in the Preliminary Statement.

            Class X REMIC Regular Interest: Each of the Class X Interest and Class IO Interest issued by the Class X REMIC.

            Class X-R Interest: The residual interest in the Class X REMIC as described in the Preliminary Statement and the related footnote thereto.

            Closing Date: December 28, 2005.

            Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

            Collection Account: As defined in Section 3.10(a).

            Compensating Interest: For any Distribution Date, the lesser of (a) the Prepayment Interest Shortfall, if any, for such Distribution Date, with respect to Principal Prepayments during the related Prepayment Period and (b) the Servicing Fee payable to the Servicer for such Distribution Date.

            Condemnation Proceeds: All awards, compensation and/or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

            Corporate Trust Office: With respect to the Securities
Administrator: (i) for certificate transfer purposes, the office of the Securities Administrator at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services, GSAMP 2005-AHL2, (ii) for all other purposes, 9062 Old Annapolis Road, Columbia, Maryland 21045,
Attention: Client Manager GSAMP 05-AHL2 or (iii) at such other address as the Securities Administrator may designate from time to time by notice to the Depositor and the Certificateholders. With respect to the Trustee, the principal office of the Trustee at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention: Global Securities and Trust Services, or at such other address as the Trustee may designate from time to time by notice to the Depositor and the Certificateholders.

            Corresponding Actual Crossover Distribution Date: For each Pooling-Tier REMIC-2 IO Interest, the related Corresponding Scheduled Crossover Distribution Date, unless on such date two times the aggregate Pooling-Tier REMIC-2 IO Notional Balance of each other Pooling-Tier REMIC-2 IO Interest then outstanding is less than the scheduled swap notional amount of the Interest Rate Swap Agreement applicable for such Distribution Date, in which case the Corresponding Actual Crossover Distribution Date for such Pooling-Tier REMIC-2 IO Interest shall be the first Distribution Date thereafter on which two times the aggregate Pooling-Tier REMIC-2 IO Notional Balance of each other Pooling-Tier REMIC-2 IO Interest then outstanding is greater than or equal to the scheduled swap notional amount of the Interest Rate Swap Agreement.

            Corresponding Class: The Class of interests in one Trust REMIC created under this Agreement that corresponds to the Class of interests in the other Trust REMIC or to a Class of Certificates in the manner set out below:

                             Upper-Tier and
        Lower-Tier            Class X REMIC        Corresponding
     Class Designation      Regular Interest   Class of Certificates
     -----------------      ----------------   ---------------------
       Class LT-A-1A           Class A-1A           Class A-1A
       Class LT-A-1B           Class A-1B           Class A-1B
       Class LT-A-2A           Class A-2A           Class A-2A
       Class LT-A-2B           Class A-2B           Class A-2B
       Class LT-A-2C           Class A-2C           Class A-2C
       Class LT-A-2D           Class A-2D           Class A-2D
       Class LT-A-1             Class A-1            Class A-1
       Class LT-A-2             Class A-2            Class A-2
       Class LT-A-3             Class A-3            Class A-3
       Class LT-M-1             Class M-1            Class M-1
       Class LT-M-2             Class M-2            Class M-2
       Class LT-M-3             Class M-3            Class M-3
       Class LT-M-4             Class M-4            Class M-4
       Class LT-M-5             Class M-5            Class M-5
       Class LT-B-1             Class B-1            Class B-1
       Class LT-B-2             Class B-2            Class B-2
       Class LT-B-3             Class B-3            Class B-3
       Class LT-B-4             Class B-4            Class B-4
            N/A                  Class X              Class X

            Corresponding Pooling-Tier REMIC-2 IO Interests: As described in the Preliminary Statement.

            Corresponding Scheduled Crossover Distribution Date: The Distribution Date in the month and year specified in the Preliminary Statement corresponding to a Pooling-Tier REMIC-2 IO Interest.

            Cumulative Loss Percentage: As of any date of determination, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses on the Mortgage Loans for the period from the Cut-off Date to the date of determination and the denominator of which is the Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

            Custodial File: With respect to each Mortgage Loan, any Mortgage Loan Document which is delivered to the Custodian or which at any time comes into the possession of the Custodian.

            Custodian: Deutsche Bank National Trust Company, a national banking association, and its successors in interest.

            Cut-off Date: December 1, 2005.

            Cut-off Date Pool Principal Balance: The aggregate Stated Principal Balances of all Mortgage Loans as of the Cut-off Date.

            Cut-off Date Principal Balance: As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date (after giving effect to payments of principal due on that date, whether or not received).

            Data File: As defined in Section 4.03(e).

            Data File Delivery Date: As defined in Section 4.03(e).

            Data Tape Information: The information provided by the Responsible Party or the Servicer as of the Cut-off Date to the Depositor setting forth the following information with respect to each Mortgage Loan: (1) the Responsible Party's Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code;
(4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property; (5) the number and type of residential units constituting the Mortgaged Property (i.e., a single family residence, a 2-4 family residence, a unit in a condominium project or a unit in a planned unit development or a manufactured housing unit); (6) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) the Loan-to-Value Ratio at origination; (8) the Mortgage Interest Rate as of the Cut-off Date; (9) the date on which the Scheduled Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (10) the stated maturity date; (11) the amount of the Scheduled Payment as of the Cut-off Date; (12) the last payment date on which a Scheduled Payment was actually applied to pay interest and the outstanding principal balance; (13) the original principal amount of the Mortgage Loan; (14) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due and collected on or before the Cut-off Date; (15) with respect to Adjustable Rate Mortgage Loans, the Adjustment Date; (16) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (17) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (18) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (19) with respect to Adjustable Rate Mortgage Loans, the Periodic Mortgage Interest Rate Cap under the terms of the Mortgage Note; (20) with respect to Adjustable Rate Mortgage Loans, the Periodic Mortgage Interest Rate Floor under the terms of the Mortgage Note; (21) the type of Mortgage Loan (i.e., fixed rate and adjustable rate);
(22) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (23) a code indicating the documentation style (i.e., full documentation, limited documentation or stated income); (24) the loan credit classification (as described in the Underwriting Guidelines);
(25) whether such Mortgage Loan provides for a Prepayment Premium; (26) the Prepayment Premium period of such Mortgage Loan, if applicable; (27) a description of the Prepayment Premium, if applicable; (28) the Mortgage Interest Rate as of origination; (29) the credit risk score (FICO score) at origination;
(30) the date of origination; (31) the Mortgage Interest Rate adjustment period;
(32) the Mortgage Interest Rate floor; (33) a code indicating whether the Mortgage Loan has been modified; (34) the payment history; (35) the Due Date for the first Scheduled Payment; (36) the original Scheduled Payment due; (37) with respect to the related Mortgagor, the debt-to-income ratio; (38) the Appraised Value of the Mortgaged Property; (39) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; (40) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (41) a code indicating whether the Mortgage Loan is a Section 32 Mortgage Loan; (42) a code indicating whether the Mortgage Loan is assumable; (43) the date of the purchase of the Mortgage Loan; (44) whether the Mortgage Loan is covered by PMI policy and name of insurer; (45) with respect to each MERS Designated Mortgage Loan, the MERS identification number; (46) a code indicating if the Mortgage Loan is an Interest Only Mortgage Loan; and (47) a code indicating if a Mortgage Loan is or has had a 30 Day Delinquency. With respect to the Mortgage Loans in the aggregate: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the United States Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non appealable, except for such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

            Defaulted Swap Termination Payment: Any Swap Termination Payment required to be paid by the Trust to the Swap Provider pursuant to the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) with respect to which the Swap Provider is the defaulting party or a Termination Event (as defined in the Interest Rate Swap Agreement) (other than Illegality or a Tax Event that is not a Tax Event Upon Merger (each as defined in the Interest Rate Swap Agreement )) with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement).

            Deficient Valuation: With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code.

            Definitive Certificates: Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

            Deleted Mortgage Loan: Any Mortgage Loan permitted to be removed from the Trust Fund under the circumstances set forth in the Assignment Agreement.

            Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the Percentage Interest appearing on the face thereof.

            Depositor: GS Mortgage Securities Corp., a Delaware corporation, and its successors in interest.

            Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

            Depository Institution: Any depository institution or trust company, including the Trustee and the Securities Administrator, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated P-1 by Moody's, F1+ by Fitch and A-1 by Standard & Poor's (in each case, to the extent they are designated as Rating Agencies in the Preliminary Statement).

            Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            Determination Date: With respect to each Distribution Date, the 15th day of the calendar month in which such Distribution Date occurs or, if such day is not a Business Day, the immediately preceding Business Day.

            Distribution Account: The separate Eligible Account created and maintained by the Master Servicer pursuant to Section 3.27(b) in the name of the Securities Administrator as paying agent for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., as paying agent, in trust for registered Holders of GSAMP Trust 2005-AHL2 Mortgage Pass-Through Certificates, Series 2005-AHL2." Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement and may be invested in Permitted Investments.

            Distribution Date: The 25th day of each calendar month after the initial issuance of the Certificates or, if such day is not a Business Day, the next succeeding Business Day, commencing in January 2006.

            Document Certification and Exception Report: The report attached to Exhibit G hereto.

            Due Date: The day of the month on which the Scheduled Payment is due on a Mortgage Loan, exclusive of any days of grace.

            Due Period: With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which such Distribution Date occurs and ending on the first day of the calendar month in which such Distribution Date occurs.

            Eligible Account: Either (i) an account maintained with a federal or state-chartered depository institution or trust company that complies with the definition of Eligible Institution, (ii) an account maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 11.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity or (iii) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Securities Administrator.

            Eligible Institution: A federal or state-chartered depository institution or trust company the commercial paper, short-term debt obligations, or other short-term deposits of which are rated at least "A-1+" by Standard & Poor's if the amounts on deposit are to be held in the account for no more than 365 days (or at least "A-2" by Standard & Poor's if the amounts on deposit are to be held in the account for no more than 30 days), or the long-term unsecured debt obligations of which are rated at least "AA-" by Standard & Poor's if the amounts on deposit are to be held in the account for no more than 365 days, and the commercial paper, short-term debt obligations, or other short-term deposits of which are rated at least "P-1" by Moody's and "F1+" by Fitch (or a comparable rating if another Rating Agency is specified by the Depositor by written notice to the Servicer, the Master Servicer, the Securities Administrator and the Trustee) (in each case to the extent they are designated as Rating Agencies in the Preliminary Statement).

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption ("PTE") 2002-41, 67 Fed. Reg. 54487 (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

            ERISA-Restricted Certificate: As specified in the Preliminary Statement.

            Escrow Account: The Eligible Account or Accounts established and maintained pursuant to Section 3.09(b).

            Escrow Payments: As defined in Section 3.09(b).

            Event of Default: As defined in Section 7.01.

            Excess Overcollateralized Amount: With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralized Amount on such Distribution Date over (b) the Specified Overcollateralized Amount for such Distribution Date.

            Excess Reserve Fund Account: The separate Eligible Account created and maintained by the Securities Administrator pursuant to Sections 3.27(a) in the name of the Securities Administrator as paying agent for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., as paying agent, in trust for registered Holders of GSAMP Trust 2005-AHL2, Mortgage Pass-Through Certificates, Series 2005-AHL2." Funds in the Excess Reserve Fund Account shall be held in trust for the Regular Certificateholders for the uses and purposes set forth in this Agreement. Amounts on deposit in the Excess Reserve Fund Account shall not be invested.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            Expense Fee Rate: As to each Mortgage Loan, a per annum rate equal to the sum of the Servicing Fee Rate and the Master Servicing Fee Rate.

            Expense Fees: As to each Mortgage Loan, the sum of the Servicing Fee and the Master Servicing Fee.

            Extra Principal Distribution Amount: As of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for such Distribution Date and (y) the related Overcollateralization Deficiency for such Distribution Date.

            Fannie Mae: The Federal National Mortgage Association and its successors in interest.

            Fannie Mae Guides: The Fannie Mae Seller's Guide and the Fannie Mae Servicer's Guide and all amendments or additions thereto.

            FDIC: The Federal Deposit Insurance Corporation, and its successors in interest.

            Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Responsible Party, the Depositor or the Purchaser, as contemplated by this Agreement), a determination made by the Servicer that all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

            Final Scheduled Distribution Date: The Final Scheduled Distribution Date for each Class of Certificates is the Distribution Date occurring in December 2035.

            Fitch: Fitch, Inc., and its successors in interest. If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of
Section 12.05(b) the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: MBS Monitoring - GSAMP Trust 2005-AHL2, or such other address as Fitch may hereafter furnish to the Depositor, the Securities Administrator and the Trustee.

            Fixed Rate Mortgage Loan: A fixed rate Mortgage Loan.

            Forbearance: As defined in Section 3.07(a).

            Freddie Mac: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, and its successors in interest.

            Gross Margin: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note to be added to the applicable Index to determine the Mortgage Interest Rate.

            Group I Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Group I Mortgage Loans.

            Group I Sequential Trigger Event: With respect to any Distribution Date (a) before the 25th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 1.35%, or (b) on or after the 25th Distribution Date, if a Trigger Event is in effect.

            Group II Mortgage Loans: The Mortgage Loans identified on the Mortgage Loan Schedule as Group II Mortgage Loans.

            Home Loan: A Mortgage Loan categorized as "Home Loan" pursuant to Appendix E of Standard & Poor's Glossary.

            Index: As to each Adjustable Rate Mortgage Loan, the index from time to time in effect for the adjustment of the Mortgage Interest Rate set forth as such on the related Mortgage Note.

            Initial Certification: The Initial Certification submitted by the Custodian, substantially in the form of Exhibit F.

            Insurance Policy: With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

            Interest Accrual Period: With respect to each Class of LIBOR Certificates, each Corresponding Class of Lower-Tier Regular Interests and each Corresponding Class of Upper-Tier Regular Interests for any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, for the initial Distribution Date, the Closing Date) and ending on the day immediately preceding the current Distribution Date. For purposes of computing interest accruals on each Class of LIBOR Certificates, each Corresponding Class of Lower-Tier Regular Interest and each Corresponding Class of Upper-Tier Regular Interest, each Interest Accrual Period has the actual number of days in such period and each year is assumed to have 360 days.

            Interest Only Mortgage Loan: A Mortgage Loan for which the related Mortgage Note provides for Scheduled Payments of interest only for a period of time as specified in the related Mortgage Note.

            Interest Rate Swap Agreement: The interest rate swap agreement, dated as of December 28, 2005, and the related confirmation, dated December 2, 2005, between Goldman Sachs Capital Markets, L.P. and Goldman Sachs Mortgage Company or any other cap agreement or swap agreement (including any related schedules) entered into by the Trustee on behalf of the Trust pursuant to
Section 2.01(d) hereof.

            Interest Remittance Amount: With respect to any Distribution Date and the Mortgage Loans in a Loan Group, that portion of Available Funds allocated to interest relating to the Mortgage Loans in such Loan Group and any Net Swap Receipts attributable to such Loan Group for such Distribution Date, net of any Net Swap Payments made from such Loan Group with respect to such Distribution Date. For purposes of this Agreement, any Net Swap Payments or Net Swap Receipts shall be allocated by the Securities Administrator between Loan Groups based on the respective aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group.

            Investment Account: As defined in Section 3.12(a).

            Investor: With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the investor pursuant to the MERS Procedures Manual.

            Investor Based Exemption: Any of Prohibited Transaction Class Exemption ("PTCE") 84-14 (for transactions by independent "qualified professional asset managers"), PTCE 91-38 (for transactions by bank collective investment funds), PTCE 90-1 (for transactions by insurance company pooled separate accounts), PTCE 95-60 (for transactions by insurance company general accounts) or PTCE 96-23 (for transactions effected by "in-house asset managers"), or any comparable exemption available under Similar Law.

            Late Collections: With respect to any Mortgage Loan and any Due Period, all amounts received after the Remittance Date immediately following such Due Period, whether as late payments of Scheduled Payments or as Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage
Note) but delinquent for such Due Period and not previously recovered.

            LIBOR: With respect to any Interest Accrual Period for the LIBOR Certificates, the rate determined by the Securities Administrator on the related LIBOR Determination Date on the basis of the offered rate for one-month U.S. dollar deposits as such rate appears on Telerate Page 3750 as of 11:00 a.m. (London time) on such date; provided, that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the rates at which one-month U.S. dollar deposits are offered by the Reference Banks at approximately 11:00 a.m. (London time) on such date to prime banks in the London interbank market. In such event, the Securities Administrator shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%). If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator (after consultation with the Depositor), at approximately 11:00 a.m. (New York City time) on such date for one-month U.S. dollar deposits of leading European banks.

            LIBOR Certificates: As specified in the Preliminary Statement.

            LIBOR Determination Date: With respect to any Interest Accrual Period for the LIBOR Certificates, the second London Business Day preceding the commencement of such Interest Accrual Period.

            Lifetime Rate Cap: The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder. The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the Mortgage Loan Schedule.

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated or charged-off in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has made a Final Recovery Determination.

            Liquidation Event: With respect to any Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from coverage under this Agreement by reason of its being purchased, sold or replaced pursuant to or as contemplated by this Agreement. With respect to any REO Property, either of the following events: (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from coverage under this Agreement by reason of its being purchased pursuant to this Agreement.

            Liquidation Proceeds: The amounts, other than Insurance Proceeds, Condemnation Proceeds or those received following the acquisition of REO Property, received in connection with the liquidation of a defaulted Mortgage Loan, whether through a trustee's sale, foreclosure sale or otherwise, including any Subsequent Recoveries.

            Loan Group: The Group I Mortgage Loans or the Group II Mortgage Loans, as applicable.

            Loan Group Cap: The Loan Group I Cap or the Loan Group II Cap, as applicable.

            Loan Group I Cap: With respect to the Group I Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the Mortgage Interest Rates for each Group I Mortgage Loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and (B) Net Swap Receipts, if any, less Net Swap Payments if any, for that Distribution Date divided by the Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period, multiplied by 12.

            Loan Group II Cap: With respect to the Group II Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the Mortgage Interest Rates for each Group II Mortgage Loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and (B) Net Swap Receipts, if any, less Net Swap Payments if any, for that Distribution Date divided by the Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period, multiplied by 12.

            Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, at any time, the ratio (expressed as a percentage) of the principal balance of the Mortgage Loan as of the date of determination, to the Appraisal Value of the related Mortgaged Property.

            London Business Day: Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

            Lower-Tier Interest Rate: As described in the Preliminary Statement.

            Lower-Tier Principal Amount: As described in the Preliminary Statement.

            Lower-Tier Regular Interest: Each of the Class LT-A-1A, Class LT-A-1B, Class LT-A-2A, Class LT-A-2B, Class LT-A-2C, Class LT-A-2D, Class LT-M-1, Class LT-M-2, Class LT-M-3, Class LT-M-4, Class LT-M-5, Class LT-B-1, Class LT-B-2, Class LT-B-3, Class LT-B-4, Class LT-IO, Class LT-3, Class LT-Group I, Class LT-Group II and Class LT-Accrual Interests as described in the Preliminary Statement.

            Lower-Tier REMIC: As described in the Preliminary Statement.

            Majority Class C Certificateholder: The Holder or Holders of a majority of the Percentage Interests in the Class C Certificates.

            Market Value Change Report: A report setting forth changes in property value of the Mortgaged Properties in a format agreed upon by the Servicer and the Depositor.

            Master Servicer: Wells Fargo, and if a successor master servicer is appointed hereunder, such successor.

            Master Servicer Event of Default: As defined in Section 9.04.

            Master Servicing Fee: With respect to each Mortgage Loan and any Distribution Date, an amount equal to the product of (i) one-twelfth of the Master Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loan as of the first day of the calendar month preceding the month in which such Distribution Date occurs. Such fee shall be payable monthly.

            Master Servicing Fee Rate: With respect to each Mortgage Loan, 0.01575% per annum.

            Master Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and master servicing of the Mortgage Loans.

            MERS: As defined in Section 2.01(b).

            MERS Designated Mortgage Loan: Mortgage Loans for which (a) the Responsible Party has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Responsible Party, in accordance with MERS Procedures Manual and (b) the Responsible Party has designated or will designate the Trust as the Investor on the MERS(R) System.

            MERS Procedures Manual: The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

            MERS(R) System: MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

            Monthly Statement: The statement made available to the Certificateholders pursuant to Section 4.03.

            Moody's: Moody's Investors Service, Inc., and its successors in interest. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 12.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Mortgage Pass-Through Group, or such other address as Moody's may hereafter furnish to the Depositor, the Securities Administrator and the Trustee.

            Mortgage: The mortgage, deed of trust or other instrument identified on the Mortgage Loan Schedule as securing a Mortgage Note.

            Mortgage File: The items pertaining to a particular Mortgage Loan contained in either the Servicing File or Custodial File.

            Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

            Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes, without limitation, the Mortgage File, the Custodial File, the Servicing File, the Scheduled Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds, Prepayment Premiums and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased Mortgage Loans.

            Mortgage Loan Documents: The mortgage loan documents pertaining to each Mortgage Loan.

            Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Schedule I, such schedule setting forth the following information with respect to each Mortgage Loan as of the Cut-off Date: (1) the Responsible Party Mortgage Loan identifying number; (2) the Mortgagor's name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property; (5) the number and type of residential units constituting the Mortgaged Property (i.e., a single family residence, a 2-4 family residence, a unit in a condominium project or a unit in a planned unit development or a manufactured housing unit); (6) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) the Loan-to-Value Ratio at origination; (8) the Mortgage Interest Rate as of the Cut-off Date; (9) the date on which the Scheduled Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (10) the stated maturity date; (11) the amount of the Scheduled Payment as of the Cut-off Date; (12) the last payment date on which a Scheduled Payment was actually applied to pay interest and the outstanding principal balance; (13) the original principal amount of the Mortgage Loan; (14) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due and collected on or before the Cut-off Date; (15) with respect to Adjustable Rate Mortgage Loans, the Adjustment Date; (16) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (17) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (18) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (19) with respect to Adjustable Rate Mortgage Loans, the Periodic Mortgage Interest Rate Cap under the terms of the Mortgage Note; (20) with respect to Adjustable Rate Mortgage Loans, the Periodic Mortgage Interest Rate Floor under the terms of the Mortgage Note; (21) the type of Mortgage Loan (i.e., fixed rate or adjustable rate); (22) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (23) a code indicating the documentation style (i.e., full documentation, limited documentation or stated income); (24) the loan credit classification (as described in the Underwriting Guidelines);
(25) whether such Mortgage Loan provides for a Prepayment Premium; (26) the Prepayment Premium period of such Mortgage Loan, if applicable; (27) a description of the Prepayment Premium, if applicable; (28) the Mortgage Interest Rate as of origination; (29) the credit risk score (FICO score) at origination;
(30) the date of origination; (31) the date of the purchase of the Mortgage Loan, if applicable; (32) the Mortgage Interest Rate adjustment period; (33) the Mortgage Interest Rate floor; (34) a code indicating whether the Mortgage Loan has been modified; (35) the payment history; (36) the Due Date for the first Scheduled Payment; (37) the original Scheduled Payment due; (38) with respect to the related Mortgagor, the debt-to-income ratio; (39) the Appraised Value of the Mortgaged Property; (40) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; (41) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (42) a code indicating whether the Mortgage Loan is a
Section 32 Mortgage Loan; (43) a code indicating whether the Mortgage Loan is assumable; (44) whether the Mortgage Loan is covered by PMI policy and name of insurer; (45) with respect to each MERS Designated Mortgage Loan, the MERS identification number; (46) a code indicating whether the Mortgage Loan is a Group I Mortgage Loan or a Group II Mortgage Loan; (47) a code indicating if a Mortgage Loan is or has had a 30 Day Delinquency; (48) with respect to each MERS Designated Mortgage Loan, the MERS identification number; (49) a code indicating if the Mortgage Loan is an Interest Only Mortgage Loan; (50) a code indicating whether such Mortgage Loan is a Home Loan; and (51) the Original Purchase Date. With respect to the Mortgage Loans in the aggregate: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

            Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan, including all riders thereto.

            Mortgaged Property: The real property (or leasehold estate, if applicable) identified on the Mortgage Loan Schedule as securing repayment of the debt evidenced by a Mortgage Note.

            Mortgagor: The obligor(s) on a Mortgage Note.

            Net Monthly Excess Cash Flow: For any Distribution Date the amount remaining for distribution pursuant to Section 4.02(a)(iii) (before giving effect to distributions pursuant to such subsection).

            Net Prepayment Interest Shortfall: For any Distribution Date, the amount by which the sum of the Prepayment Interest Shortfalls for such Distribution Date exceeds the sum of the Compensating Interest payments made with respect to such Distribution Date.

            Net Swap Payment: With respect to any Distribution Date, any net payment (other than a Swap Termination Payment) made by the Trust to the Swap Provider on the related Fixed Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement).

            Net Swap Receipt: With respect to any Distribution Date, any net payment (other than a Swap Termination Payment) made by the Swap Provider to the Trust on the related Floating Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement), or any amount withdrawn from the reserve account referred to in the third full paragraph of Section 4.06 that is required under that paragraph be treated as a Net Swap Receipt for purposes of determining the distributions from the Supplemental Interest Trust.

            NIM Issuer: The entity established as the issuer of the NIM Securities.

            NIM Securities: Any debt securities secured or otherwise backed by some or all of the Class X and Class P Certificates that are rated by one or more Rating Agencies.

            NIM Trustee: The trustee for the NIM Securities.

            90+ Day Delinquent Mortgage Loan: Each Mortgage Loan with respect to which any portion of a Scheduled Payment is, as of the last day of the prior Due Period, three months or more past due (without giving effect to any grace period), including each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy.

            Non-Permitted Transferee: As defined in Section 8.11(e).

            Nonrecoverable P&I Advance: Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, the Master Servicer or any successor Master Servicer including the Trustee, as applicable, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

            Nonrecoverable Servicing Advance: Any Servicing Advances previously made or proposed to be made in respect of a Mortgage Loan or REO Property, which, in the good faith business judgment of the Servicer, the Master Servicer or any successor Master Servicer including the Trustee, as applicable, will not or, in the case of a proposed Servicing Advance, would not, be ultimately recoverable from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise.

            Non-Rule 144A Investment Letter: As defined in Section 5.02(b).

            Notice of Final Distribution: The notice to be provided pursuant to
Section 11.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

            Ocwen: Ocwen Loan Servicing, LLC, a Delaware limited liability company, and its successors in interest.

            Offered Certificates: As specified in the Preliminary Statement.

            Officer's Certificate: A certificate signed by an officer of the Servicer or the Master Servicer, as applicable, with responsibility for the servicing of the Mortgage Loans and listed on a list delivered to the Trustee and the Securities Administrator pursuant to this Agreement.

            Opinion of Counsel: A written opinion of counsel, who may be in-house counsel for the Servicer or a Subservicer, reasonably acceptable to the Trustee and the Securities Administrator; provided, that any Opinion of Counsel relating to (a) qualification of any Trust REMIC as a REMIC or (b) compliance with the REMIC Provisions, must (unless otherwise stated in such Opinion of Counsel) be an opinion of counsel who (i) is in fact independent of the Servicer or the Master Servicer, (ii) does not have any material direct or indirect financial interest in the Servicer or the Master Servicer or in an Affiliate of either and (iii) is not connected with the Servicer or the Master Servicer as an officer, employee, director or person performing similar functions.

            Optional Termination Date: The date determined as follows:

            (i) the Servicer (at the direction of the Majority Class C Certificateholder (as evidenced on the Certificate Register)), pursuant to
      Section 11.01, shall cause the Optional Termination Date to occur on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans, as of the last day of the related Due Period, is equal to 10% or less of the Cut-off Date Pool Principal Balance (provided, that if the Depositor or an Affiliate of the Depositor is one of the Holders constituting such majority, then there must be at least one other unaffiliated Holder constituting such majority and the Class C Certificates held by such Holder, or unaffiliated Holders in the aggregate, must represent at least a 10% Percentage Interest in the Class C Certificates); and

            (ii) the Master Servicer or the Servicer, pursuant to Section 11.01, individually, may, at their option, cause the Optional Termination Date to occur on any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans, as of the last day of the related Due Period, is equal to 5% or less of the Cut-off Date Pool Principal Balance.

Notwithstanding the foregoing, in the event that the Majority Class C Certificateholder, the Master Servicer or the Servicer may cause the Optional Termination Date to occur, the first to provide written notice to the Trustee exercising such right shall be entitled to purchase the Mortgage Loans.

            Original Purchase Date: For each Mortgage Loan, either of October 28, 2005 or November 8, 2005, as indicated as the Original Purchase Date for such Mortgage Loan on the Mortgage Loan Schedule.

            OTS: Office of Thrift Supervision, and any successor thereto.

            Outstanding: With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

            (i) Certificates theretofore cancelled by the Securities Administrator or delivered to the Securities Administrator for cancellation; and

            (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Securities Administrator pursuant to this Agreement.

            Outstanding Mortgage Loan: As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

            Overcollateralized Amount: As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over (b) the aggregate of the Class Certificate Balances of the LIBOR Certificates and the Residual Certificates as of such Distribution Date (after giving effect to the payment of the Principal Remittance Amount on such Certificates on such Distribution Date).

            Overcollateralization Deficiency: With respect to any Distribution Date, the excess, if any, of (a) the Specified Overcollateralized Amount applicable to such Distribution Date over (b) the Overcollateralized Amount applicable to such Distribution Date.

            Overcollateralization Floor: With respect to any Distribution Date, 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

            Overcollateralization Reduction Amount: With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the Net Monthly Excess Cash Flow.

            Ownership Interest: As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

            P&I Advance: As to any Mortgage Loan or REO Property, any advance made by the Servicer in respect of any Remittance Date representing the aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Due Period on the Mortgage Loans and that were delinquent on the related Remittance Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure as determined pursuant to Section 4.01.

            Pass-Through Margin: Except as set forth in the following sentence, with respect to each Class of LIBOR Certificates, the following percentages:
Class A-1A Certificates, 0.240%; Class A-1B Certificates, 0.310%; Class A-2A Certificates, 0.080%; Class A-2B Certificates, 0.150%; Class A-2C Certificates, 0.240%; Class A-2D Certificates, 0.350%; Class M-1 Certificates, 0.440%; Class M-2 Certificates, 0.470%; Class M-3 Certificates, 0.640%; Class M-4 Certificates, 0.720%; Class M-5 Certificates, 1.650%; Class B-1 Certificates, 2.150%; Class B-2 Certificates, 1.800%; Class B-3 Certificates, 2.500%; and Class B-4 Certificates, 2.500%. On the first possible Optional Termination Date, the Pass-Through Margins shall increase to: Class A-1A Certificates, 0.480%; Class A-1B Certificates, 0.620%; Class A-2A Certificates, 0.160%; Class A-2B Certificates, 0.300%; Class A-2C Certificates, 0.480%; Class A-2D Certificates, 0.700%; Class M-1 Certificates, 0.660%; Class M-2 Certificates, 0.705%; Class M-3 Certificates, 0.960%; Class M-4 Certificates, 1.080%; Class M-5 Certificates, 2.475%; Class B-1 Certificates, 3.225%; Class B-2 Certificates, 2.700%; Class B-3 Certificates, 3.750%; and Class B-4 Certificates, 3.750%.

            Pass-Through Rate: For each Class of Regular Certificates, each Pooling-Tier REMIC-1 Regular Interest, each Pooling-Tier REMIC-2 Regular Interest, each Lower-Tier Regular Interest, each Upper-Tier Regular Interest, and each Class X REMIC Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

            Percentage Interest: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

            Periodic Mortgage Interest Rate Cap: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Adjustment Date above or below the Mortgage Interest Rate previously in effect. The Periodic Mortgage Interest Rate Cap for each Adjustable Rate Mortgage Loan is the rate set forth on the Mortgage Loan Schedule.

            Periodic Mortgage Interest Rate Floor: With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute minimum amount by which the Mortgage Interest Rate therein may increase or decrease on an Adjustment Date above or below the Mortgage Interest Rate previously in effect. The Periodic Mortgage Interest Rate Floor for each Adjustable Rate Mortgage Loan is the rate set forth on the Mortgage Loan Schedule.

            Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Servicer, the Trustee, the Securities Administrator or any of their respective Affiliates:

            (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

            (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by any Depository Institution and rated "P-1" by Moody's, "A-1+" by Standard & Poor's and "F1+" by Fitch (in each case, to the extent they are designated as Rating Agencies in the Preliminary Statement);

            (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

            (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

            (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

            (vi) units of money market funds, including money market funds advised by the Depositor, the Securities Administrator or the Trustee or an Affiliate thereof, that are rated, if rated by Moody's, at least "Aaa" by Moody's, if rated by Standard & Poor's, at least "AAAm" or "AAAm-G" by Standard & Poor's, and if rated by Fitch, at least "AA" by Fitch (in each case, to the extent they are designated as Rating Agencies in the Preliminary Statement); and

            (vii) if previously confirmed in writing to the Securities Administrator, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing "Aaa" or "AAA" rated securities;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations. For investments in the Distribution Account (except during the Securities Administrator Float Period), only the obligations or securities (or instruments which invest in the obligations or securities) specified in clause (i) above shall constitute Permitted Investments.

            Permitted Transferee: Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is not a U.S. Person or a U.S. Person with respect to whom income from a Residual Certificate is attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of such Person or any other U.S. Person, (vi) an "electing large partnership" within the meaning of Section 775 of the Code and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

            Person: Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

            Physical Certificates: As specified in the Preliminary Statement.

            Plan: As defined in Section 5.02(b).

            Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans for such Distribution Date that were Outstanding Mortgage Loans on the Due Date in the related Due Period.

            Pooling-Tier Interest Rate: As specified in the Preliminary
Statement.

            Pooling-Tier REMIC-1: As described in the Preliminary Statement.

            Pooling-Tier REMIC-1 Interest Rate: As described in the Preliminary Statement.

            Pooling-Tier REMIC-1 Loan Group I WAC Rate: With respect to the Group I Mortgage Loans as of any Distribution Date, a per annum rate equal to
(a) the weighted average of the Mortgage Interest Rates for each such Mortgage Loan (in each case, less than the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period on such Mortgage Loans, multiplied by
(b) 30 divided by the actual number of days in the related Interest Accrual Period.

            Pooling-Tier REMIC-1 Loan Group II WAC Rate: With respect to the Group II Mortgage Loans as of any Distribution Date, a per annum rate equal to
(a) the weighted average of the Mortgage Interest Rates for each such Mortgage Loan (in each case, less than the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period on such Mortgage Loans, multiplied by
(b) 30 divided by the actual number of days in the related Interest Accrual Period.

            Pooling-Tier REMIC-1 Principal Amount: As described in the Preliminary Statement.

            Pooling-Tier REMIC-1 Regular Interest: As described in the Preliminary Statement.

            Pooling-Tier REMIC-2: As described in the Preliminary Statement.

            Pooling-Tier REMIC-2 Interest Rate: As described in the Preliminary Statement.

            Pooling-Tier REMIC-2 IO Interest: Any of the Pooling-Tier REMIC-2 Regular Interests with the designation "IO" in its name.

            Pooling-Tier REMIC-2 IO Notional Balance: As described in the Preliminary Statement.

            Pooling-Tier REMIC-2 Principal Amount: As described in the Preliminary Statement.

            Pooling-Tier REMIC-2 Regular Interest: As described in the Preliminary Statement.

            Prepayment Interest Shortfall: With respect to any Remittance Date, the sum of, for each Mortgage Loan that was, during the related Prepayment Period, the subject of a Principal Prepayment that was applied by the Servicer to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to the product of (a) the Mortgage Interest Rate net of the Servicing Fee Rate for such Mortgage Loan, (b) the amount of the Principal Prepayment for such Mortgage Loan, (c) 1/360 and (d) the number of days commencing on the date on which such Principal Prepayment was applied and ending on the last day of the related Prepayment Period.

            Prepayment Period: With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            Prepayment Premium: Any prepayment premium, penalty or charge collected by the Servicer with respect to a Mortgage Loan from a Mortgagor in connection with any voluntary Principal Prepayment pursuant to the terms of the related Mortgage Note.

            Principal Distribution Amount: For any Distribution Date, the sum of
(i) the Basic Principal Distribution Amount for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Distribution Date.

            Principal Prepayment: Any full or partial payment or other recovery of principal on a Mortgage Loan (including upon liquidation of a Mortgage Loan) which is received in advance of its scheduled Due Date, excluding any Prepayment Premium and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

            Principal Remittance Amount: With respect to any Distribution Date, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each Scheduled Payment of principal on a Mortgage Loan due during such Due Period and received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Remittance Date, (ii) all Principal Prepayments received during the related Prepayment Period, (iii) all Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds on the Mortgage Loans allocable to principal actually collected by the Servicer during the related Prepayment Period, (iv) the portion of the Repurchase Price allocable to principal with respect to each Deleted Mortgage Loan, the repurchase obligation for which arose during the related Prepayment Period, that was repurchased during the period from the prior Distribution Date through the Remittance Date for the current Distribution Date,
(v) the portion of all Substitution Adjustment Amounts allocable to principal with respect to the substitutions of Mortgage Loans that occur during the calendar month in which such Distribution Date occurs, and (vi) the allocable portion of the proceeds received with respect to the termination of the Trust Fund pursuant to clause (a) of Section 11.01 (to the extent such proceeds relate to principal).

            Privacy Laws: Title V of the Gramm-Leach-Bliley Act of 1999, as amended, and all applicable regulations promulgated thereunder.

            Private Certificates: As specified in the Preliminary Statement.

            Prospectus Supplement: The Prospectus Supplement, dated December 21, 2005, relating to the Offered Certificates.

            PTCE 95-60: As defined in Section 5.02(b).

            Purchase Agreement: The Flow Mortgage Loan Purchase and Warranties Agreement, dated as of August 1, 2003, between the Purchaser and the Responsible Party, as amended by Amendment No. 1 to Purchase Agreement, dated as of July 15, 2004, and as further amended by Amendment No. 2 to Purchase Agreement, dated as of February 1, 2005.

            Purchaser: Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest, as purchaser of the Mortgage Loans under the Purchase Agreement.

            Rating Agency: Each of the Rating Agencies specified in the Preliminary Statement. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee and the Securities Administrator. For purposes of Section 10.05(b), the addresses for notices to each Rating Agency shall be the address specified therefor in the definition corresponding to the name of such Rating Agency, or such other address as either such Rating Agency may hereafter furnish to the Depositor, the Securities Administrator and the Trustee.

            Realized Losses: With respect to any date of determination and any Liquidated Mortgage Loan, the amount, if any, by which (a) the unpaid principal balance of such Liquidated Mortgage Loan together with accrued and unpaid interest thereon exceeds (b) the Liquidation Proceeds with respect thereto net of the expenses incurred by the Servicer in connection with the liquidation of such Liquidated Mortgage Loan and net of the amount of unreimbursed Servicing Advances with respect to such Liquidated Mortgage Loan.

            Record Date: With respect to any Distribution Date, the close of business on the last Business Day of the related Interest Accrual Period; provided, however, that for any Certificate issued in definitive form, the Record Date shall be the close of business on the last Business Day of the month preceding the month in which such applicable Distribution Date occurs.

            Reference Bank: As defined in Section 4.04.

            Regular Certificates: As specified in the Preliminary Statement.

            Relief Act Interest Shortfall: With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Servicemembers Civil Relief Act, or any similar state statutes.

            REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

            REMIC Opinion: As defined in Section 11.03.

            REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

            Remittance Date: With respect to any Distribution Date, no later than 12:00 PM, New York Time on the Business Day immediately preceding such Distribution Date.

            REO Disposition: The final sale by the Servicer of any REO Property.

            REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Interest Rate net of the Servicing Fee Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced pursuant to Section 3.15 by any income from the REO Property treated as a recovery of principal).

            REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Reporting Date: The 12th day of each calendar month or the immediately following Business Day if the 12th is not a Business Day.

            Repurchase Price: With respect to any Mortgage Loan, (a) repurchased by the Purchaser or the Depositor, an amount equal to the sum of (i) the unpaid principal balance of such Mortgage Loan as of the date of repurchase, (ii) interest on such unpaid principal balance of such Mortgage Loan at the Mortgage Interest Rate from the last date through which interest has been paid and distributed to the Securities Administrator to the date of repurchase, (iii) all unreimbursed Servicing Advances and (iv) all expenses incurred by the Master Servicer, the Servicer, the Trust or the Trustee, as the case may be, in respect of a breach or defect, including, without limitation, (A) expenses arising out of the Master Servicer's, Servicer's or Trustee's, as the case may be, enforcement of the Purchaser's repurchase obligation, to the extent not included in clause (iii), and (B) any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory lending law or abusive lending law, and (b) repurchased by the Responsible Party, the "Repurchase Price" as defined in the Assignment Agreement.

            Request for Release: The Request for Release submitted by the Servicer to the Custodian substantially in the form of Exhibit L.

            Residual Certificates: As specified in the Preliminary Statement.

            Responsible Officer: When used with respect to the Trustee, the Securities Administrator or the Master Servicer, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any associate assigned, with respect to the Trustee, to the Global Securities and Trust Services Group (or successor group) or any other officer of the Trustee, the Securities Administrator or the Master Servicer customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

            Responsible Party: Accredited Home Lenders, Inc., a California corporation, and its successors in interest.

            Responsible Party Agreements: The Purchase Agreement and the Assignment, Assumption and Recognition Agreement, as the case may be, copies of which are attached hereto as Exhibit Q.

            Rule 144A Letter: As defined in Section 5.02(b).

            Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

            Securities Act: The Securities Act of 1933, as amended.

            Securities Administrator: Wells Fargo, and if a successor securities administrator is appointed hereunder, such successor.

            Securities Administrator Float Period: With respect to any Distribution Date and the related amounts in the Distribution Account, the period commencing on the Remittance Date and ending on such Distribution Date.

            Senior Enhancement Percentage: With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralized Amount (in each case after taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date.

            Senior Specified Enhancement Percentage: As of any date of determination, 45.70%.

            Servicer: Ocwen and if a successor servicer is appointed hereunder, such successor.

            Servicer Delinquency Trigger: With respect to any Distribution Date, a Delinquency Trigger exists if (i) the quotient (expressed as a percentage) of
(1) the rolling three-month average of the aggregate unpaid principal balance of 60+ Day Delinquent Mortgage Loans, divided by (2) the aggregate unpaid principal balance of the Mortgage Loans as of the last day of the related Due Period, equals or exceeds 45.00% of the Senior Enhancement Percentage as of the last day of the prior Due Period.

            Servicer Cumulative Loss Trigger: With respect to any Distribution Date, a Servicer Cumulative Loss Trigger exists if the Cumulative Loss Percentage exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In        Loss Percentage
------------------------------        ---------------

December 2005 through December 2008   1.85% for the first month, plus an
                                      additional 1/12th of 0.55% for each month thereafter

December 2008 through December 2009   3.50% for the first month, plus an
                                      additional 1/12th of 1.70% for each month thereafter

December 2009 and thereafter          5.20%

            Servicer Remittance Report: As defined in Section 4.03(d).

            Servicing Advances: The reasonable "out-of-pocket" costs and expenses (including legal fees) incurred prior to, on, or after the Cut-off Date by the Servicer in the performance of its servicing obligations in connection with a default, delinquency or other unanticipated event, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of a Mortgaged Property, (ii) any enforcement, administrative or judicial proceedings, including foreclosures and litigation, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and (iv) the performance of its obligations under Sections 3.01, 3.07, 3.09, 3.13 and 3.15. Servicing Advances also include any reasonable "out-of-pocket" costs and expenses (including legal fees) incurred by the Servicer in connection with executing and recording instruments of satisfaction, deeds of reconveyance or Assignments of Mortgage in connection with any satisfaction or foreclosures in respect of any Mortgage Loan to the extent not recovered from the Mortgagor or otherwise payable under this Agreement and obtaining or correcting any legal documentation required to be included in the Mortgage Files and necessary for the Servicer to perform its obligations under this Agreement, including correcting any outstanding title issues (i.e., any lien or encumbrance on the Mortgaged Property that prevents the effective enforcement of the intended lien position. The Servicer shall not be required to make any Nonrecoverable Servicing Advances.

            Servicing Fee: With respect to each Mortgage Loan and any Distribution Date, an amount equal to the product of (i) one-twelfth of the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loan as of the first day of the calendar month preceding the month in which such Distribution Date occurs. Such fee shall be payable monthly, and shall be pro rated for any portion of a month during which the Mortgage Loan is serviced by the Servicer under this Agreement. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and proceeds received with respect to REO Properties, to the extent permitted by Section 3.11) of such Scheduled Payment collected by the Servicer or as otherwise provided under
Section 3.11.

            Servicing Fee Rate: With respect to each Mortgage Loan, 0.50% per annum.

            Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals or copies of all documents in the Mortgage File which are not delivered to the Custodian in the Custodial File and copies of the Mortgage Loan Documents set forth in Exhibit M hereto.

            Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer and the Trustee by the Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

            Servicing Transfer Costs: All reasonable out-of-pocket costs and expenses incurred by the Master Servicer in connection with the transfer of servicing from a terminated Servicer, including, without limitation, any such costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer (or any successor Servicer appointed pursuant to Section 7.02) to service the Mortgage Loans properly and effectively.

            Similar Law: As defined in Section 5.02(b).

            60+ Day Delinquent Mortgage Loan: Each Mortgage Loan with respect to which any portion of a Scheduled Payment is, as of the last day of the prior Due Period, two months or more past due (without giving effect to any grace period), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy.

            Specified Overcollateralized Amount: Prior to the Stepdown Date, an amount equal to 3.05% of the Cut-off Date Pool Principal Balance. On and after the Stepdown Date, an amount equal to 6.10% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, subject, until the Class Certificate Balance of each Class of LIBOR Certificates has been reduced to zero, to a minimum amount equal to the Overcollateralization Floor; provided, however, that if, on any Distribution Date, a Trigger Event has occurred, the Specified Overcollateralized Amount shall not be reduced to the applicable percentage of the then current aggregate Stated Principal Balance of the Mortgage Loans until the Distribution Date on which a Trigger Event is no longer occurring; provided, further, that when the Class Certificate Balance of each Class of LIBOR Certificates has been reduced to zero, the Specified Overcollateralized Amount will thereafter equal zero.

            Standard & Poor's: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest. If Standard & Poor's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 12.05(b) the address for notices to Standard & Poor's shall be Standard & Poor's, 55 Water Street, New York, New York 10041, Attention:
Residential Mortgage Surveillance Group - GSAMP Trust 2005-AHL2, or such other address as Standard & Poor's may hereafter furnish to the Depositor, the Securities Administrator and the Trustee.

            Standard & Poor's Glossary: Version 5.6(c) of the Standard & Poor's LEVELS(R) Glossary.

            Start-up Day: As defined in Section 2.06.

            Stated Principal Balance: As to each Mortgage Loan and as of any date of determination, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, minus (ii) all amounts previously remitted to the Securities Administrator with respect to the related Mortgage Loan representing payments or recoveries of principal including advances in respect of Scheduled Payments of principal. For purposes of any Distribution Date, the Stated Principal Balance of any Mortgage Loan will give effect to any Scheduled Payments of principal received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any Mortgage Loan that has prepaid in full or has become a Liquidated Mortgage Loan during the related Prepayment Period shall be zero.

            Stepdown Date: The earlier to occur of (a) the date on which the aggregate Class Certificate Balances of the Class A Certificates have been reduced to zero, and (b) the later to occur of (i) the Distribution Date in January 2009, and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

            Subordinated Certificates: As specified in the Preliminary
Statement.

            Subsequent Recoveries: Amounts received with respect to any Liquidated Mortgage Loan after it has become a Liquidated Mortgage Loan.

            Subservicer: As defined in Section 3.02(a).

            Subservicing Account: As defined in Section 3.08.

            Subservicing Agreements: As defined in Section 3.02(a).

            Substitute Mortgage Loan: As defined in the Assignment, Assumption and Recognition Agreement.

            Substitution Adjustment Amount: Any amount to be paid in connection with a Substitute Mortgage Loan pursuant to the fourth full paragraph of Section 8 of the Assignment, Assumption and Recognition Agreement, and any additional amounts required to be paid by the Purchaser in connection with such a substitution.

            Supplemental Interest Trust: The corpus of a trust created pursuant to Section 4.06 of this Agreement, consisting of the Interest Rate Swap Agreement, the Class IO Interest and the right to receive Class IO Shortfalls, subject to the obligation to pay amounts specified in Section 4.06.

            Swap LIBOR: With respect to any Distribution Date (and the related Interest Accrual Period), the product of (i) USD-LIBOR-BBA (as used in the Interest Rate Swap Agreement), (ii) two, and (iii) the quotient of (a) the actual number of days in the Interest Accrual Period for the LIBOR Certificates divided by (b) 30.

            Swap Provider: Goldman Sachs Mitsui Marine Derivative Products, L.P., a Delaware limited partnership, and its successors in interest, and any successor swap provider under any replacement Interest Rate Swap Agreement.

            Swap Termination Payment: Any payment payable by the Trust or the Swap Provider upon termination of the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) or a Termination Event (as defined in the Interest Rate Swap Agreement).

            Tax Matters Person: The Holder of the (i) Class R-2, (ii) Class R-1 and (iii) Class R-3 Certificates designated as "tax matters person" of (i) Pooling-Tier REMIC-1, (ii) Pooling-Tier REMIC-2, the Lower-Tier REMIC and the Upper-Tier REMIC, and (iii) the Class X REMIC, respectively, in the manner provided under Treasury Regulations Section 1.860F-4(d) and Treasury Regulations
Section 301.6231(a)(7)-1.

            Tax Service Contract: As defined in Section 3.09(a).

            Telerate Page 3750: The display page currently so designated on the Bridge Telerate Service (or such other page as may replace that page on that service for displaying comparable rates or prices).

            Termination Price: As defined in Section 11.01.

            30 Day Delinquency: The failure of the Mortgagor to make any Scheduled Payment due under the Mortgage Note on a Due Date, which failure continues unremedied for a period of one month after the following Due Date.

            Total Monthly Excess Spread: As to any Distribution Date, an amount equal to the excess if any, of (i) the interest collected on the Mortgage Loans received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Remittance Date (net of Expense Fees) and plus any Net Swap Receipts and less any Net Swap Payments for such Distribution Date, over (ii) the sum of the interest payable to the LIBOR Certificates on such Distribution Date pursuant to Section 4.02(a)(i).

            Transfer: Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

            Transfer Affidavit: As defined in Section 5.02(c).

            Transfer Date: For each Mortgage Loan, December 1, 2005.

            Transferor Certificate: As defined in Section 5.02(b).

            Trigger Event: With respect to any Distribution Date, a Trigger Event exists if (i) the quotient (expressed as a percentage) of (1) the rolling three month average of the aggregate unpaid principal balance of 60+ Day Delinquent Mortgage Loans, divided by (2) the aggregate unpaid principal balance of the Mortgage Loans as of the last day of the related Due Period, equals or exceeds 33.00% of the Senior Enhancement Percentage as of the last day of the prior Due Period or (ii) the quotient (expressed as a percentage) of (x) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by (y) the Cut-off Date Pool Principal Balance, exceeds the applicable percentages set forth below with respect to such Distribution Date:

      Distribution Date Occurring In       Loss Percentage
      ------------------------------       ---------------

      January 2008 through December 2008   1.35% for the first month, plus an
                                           additional 1/12th of 1.65% for each
                                           month thereafter

      January 2009 through December 2009   3.00% for the first month, plus an
                                           additional 1/12th of 1.70% for each
                                           month thereafter

      January 2010 through December 2010   4.70% for the first month, plus an
                                           additional 1/12th of 1.40% for each
                                           month thereafter

      January 2011 through December 2011   6.10% for the first month, plus an
                                           additional 1/12th of 0.70% for each
                                           month thereafter

      January 2012 and thereafter          6.80%

            Trust: The express trust created hereunder in Section 2.01(c).

            Trust Fund: The corpus of the trust created hereunder consisting of
(i) the Mortgage Loans and all interest and principal received on or with respect thereto after the related Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the related Cut-off Date; (ii) the Collection Account, the Excess Reserve Fund Account, the Distribution Account, and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (iv) the Interest Rate Swap Agreement; (v) the Trust's rights under the Responsible Party Agreements;
(vi) the Supplemental Interest Trust; and (vii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

            Trust REMIC: Any of Pooling-Tier REMIC-1, Pooling-Tier REMIC-2, the Lower-Tier REMIC, the Upper-Tier REMIC or the Class X REMIC, as applicable.

            Trustee: LaSalle Bank National Association, a national banking association, and its successors in interest and, if a successor trustee is appointed hereunder, such successor.

            U.S. Person: (i) A citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust. Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

            Underwriter's Exemption: Any exemption listed in footnote 1 of, and amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), or any successor exemption.

            Underwriting Guidelines: The underwriting guidelines attached to the Purchase Agreement.

            Unpaid Interest Amounts: As of any Distribution Date and any Class of Certificates, the sum of (a) the portion of the Accrued Certificate Interest Distribution Amount from prior Distribution Dates remaining unpaid immediately prior to the current Distribution Date and (b) interest on such unpaid amount in clause (a) at the applicable Pass-Through Rate (to the extent permitted by applicable law).

            Upper Tier Carry Forward Amount: With respect to each Class of LIBOR Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Upper Tier Interest Rate for the Class of Corresponding Upper Tier REMIC Regular Interest is based upon the Upper Tier REMIC Loan Group I Rate or Upper Tier REMIC Loan Group II Rate, as and if applicable, or the Upper Tier REMIC WAC Rate, the excess, if any, of (i) the amount of interest such Class of Upper Tier Regular Interest would otherwise be entitled to receive on such Distribution Date had such Upper Tier REMIC Regular Interest not been subject to the Upper Tier REMIC Loan Group I Rate or Upper Tier REMIC Loan Group II Rate, as and if applicable, or the Upper Tier REMIC WAC Rate, over (ii) the amount of interest payable on such Class of Certificates on such Distribution Date taking into account the Upper Tier REMIC Loan Group I Rate or Upper Tier REMIC Loan Group II Rate, as and if applicable, or the Upper Tier REMIC WAC Rate and (B) the Upper Tier Carry Forward Amount for such Class of Certificates for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the applicable Upper Tier Interest Rate for such Class of Certificates for such Distribution Date, without giving effect to the Upper Tier REMIC Loan Group I Rate or Upper Tier REMIC Loan Group II Rate, as and if applicable, or the Upper Tier REMIC WAC Rate.

            Upper-Tier Interest Rate: As described in the Preliminary Statement.

            Upper-Tier Regular Interest: As described in the Preliminary Statement.

            Upper-Tier REMIC: As described in the Preliminary Statement.

            Upper-Tier REMIC Loan Group I Rate: As described in the Preliminary Statement.

            Upper-Tier REMIC Loan Group II Rate: As described in the Preliminary Statement.

            Upper-Tier REMIC WAC Rate: For any Distribution Date, the weighted average of the Lower-Tier Interest Rates on the Lower-Tier Regular Interests (other than the Class LT-IO and Class LT-3 Interests), as of the first day of the related Interest Accrual Period, weighted on the basis of the Lower-Tier Principal Amounts of such Lower-Tier Regular Interests as of the first day of the related Interest Accrual Period.

            Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Class X Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to the Class P Certificates, if any, and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date. The Class C Certificates and the Residual Certificates shall have no Voting Rights.

            WAC Cap: With respect to the Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the Adjusted Net Mortgage Interest Rates then in effect at the beginning of the related Due Period on the Mortgage Loans and (B) Net Swap Receipts, if any, for that Distribution Date less Net Swap Payments, if any, for that Distribution Date divided by the Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period, multiplied by 12.

            Wells Fargo: Wells Fargo Bank, N.A., a national banking association, and its successors in interest.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                         REPRESENTATIONS AND WARRANTIES

            Section 2.01 Conveyance of Mortgage Loans. (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund, and the Trustee, on behalf of the Trust, hereby accepts the Trust Fund.

            (b) In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered or caused to be delivered to the Custodian for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

            (i) the original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _____________, without recourse" and signed in the name of the last endorsee. To the extent that there is no room on the face of any Mortgage Note for endorsement, the endorsement may be contained on an allonge unless the Trustee is advised by the Responsible Party that state law does not so allow. If the Mortgage Loan was acquired by the Responsible Party in a merger, the endorsement must be by "[last endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[last endorsee], formerly known as [previous name]";

            (ii) the original Mortgage with evidence of recording thereon or a certified true copy of such Mortgage submitted for recording. If in connection with any Mortgage Loan, the Responsible Party cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Responsible Party shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (A) in the case of a delay caused by the public recording office, an officer's certificate of the Responsible Party, or evidence of certification on the face of such photocopy of such Mortgage, (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Responsible Party; or (B) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

            (iii) the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon or a certified true copy of such agreement submitted for recording;

            (iv) except with respect to each MERS Designated Mortgage Loan, the original Assignment of Mortgage for each Mortgage Loan endorsed in blank and in recordable form. The Assignment of Mortgage must be duly recorded only if recordation is either necessary under applicable law or commonly required by private institutional mortgage investors in the area where the Mortgaged Property is located as notified to the Custodian or on direction of the Purchaser as provided in this Agreement. If the Assignment of Mortgage is to be recorded, the Mortgage shall be assigned to the Purchaser. If the Assignment of Mortgage is not to be recorded, the Assignment of Mortgage shall be delivered in blank. If the Mortgage Loan was acquired by the Responsible Party in a merger, the Assignment of Mortgage must be made by "[Accredited Home Lenders, Inc.], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the Responsible Party while doing business under another name, the Assignment of Mortgage must be by "[Accredited Home Lenders, Inc.], formerly known as [previous name]";

            (v) the originals of all intervening Assignments of Mortgage (if any) evidencing a complete chain of assignment from the originator to the last endorsee (or to MERS with respect to each MERS Designated Mortgage
      Loan) with evidence of recording thereon or a certified true copy of such intervening Assignment of Mortgage submitted for recording, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded Assignments of Mortgage, the Responsible Party shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (A) in the case of a delay caused by the public recording office, an officer's certificate of the Responsible Party, or evidence of certification on the face of such photocopy of such intervening assignment, (or certified by the title company, escrow agent, or closing attorney) stating that such intervening Assignment of Mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening Assignment of Mortgage or a copy of such intervening Assignment of Mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening Assignment of Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Responsible Party; or (B) in the case of an intervening Assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

            (vi) the original mortgagee policy of title insurance or, in the event such original title policy is unavailable, a copy of the related policy binder, preliminary report or commitment for title; and

            (vii) any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage (if provided).

            The Depositor shall use reasonable efforts to assist the Trustee, the Master Servicer and the Servicer in enforcing the obligations of the Purchaser under the Responsible Party Agreements.

            Each Mortgage Loan for which a Mortgage Note is missing shall be evidenced by a lost note affidavit as of the Closing Date. In the event one or more lost note affidavits are provided to cover multiple missing Mortgage Notes on the Closing Date, the Depositor shall use reasonable efforts to cause the Responsible Party to deliver to the Custodian the applicable individual lost note affidavits within ten (10) Business Days of the Closing Date. If the Responsible Party fails to deliver the required individual lost note affidavits within the specified period of time, the Trustee shall notify the Responsible Party to take such remedial actions, including, without limitation, the repurchase by the Responsible Party of such Mortgage Loan within 60 days of the Closing Date.

            The Depositor shall use reasonable efforts to cause the Purchaser and the Responsible Party to deliver to the Custodian the applicable recorded document promptly upon receipt from the respective recording office but in no event later than 120 days from the Closing Date.

            If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all reasonable actions as are necessary at the expense of the Depositor to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            The Depositor shall use reasonable efforts to cause the Purchaser and Responsible Party, as applicable, to forward to the Custodian additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan approved by the Responsible Party in accordance with the terms of the Responsible Party Agreements. All such Mortgage Documents held by the Custodian as to each Mortgage Loan shall constitute the "Custodial File."

            On or prior to the Closing Date, the Depositor shall use reasonable efforts to cause the Purchaser or Responsible Party to deliver to the Custodian Assignments of Mortgages, in blank, for each applicable Mortgage Loan (except with respect to each MERS Designated Mortgage Loan). The Depositor shall use reasonable efforts to cause the Purchaser or Responsible Party to cause the Assignments of Mortgage with completed recording information to be provided to the Servicer in a reasonably acceptable manner. No later than thirty (30) Business Days following the later of the Closing Date and the date of receipt by the Servicer of the fully completed Assignments of Mortgages in recordable form, the Servicer shall promptly submit or cause to be submitted for recording, at the expense of the Responsible Party pursuant to the Purchase Agreement, at no expense to the Trust Fund, the Trustee, the Servicer, the Master Servicer, the Securities Administrator, the Custodian or the Depositor in the appropriate public office for real property records, each Assignment of Mortgage referred to in Section 2.01(b)(v). Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments of Mortgage shall not be required to be completed and submitted for recording with respect to any Mortgage Loan if the Trustee and each Rating Agency has received an opinion of counsel, satisfactory in form and substance to the Trustee and each Rating Agency, to the effect that the recordation of such Assignments of Mortgage in any specific jurisdiction is not necessary to protect the Trustee's interest in the related Mortgage Note or (ii) if such Mortgage Loan is a MERS Designated Mortgage Loan. If the Assignment of Mortgage is to be recorded, the Depositor shall use reasonable efforts to cause the Purchaser to assign the Mortgage at the Purchaser's expense to "LaSalle Bank National Association, as trustee under the Pooling and Servicing Agreement dated as of December 1, 2005, GSAMP Trust 2005-AHL2." In the event that any such assignment is lost or returned unrecorded because of a defect therein with respect to any Mortgage Loan, and such defect is not cured, the Trustee shall enforce the Purchaser's obligation to repurchase such Mortgage Loan pursuant to the Responsible Party Agreements.

            On or prior to the Closing Date, the Depositor shall deliver to the Custodian, the Master Servicer and the Servicer a copy of the Data Tape Information in electronic, machine readable medium in a form mutually acceptable to the Depositor, the Custodian, the Master Servicer and the Trustee. Within ten
(10) Business Days of the Closing Date, the Depositor shall deliver a copy of the complete Mortgage Loan Schedule to the Custodian, the Servicer and the Trustee.

            In the event, with respect to any Mortgage Loan, that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the Custodian within 180 days of the applicable Original Purchase Date as specified in the Purchase Agreement, the Custodian shall notify the Depositor and the Depositor shall take or cause to be taken such remedial actions under the Purchase Agreement as may be permitted to be taken thereunder, including without limitation, if applicable, the repurchase by the Responsible Party of such Mortgage Loan. The foregoing repurchase remedy shall not apply in the event that the Responsible Party cannot deliver such original or copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided, that the Responsible Party shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer's certificate of an officer of the Responsible Party confirming that such document has been accepted for recording.

            Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains or loses the original Mortgage or assignment after it has been recorded, the obligations of the Responsible Party shall be deemed to have been satisfied upon delivery by the Responsible Party to the Custodian prior to the Closing Date of a copy of such Mortgage or assignment, as the case may be, certified (such certification to be an original thereof) by the public recording office to be a true and complete copy of the recorded original thereof.

            (c) The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the "Trust") to be known, for convenience, as "GSAMP Trust 2005-AHL2" and LaSalle Bank National Association is hereby appointed as Trustee in accordance with the provisions of this Agreement.

            (d) The Trust shall have the capacity, power and authority, and the Trustee on behalf of the Trust is hereby authorized, to accept the sale, transfer, assignment, set over and conveyance by the Depositor to the Trust of all the right, title and interest of the Depositor in and to the Trust Fund (including, without limitation, the Mortgage Loans, the Interest Rate Swap Agreement and the Responsible Party Agreements) pursuant to Section 2.01(a). The parties hereby acknowledge and agree that the execution and delivery of the Interest Rate Swap Agreement by the Trustee on behalf of the Trust were authorized and are hereby ratified and confirmed. Except as otherwise expressly stated in this Agreement, the Trustee shall have no responsibility under or with respect to the Interest Rate Swap Agreement. The Securities Administrator shall perform those obligations of the Securities Adminsitrator set forth in the Interest Rate Swap Agreement.

            Section 2.02 Acceptance by the Custodian of the Mortgage Loans. The Custodian acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit F, and declares that it holds and will hold such documents and the other documents delivered to it pursuant to Section 2.01, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Custodian acknowledges that it will maintain possession of the related Mortgage Notes in the State of California unless otherwise permitted by the Rating Agencies.

            Prior to and as a condition to the closing, the Custodian shall deliver via facsimile (with original to follow the next Business Day) to the Depositor, the Trustee, the Master Servicer and the Servicer an Initial Certification prior to the Closing Date, or as the Depositor agrees to, on the Closing Date, certifying receipt of a Mortgage Note and Assignment of Mortgage for each Mortgage Loan with any exceptions thereon. The Custodian shall not be responsible to verify the validity, sufficiency or genuineness of any document in the Custodial File.

            On the Closing Date, the Custodian shall ascertain that all documents required to be reviewed by it are in its possession, and shall deliver to the Depositor, the Trustee, the Master Servicer and the Servicer an Initial Certification, in the form annexed hereto as Exhibit F, and shall deliver to the Depositor, the Trustee, the Master Servicer and the Servicer a Document Certification and Exception Report, in the form annexed hereto as Exhibit G, within 90 days (or with respect to any Substitute Mortgage Loan delivered to the Custodian, within 30 days after the receipt of the Mortgage File by the Custodian) after the Closing Date to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as an exception and not covered by such certification): (i) all documents required to be reviewed by it are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, the information set forth in items (1), (2) and (13) of the Mortgage Loan Schedule and items
(1), (2) and (13) of the Data Tape Information respecting such Mortgage Loan is correct; and (iv) each Mortgage Note has been endorsed as provided in Section
2.01 of this Agreement. The Custodian shall not be responsible to verify the validity, sufficiency or genuineness of any document in the Custodial File.

            The Custodian shall retain possession and custody of each Custodial File in accordance with and subject to the terms and conditions set forth herein. The Servicer shall promptly deliver to the Custodian, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Custodial File as come into the possession of the Servicer from time to time.

            The Depositor shall use reasonable efforts to cause the Responsible Party to deliver to the Servicer copies of all trailing documents required to be included in the Custodial File at the same time the original or certified copies thereof are delivered to the Custodian, including but not limited to such documents as the title insurance policy and any other Mortgage Loan Documents upon return from the public recording office. The Depositor shall use reasonable efforts to cause the Responsible Party to deliver such documents at the Responsible Party's expense (pursuant to the Purchase Agreement) to the Servicer and in no event shall the Servicer be responsible for any expenses relating to such delivery obligation.

            Section 2.03 Representations, Warranties and Covenants of the Servicer and the Custodian. (a) The Servicer hereby makes the representations and warranties set forth in Schedule II hereto to the Depositor, the Master Servicer, the Securities Administrator, the Custodian and the Trustee as of the Closing Date. The Custodian hereby makes the representations and warranties set forth in Schedule III hereto to the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee as of the Closing Date.

            (b) It is understood and agreed by the Servicer and the Custodian that the representations and warranties set forth in this Section 2.03 shall survive the transfer of the Mortgage Loans by the Depositor to the Trustee, and shall inure to the benefit of the parties to whom the representations and warranties were made notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by any of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Custodian or the Servicer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

            (c) [Reserved].

            (d) [Reserved].

            (e) In connection with any repurchase or substitution of a Mortgage Loan pursuant to this Section 2.03, Section 2.08, Section 3.28 or the Responsible Party Agreements, the Servicer shall, based on information provided by the Purchaser, amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to the Custodian. Upon any such repurchase or any substitution and the deposit to the Collection Account of any Substitution Adjustment Amount, the Custodian shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Purchaser, the Depositor or the Responsible Party, as applicable, and shall execute and deliver at the direction of the Purchaser, the Depositor or the Responsible Party, as applicable, such instruments of transfer or assignment prepared by the Purchaser, the Depositor or the Responsible Party, as applicable, in each case without recourse, as shall be necessary to vest title in the Purchaser or its designee, the Depositor or the Responsible Party, as applicable, or their respective designees, the Trustee's interest in any Deleted Mortgage Loan repurchased or substituted for as described above in this Section 2.03(e).

            (f) [Reserved].

            (g) For any month in which the Purchaser or the Depositor, as applicable, substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate unpaid principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the Scheduled Payments due in the Due Period of substitution). The Depositor shall remit, with respect to any Mortgage Loans for which the Depositor is making a substitution, or shall use reasonable efforts to cause the Purchaser to remit to the Servicer for deposit into the Collection Account on or before the next Remittance Date any Substitution Adjustment Amount.

            (h) In the event that a Mortgage Loan shall have been repurchased pursuant to this Agreement or the Responsible Party Agreements, the proceeds from such repurchase shall be deposited in the Collection Account by the Servicer pursuant to Section 3.10 on or before the next Remittance Date and upon such deposit of the Repurchase Price, and receipt of a Request for Release in the form of Exhibit L hereto, the Custodian shall release within five Business Days the related Custodial File held for the benefit of the Certificateholders to such Person as directed by the Servicer, and the Trustee, upon receipt of a copy of the Request for Release from the Servicer, shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing, together with any related indemnification obligations, shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian or the Trustee on their behalf.

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Custodial Files to the Custodian for the benefit of the Certificateholders.

            Section 2.04 [Reserved]

            Section 2.05 Execution and Delivery of Certificates. The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, the Securities Administrator has executed and delivered to or upon the order of the Depositor, the Certificates in authorized Denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates.

            Section 2.06 REMIC Matters. The Preliminary Statement sets forth the designations for federal income tax purposes of all interests created hereby. For the avoidance of doubt, the Class C Certificates shall not represent a regular or residual interest in any Trust REMIC. The "Start-up Day" for purposes of the REMIC Provisions shall be the Closing Date. The "latest possible maturity date" is the Distribution Date in December 2035, which is the Distribution Date in the month following the month in which the latest maturity date of any Mortgage Loan occurs. Amounts distributable to the Class X Certificates (prior to any reduction for any Basis Risk Payment or Swap Termination Payment), exclusive of any amounts received from the Swap Provider, shall be deemed paid from the Upper-Tier REMIC to the Class X REMIC in respect of the Class UT-X Interest and the Class UT-IO Interest and then from the Class X REMIC in respect of the Class X Interest and the Class IO Interest to the Holders of the Class X Certificates prior to distribution of any Basis Risk Payments to the LIBOR Certificates.

            For federal income tax purposes, any amount distributed on the LIBOR Certificates on any Distribution Date in excess of the amount distributable on their Corresponding Class of Upper-Tier Regular Interest on such Distribution Date shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any amount distributable on such Corresponding Class of Upper-Tier Regular Interest on such Distribution Date in excess of the amount distributable on the Corresponding Class of LIBOR Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in
Section 8.13.

            Section 2.07 Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Trustee, the Master Servicer, the Securities Administrator and the Servicer that as of the Closing Date or as of such date specifically provided herein:

            (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

            (b) The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement;

            (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

            (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

            (f) There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor's reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement;

            (g) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder; and

            (h) Immediately prior to the transfer and assignment by the Depositor to the Trustee on the Closing Date, the Depositor had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Depositor has transferred all right, title and interest in each Mortgage Loan to the Trustee. The transfer of each Mortgage Note and each Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Trustee, for the benefit of the Certificateholders, all right, title, and interest of the Depositor thereto as note holder and mortgagee or (ii) to grant to the Trustee, for the benefit of the Certificateholders, the security interest referred to in Section 12.04.

            It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.07 shall survive delivery of the respective Custodial Files to the Custodian and shall inure to the benefit of the Trustee.

            Within 30 days of the earlier of either discovery by or notice to the Depositor of a breach of the representations and warranties set forth in clause (h) above that materially and adversely affects the value of any Mortgage Loan or the interest of the Trustee or the Certificateholders therein, the Depositor shall use its best efforts to promptly cure such breach in all material respects and if such defect or breach cannot be remedied, the Depositor shall repurchase such Mortgage Loan at the Repurchase Price or substitute a Substitute Mortgage Loan for the defective Mortgage Loan. Any such repurchase shall be conducted in the same manner as set forth in Section 2.03. The obligations of the Depositor to cure such breach or to repurchase or replace any Mortgage Loan constitute the sole remedies respecting a material breach of any such representation or warranty to the Holders of the Certificates and the Trustee.

            Section 2.08 Enforcement of Purchaser and Responsible Party Obligations. Upon discovery by any of the parties hereto of a breach of a representation or warranty made by the Purchaser or Responsible Party pursuant to the Responsible Party Agreements, the party discovering such breach shall give prompt written notice thereof to the other parties to this Agreement and the Responsible Party. The Trustee shall take such action, with the Depositor's consent, with respect to such breach under the Responsible Party Agreements as may be necessary or appropriate to enforce the rights of the Trust with respect thereto.

                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

            Section 3.01 Servicer to Service Mortgage Loans. (a) For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, to the extent consistent with such terms, in compliance with all applicable federal, state and local laws, and in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

            (i) any relationship that the Servicer, any Subservicer or any Affiliate of the Servicer or any Subservicer may have with the related Mortgagor;

            (ii) the ownership or non-ownership of any Certificate by the Servicer or any Affiliate of the Servicer;

            (iii) the Servicer's obligation to make P&I Advances or Servicing Advances; or

            (iv) the Servicer's or any Subservicer's right to receive compensation for its services hereunder or with respect to any particular transaction.

            To the extent consistent with the foregoing, the Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes. Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Servicer believes it appropriate in its best judgment in accordance with Accepted Servicing Practices, to execute and deliver any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed-in-lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee and in the name of the Trust. The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby. The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy. Subject to Section 3.16, the Trustee shall execute, at the written request of the Servicer, and furnish to the Servicer and any Subservicer such documents as are necessary or appropriate to enable the Servicer or any Subservicer to carry out their servicing and administrative duties hereunder, and the Trustee hereby grants to the Servicer, and this Agreement shall constitute, a power of attorney to carry out such duties including a power of attorney to take title to Mortgaged Properties after foreclosure on behalf of the Trustee and in the name of the Trust. The Trustee shall execute any power of attorney furnished to it by the Servicer in favor of the Servicer for the purposes described herein to the extent necessary or desirable to enable the Servicer to perform its duties hereunder. The Trustee shall not be liable for the actions of the Servicer or any Subservicers under such powers of attorney. Notwithstanding anything contained herein to the contrary, the Servicer shall not without the Trustee's written consent: (i) hire or procure counsel to represent the Trustee without indicating its representative capacity, and (ii) prepare, execute or deliver any government filings, forms, permits, registrations or other documents which have the effect of causing the Trustee to be registered to do business in any state.

            (b) Subject to Section 3.09(b), in accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09(b), and further as provided in Section 3.11. Any cost incurred by the Servicer or by Subservicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

            (c) Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.01) and the Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (except for (A) a reduction of interest payments resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes or (B) as provided in Section 3.07, if the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and
(B) cause any Trust REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the start-up day" under the REMIC Provisions, or (iii) except as provided in Section 3.07(a), waive any Prepayment Premiums.

            (d) The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Servicer from the responsibilities or liabilities arising under this Agreement.

            Section 3.02 Subservicing Agreements between the Servicer and Subservicer. (a) The Servicer may enter into subservicing agreements with subservicers (each, a "Subservicer"), for the servicing and administration of the Mortgage Loans ("Subservicing Agreements").

            (b) Each Subservicer shall be (i) authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, (ii) an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution that has deposit accounts insured by the FDIC and (iii) a Freddie Mac or Fannie Mae approved mortgage servicer. Each Subservicing Agreement must impose on the Subservicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement. The Servicer will examine each Subservicing Agreement and will be familiar with the terms thereof. The terms of any Subservicing Agreement will not be inconsistent with any of the provisions of this Agreement. The Servicer and the Subservicers may enter into and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of any party hereto, without the consent of such party. Any variation without the consent of the Trustee from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Subservicing Accounts, or credits and charges to the Subservicing Accounts or the timing and amount of remittances by the Subservicers to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited. The Servicer shall deliver to the Master Servicer, the Securities Administrator, the Trustee and the Depositor copies of all Subservicing Agreements, and any amendments or modifications thereof, promptly upon the Servicer's execution and delivery of such instruments.

            (c) As part of its servicing activities hereunder, the Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Trustee, shall enforce the obligations of each Subservicer under the related Subservicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

            Section 3.03 Successor Subservicers. The Servicer shall be entitled to terminate any Subservicing Agreement and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement. In the event of termination of any Subservicer, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Subservicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 3.02.

            Any Subservicing Agreement shall include the provision that such agreement may be immediately terminated by the Depositor or the Master Servicer without fee, in accordance with the terms of this Agreement, in the event that the Servicer shall, for any reason, no longer be the Servicer (including termination due to an Event of Default).

            Section 3.04 Liability of the Servicer. Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section
3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering such Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

            Section 3.05 No Contractual Relationship between Subservicers, the Trustee and the Master Servicer. Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and neither the Trustee nor the Master Servicer (nor any successor Servicer) shall be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.06. The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

            Section 3.06 Assumption or Termination of Subservicing Agreements by Master Servicer. In the event the Servicer at any time shall for any reason no longer be the Servicer (including by reason of the occurrence of an Event of Default), the Master Servicer, or its designee, or the successor Servicer if the successor Servicer is not the Master Servicer, shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, with copies thereof provided to the Master Servicer prior to the Master Servicer assuming such rights and obligations, unless the Master Servicer elects to terminate any Subservicing Agreement in accordance with its terms as provided in Section 3.03.

            Upon such assumption, the Master Servicer, its designee or the successor servicer shall be deemed, subject to Section 3.03, to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if each Subservicing Agreement had been assigned to the assuming party, except that (i) the Servicer shall not thereby be relieved of any liability or obligations under any Subservicing Agreement that arose before it ceased to be the Servicer and (ii) none of the Depositor, the Master Servicer, the Trustee, their designees or any successor Servicer shall be deemed to have assumed any liability or obligation of the Servicer that arose before it ceased to be the Servicer.

            The Servicer at its expense shall, upon request of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

            Section 3.07 Collection of Certain Mortgage Loan Payments. (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable Insurance Policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing and Accepted Servicing Practices, the Servicer may (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the Due Dates for the Scheduled Payments due on a Mortgage Note for a period of not greater than 180 days; provided, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 4.01 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, subject to Section 4.01(d) pursuant to which the Servicer shall not be required to make any such advances that are Nonrecoverable P&I Advances. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Interest Rate, forgive the payment of principal or interest, extend the final maturity date of such Mortgage Loan or waive, in whole or in part, a Prepayment Premium), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as "Forbearance"); provided, however, that the Servicer's approval of a modification of a Due Date shall not be considered a modification for purposes of this sentence; provided, further, that the final maturity date of any Mortgage Loan may not be extended beyond the Final Scheduled Distribution Date for the Certificates. The Servicer's analysis supporting any Forbearance and the conclusion that any Forbearance meets the standards of Section 3.01 shall be reflected in writing in the Servicing File or on the Servicer's servicing records. In addition, notwithstanding the foregoing, the Servicer may also waive (or permit a Subservicer to waive), in whole or in part, a Prepayment Premium if such waiver would, in the Servicer's judgment, maximize recoveries on the related Mortgage Loan or the Prepayment Premium is (i) not permitted to be collected by applicable law, or the collection of the Prepayment Premium would be considered "predatory" pursuant to written guidance published by any applicable federal, state or local regulatory authority having jurisdiction over such matters, or (ii) the enforceability of such Prepayment Premium is limited
(x) by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditors' rights or (y) due to acceleration in connection with a foreclosure or other involuntary payment. If a Prepayment Premium is waived other than as permitted in this Section 3.07(a), then the Servicer is required to pay the amount of such waived Prepayment Premium, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the Collection Account together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Collection Account; provided, however, that the Servicer shall not have an obligation to pay the amount of any uncollected Prepayment Premium if the failure to collect such amount is the direct result of inaccurate or incomplete information on the Mortgage Loan Schedule in effect at such time.

            (b) The Servicer shall give notice to the Master Servicer, the Securities Administrator, the Trustee, each Rating Agency and the Depositor of any proposed change of the location of the Collection Account within a reasonable period of time prior to any change thereof.

            Section 3.08 Subservicing Accounts. In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Subservicer will be required to establish and maintain one or more accounts (collectively, the "Subservicing Account"). The Subservicing Account shall be an Eligible Account and shall otherwise be acceptable to the Servicer. The Subservicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Subservicer's receipt thereof, all proceeds of Mortgage Loans received by the Subservicer less its servicing compensation to the extent permitted by the Subservicing Agreement, and shall thereafter deposit such amounts in the Subservicing Account, in no event more than two Business Days after the deposit of such funds into the clearing account. The Subservicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the Subservicing Account. For purposes of this Agreement, the Servicer shall be deemed to have received payments on the Mortgage Loans when the Subservicer receives such payments.

            Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts. (a) The Servicer shall ensure that each of the Mortgage Loans shall be covered by a paid-in-full, life-of-the-loan tax service contract in effect with respect to each Mortgage Loan (each, a "Tax Service Contract"). Each Tax Service Contract shall be assigned to a successor Servicer at the Servicer's expense in the event that the Servicer is terminated as Servicer of the related Mortgage Loan.

            (b) To the extent that the services described in this paragraph (b) are not otherwise provided pursuant to the Tax Service Contracts described in paragraph (a) hereof, the Servicer undertakes to perform such functions. To the extent the related Mortgage Loan provides for Escrow Payments, the Servicer shall establish and maintain, or cause to be established and maintained, one or more accounts (the "Escrow Accounts"), which shall be Eligible Accounts. The Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, all collections from the Mortgagors (or related advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors ("Escrow Payments") collected on account of the Mortgage Loans and shall thereafter deposit such Escrow Payments in the Escrow Accounts, in no event more than two Business Days after the deposit of such funds in the clearing account, for the purpose of effecting the payment of any such items as required under the terms of this Agreement. Withdrawals of amounts from an Escrow Account may be made only to (i) effect payment of taxes, assessments, fire and hazard insurance premiums, condominium charges and comparable items; (ii) reimburse the Servicer (or a Subservicer to the extent provided in the related Subservicing Agreement) out of related collections for any advances made pursuant to Section 3.01(b) (with respect to taxes and assessments) and Section 3.13(a) (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) apply to the restoration or repair of the Mortgaged Property in accordance with Section 3.13(a); (v) transfer to the Collection Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note; (vi) pay interest to the Servicer and, if required and as described below, to Mortgagors on balances in the Escrow Account; (vii) clear and terminate the Escrow Account at the termination of the Servicer's obligations and responsibilities in respect of the Mortgage Loans under this Agreement; or (viii) recover amounts deposited in error or for which amounts previously deposited are returned due to a "not sufficient funds" or other denial of payment by the related Mortgagor's banking institution. As part of its servicing duties, the Servicer or Subservicers shall pay to the Mortgagors interest on funds in Escrow Accounts, to the extent required by law and, to the extent that interest earned on funds in the Escrow Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor. To the extent that a Mortgage Loan does not provide for Escrow Payments, the Servicer shall use commercially reasonable efforts consistent with Accepted Servicing Practices to determine whether any such payments are made by the Mortgagor in a manner and at a time that avoids the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien. The Servicer assumes full responsibility for the payment of all such bills within such time and shall effect payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments; provided, however, that such advances are deemed to be Servicing Advances.

            Section 3.10 Collection Account. (a) On behalf of the Trustee, the Servicer shall establish and maintain, or cause to be established and maintained, one or more segregated Eligible Accounts (each such account or accounts, a "Collection Account"), held in trust for the benefit of the Trustee for the benefit of the Certificateholders. Funds in the Collection Account shall not be commingled with any other funds of the Servicer. On behalf of the Trustee, the Servicer shall deposit or cause to be deposited in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer's receipt thereof, and shall thereafter deposit in the Collection Account, in no event more than two Business Days after the deposit of such funds into the clearing account, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal or interest on the related Mortgage Loans due on or before the Cut-off Date), or payments (other than Principal Prepayments) received by it on or prior to the Cut-off Date but allocable to a Due Period subsequent thereto:

            (i) all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

            (ii) all payments on account of interest (net of the related Servicing Fee) on each Mortgage Loan;

            (iii) all Insurance Proceeds and Condemnation Proceeds (to the extent such Insurance Proceeds and Condemnation Proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with the express requirements of law or in accordance with prudent and customary servicing practices) and all Liquidation Proceeds;

            (iv) any amounts required to be deposited pursuant to Section 3.12(b) in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

            (v) any amounts required to be deposited by the Servicer pursuant to the second paragraph of Section 3.13(a) in respect of any blanket policy deductibles;

            (vi) all proceeds of any Mortgage Loan repurchased or purchased in accordance with this Agreement and any Substitution Adjustment Amount; and

            (vii) all Prepayment Premiums collected by the Servicer.

            The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, NSF fees, reconveyance fees, assumption fees and other similar fees and charges need not be deposited by the Servicer in the Collection Account and shall, upon collection, belong to the Servicer as additional compensation for its servicing activities. In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

            (b) Funds in the Collection Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12. The Servicer shall give notice to the Master Servicer, the Securities Administrator, the Trustee and the Depositor of the location of the Collection Account maintained by it when established and prior to any change thereof.

            Section 3.11 Withdrawals from the Collection Account. (a) The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in Section 4.01:

            (i) on or prior to the Remittance Date, to remit to the Master Servicer (A) the Master Servicing Fee with respect to such Distribution Date and (B) all Available Funds in respect of the related Distribution Date together with all amounts representing Prepayment Premiums from the Mortgage Loans received during the related Prepayment Period;

            (ii) to reimburse the Servicer for P&I Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Scheduled Payments on Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 4.01;

            (iii) to pay the Servicer or any Subservicer (A) any unpaid Servicing Fees or (B) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but only to the extent of any Late Collections, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds or other amounts as may be collected by the Servicer from a Mortgagor, or otherwise received with respect to such Mortgage Loan (or the related REO Property);

            (iv) to pay to the Servicer as servicing compensation (in addition to the Servicing Fee) on the Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

            (v) to pay the Purchaser, the Depositor or Responsible Party, as applicable, with respect to each Mortgage Loan that has previously been repurchased or replaced pursuant to this Agreement all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

            (vi) to reimburse the Servicer for (A) any P&I Advance or Servicing Advance previously made which the Servicer has determined to be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance in accordance with the provisions of Section 4.01 and (B) any unpaid Servicing Fees to the extent not recoverable from Liquidation Proceeds, Insurance Proceeds or other amounts received with respect to the related Mortgage Loan under Section 3.11(a)(iii);

            (vii) to pay, or to reimburse the Servicer for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to
      Section 3.15;

            (viii) to reimburse the Master Servicer, the Servicer, the Depositor, the Securities Administrator or the Trustee for expenses incurred by or reimbursable to the Master Servicer, the Servicer, the Depositor, the Securities Administrator or the Trustee, as the case may be, as permitted under this Agreement pursuant, but not limited, to
      Section 6.03, Section 7.02, Section 8.05, Section 9.13 or Section 10.02, as applicable;

            (ix) to reimburse the Master Servicer, the Servicer or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the repurchase obligation under Section
      2.03 of this Agreement that were included in the Repurchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the repurchase obligation, to the extent not otherwise paid pursuant to the terms hereof;

            (x) to withdraw any amounts deposited in the Collection Account in error or for which amounts previously deposited are returned due to a "not sufficient funds" or other denial of payment by the related Mortgagor's banking institution;

            (xi) to withdraw any amounts held in the Collection Account and not required to be remitted to the Master Servicer on the Remittance Date occurring in the month in which such amounts are deposited into the Collection Account, to reimburse the Servicer for unreimbursed P&I Advances;

            (xii) to invest funds in Permitted Investments in accordance with
      Section 3.12; and

            (xiii) to clear and terminate the Collection Account upon termination of this Agreement.

            To the extent that the Servicer does not timely make the remittance referred to in clause (i) above, the Servicer shall pay the Master Servicer for the account of the Master Servicer interest on any amount not timely remitted at the prime rate, from and including the applicable Remittance Date to but excluding the date such remittance is actually made.

            (b) The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (a)(ii), (iii), (iv), (v), (vi), (vii), (viii) and
(ix) above. The Servicer shall provide written notification to the Master Servicer, on or prior to the next succeeding Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclause (a)(vi) above.

            Section 3.12 Investment of Funds in the Collection Account and the Distribution Account (a) The Servicer may invest the funds in the Collection Account and the Master Servicer may invest funds in the Distribution Account during the Securities Administrator Float Period, and shall (except during the Securities Administrator Float Period), invest such funds in the Distribution Account at the direction of the Depositor (for purposes of this Section 3.12, each of the Collection Account and the Distribution Account are referred to as an "Investment Account"), in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day on which such funds are required to be withdrawn from such account pursuant to this Agreement (except for investments made at the Depositor's direction, which shall mature no later than the Business Day immediately preceding the date of required withdrawal). All such Permitted Investments shall be held to maturity, unless payable on demand. Any investment of funds in an Investment Account shall be made in the name of the Servicer or the Master Servicer, as applicable. The Servicer or the Master Servicer, as applicable, shall be entitled to sole possession (except with respect to investment direction of funds held in the related Account and any income and gain realized thereon in any Account other than the Distribution Account during the Securities Administrator Float Period) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Servicer, the Master Servicer or their respective agent, as applicable, together with any document of transfer necessary to transfer title to such investment to the Servicer, the Master Servicer or their respective agent, as applicable. In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Servicer or the Master Servicer, as applicable, may:

            (x) consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

            (y) demand payment of all amounts due thereunder that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

            (b) All income and gain realized from the investment of funds deposited in the Collection Account held by or on behalf of the Servicer, shall be for the benefit of the Servicer and shall be subject to its withdrawal in the manner set forth in Section 3.11. Any other benefit derived from the Collection Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage blanket insurance, and like sources, shall accrue to the benefit of the Servicer, except that the Servicer shall not realize any economic benefit from any forced charging of services except as permitted by applicable law. The Servicer shall deposit in the Collection Account and Escrow Account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

            (c) All income and gain realized from the investment of funds deposited in the Distribution Account held by the Securities Administrator during the Securities Administrator Float Period shall be for the benefit of the Master Servicer and shall be subject to the Securities Administrator's withdrawal in the manner set forth in Section 3.12(a). Notwithstanding anything in this Section 3.12(c), the Master Servicer shall be liable to the Trust for any such loss on any funds it has invested under this Section 3.12(c) only during the Securities Administrator Float Period, and the Master Servicer shall deposit in the Distribution Account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such account immediately upon realization of such loss.

            (d) Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Servicer or the Master Servicer, as applicable, shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

            (e) The Securities Administrator or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Administrator's economic self-interest for (i) serving as investment adviser, administrator, shareholder or servicing agent with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable pursuant to this Agreement.

            Section 3.13 Maintenance of Hazard Insurance, Errors and Omissions and Fidelity Coverage (a) The Servicer shall cause to be maintained for each Mortgage Loan fire insurance with extended coverage on the related Mortgaged Property in an amount which is at least equal to the least of (i) the outstanding principal balance of such Mortgage Loan, (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis, (iii) the maximum insurable value of the improvements which are a part of such Mortgaged Property, and (iv) the amount determined by applicable federal or state law, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy. The Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the Mortgage Interest Rate and related Servicing Advances. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies. Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section
3.11. If the Mortgagor fails to provide Mortgage Loan hazard insurance coverage after thirty (30) days of the Servicer's written notification, the Servicer shall put in place such hazard insurance coverage on the Mortgagor's behalf. Any out-of-pocket expense or advance made by the Servicer on such force placed hazard insurance coverage shall be deemed a Servicing Advance. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to the Master Servicer, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid principal balance of the related Mortgage Loan if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Federal Emergency Management Agency Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor to obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf. Any out-of-pocket expense or advance made by the Servicer on such force placed flood insurance coverage shall be deemed a Servicing Advance.

            In the event that the Servicer shall obtain and maintain a blanket policy with an insurer either (i) acceptable to Fannie Mae or Freddie Mac, or
(ii) having a General Policy Rating of A:12 or better in Best's (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.13, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.13, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

            (b) The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer's obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac. The Servicer shall provide the Master Servicer upon request with copies of any such insurance policies and fidelity bond. The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. Any such errors and omissions policy and fidelity bond shall by its terms not be cancelable without thirty days' prior written notice to the Master Servicer. The Servicer shall also cause each Subservicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.

            Section 3.14 Enforcement of Due-on-Sale Clauses; Assumption Agreements. The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if, in its sole business judgment, the Servicer believes it is not in the best interests of the Trust Fund and shall not exercise any such rights if prohibited by law from doing so. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note, and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer and such substitution is in the best interest of the Certificateholders as determined by the Servicer. In connection with any assumption, modification or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it. The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy, or a new policy meeting the requirements of this Section is obtained. Any fee collected by the Servicer in respect of an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation. In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Interest Rate and the amount of the Scheduled Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof. The Servicer shall notify the Custodian that any such substitution, modification or assumption agreement has been completed by forwarding to the Custodian the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

            Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 3.14, the term "assumption" is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

            Section 3.15 Realization upon Defaulted Mortgage Loans. The Servicer shall use its best efforts, consistent with Accepted Servicing Practices, to foreclose upon or otherwise comparably convert (which may include an acquisition of REO Property) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07, and which are not released from this Agreement pursuant to any other provision hereof. The Servicer shall use reasonable efforts to realize upon such defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Securities Administrator, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which a Mortgaged Property shall have suffered damage from an uninsured cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole discretion (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to the Securities Administrator, after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.11. The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 3.11.

            The proceeds of any Liquidation Event or REO Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Servicer or any Subservicer for any related unreimbursed Servicing Advances, pursuant to Section 3.11 or 3.17; second, to reimburse the Servicer for any unreimbursed P&I Advances, pursuant to Section 3.11; third, to accrued and unpaid interest on the Mortgage Loan or REO Imputed Interest, at the Mortgage Interest Rate, to the date of the liquidation or REO Disposition, or to the Due Date prior to the Remittance Date on which such amounts are to be distributed if not in connection with a Liquidation Event or REO Disposition; and fourth, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows: first, to unpaid Servicing Fees; and second, as interest at the Mortgage Interest Rate (net of the Servicing Fee
Rate). The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer or any Subservicer pursuant to Section 3.11 or
3.17. The portions of the recovery so allocated to interest at the Mortgage Interest Rate (net of the Servicing Fee Rate) and to principal of the Mortgage Loan shall be applied as follows: first, to reimburse the Servicer or any Subservicer for any related unreimbursed Servicing Advances in accordance with
Section 3.11 or 3.17, and second, to the Securities Administrator in accordance with the provisions of Section 4.02, subject to the last paragraph of Section
3.17 with respect to certain excess recoveries from an REO Disposition.

            Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has received actual notice of, or has actual knowledge of the presence of, hazardous or toxic substances or wastes on the related Mortgaged Property, or if the Trustee or the Master Servicer otherwise requests, the Servicer shall cause an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector. Upon completion of the inspection, the Servicer shall promptly provide the Trustee, the Master Servicer and the Depositor, with a written report of the environmental inspection.

            After reviewing the environmental inspection report, the Servicer shall determine consistent with Accepted Servicing Practices how to proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Servicer determines, consistent with Accepted Servicing Practices, to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean-up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Collection Account pursuant to Section 3.11. In the event the Servicer determines not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed from general collections for all Servicing Advances made with respect to the related Mortgaged Property from the Collection Account pursuant to Section 3.11. The Trustee shall not be responsible for any determination made by the Servicer pursuant to this paragraph or otherwise.

            Section 3.16 Release of Mortgage Files. (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer shall, within five (5) Business Days of the payment in full, notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to
Section 3.10 have been deposited) of a Servicing Officer and shall request delivery to it of the Custodial File by completing a Request for Release to the Custodian. Upon receipt of such certification and Request for Release, the Custodian shall promptly release the related Custodial File to the Servicer within five (5) Business Days. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account.

            (b) From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any insurance policy relating to the Mortgage Loans, the Custodian shall, upon request of the Servicer and delivery to the Custodian of a Request for Release, release the related Custodial File to the Servicer, and the Trustee shall, at the direction of the Servicer, execute such documents provided to it as shall be necessary to the prosecution of any such proceedings and the Servicer shall retain the Mortgage File in trust for the benefit of the Trustee. Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Custodial File to the Custodian when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the Custodian to the Servicer or its designee. Upon receipt of a Request for Release under this Section 3.16, the Custodian shall deliver the related Custodial File to the Servicer by overnight courier (which shall be at the Servicer's expense); provided, however, that in the event the Servicer has not previously received copies of the relevant Mortgage Loan Documents necessary to service the related Mortgage Loan in accordance with Accepted Servicing Practices, the Depositor shall use reasonable efforts to cause the Responsible Party to reimburse the Servicer for any overnight courier charges incurred for the requested Custodial Files.

            Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer copies of any court pleadings, requests for trustee's sale or other documents reasonably necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity, or shall exercise and deliver to the Servicer a power of attorney sufficient to authorize the Servicer to execute such documents on its behalf. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

            Section 3.17 Title, Conservation and Disposition of REO Property.
(a) This Section shall apply only to REO Properties acquired for the account of the Trustee for the benefit of the Certificateholders and shall not apply to any REO Property relating to a Mortgage Loan which was purchased or repurchased from the Trustee pursuant to any provision hereof. In the event that title to any such REO Property is acquired, the Servicer shall cause the deed or certificate of sale to be issued in the name of the Trustee, on behalf of the Certificateholders, or the Trustee's nominee.

            (b) The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee for the benefit of the Certificateholders solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee.

            (c) The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Trustee and the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property, so long as such extended period is within the time period specified in Section 3.17(h). Subject to Section 3.17(h), if a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Trustee and the Master Servicer as to the progress being made in selling such REO Property. The Trustee has no obligation with respect to REO Dispositions.

            (d) The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall deposit such funds in the Collection Account.

            (e) The Servicer shall deposit net of reimbursement to the Servicer for any related outstanding Servicing Advances and unpaid Servicing Fees provided in Section 3.11, or cause to be deposited, on a daily basis in the Collection Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

            (f) The Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances as well as any unpaid Servicing Fees from proceeds received in connection with the REO Disposition, as further provided in Section 3.11.

            (g) Any net proceeds from an REO Disposition which are in excess of the unpaid principal balance of the related Mortgage Loan plus all unpaid REO Imputed Interest thereon through the date of the REO Disposition shall be retained by the Servicer as additional servicing compensation.

            (h) The Servicer shall use its reasonable best efforts to sell, or cause the Subservicer to sell, in accordance with Accepted Servicing Practices, any REO Property as soon as possible, but in no event later than the conclusion of the third calendar year beginning after the year of its acquisition by the REMIC unless (i) the Servicer applies for an extension of such period from the Internal Revenue Service pursuant to the REMIC Provisions and Code Section 856(e)(3), in which event such REO Property shall be sold within the applicable extension period pursuant to the requirements of Section 3.17(c), or (ii) the Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Depositor, the Trustee and the Servicer, to the effect that the holding by the Pooling-Tier REMIC-1 of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in
Section 860F of the Code or cause any Trust REMIC to fail to qualify as a REMIC under the REMIC Provisions or comparable provisions of relevant state laws at any time. The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the Pooling-Tier REMIC-1 of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under Section 860G(a)(1) of the Code. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Trustee on behalf of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trustee on behalf of the Certificateholders for the period prior to the sale of such REO Property; provided, however, that any rent received or accrued with respect to such REO Property qualifies as "rents from real property" as defined in Section 856(d) of the Code.

            Section 3.18 Notification of Adjustments. With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Adjustment Date and shall adjust the Scheduled Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. In the event that an Index becomes unavailable or otherwise unpublished, the Servicer shall select a comparable alternative index over which it has no direct control and which is readily verifiable. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Scheduled Payment adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Master Servicer such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Master Servicer that the Servicer has failed to adjust a Mortgage Interest Rate or Scheduled Payment in accordance with the terms of the related Mortgage Note, the Servicer shall deposit in the Collection Account from its own funds the amount of any interest loss caused as such interest loss occurs.

            Section 3.19 Access to Certain Documentation and Information Regarding the Mortgage Loans. The Servicer shall provide, or cause the Subservicer to provide, to the Depositor, the Trustee, the OTS or the FDIC and the examiners and supervisory agents thereof, access to the documentation regarding the Mortgage Loans in its possession required by applicable regulations of the OTS. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Servicer. Nothing in this Section shall derogate from the obligation of such party to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of such party to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

            Nothing in this Section 3.19 shall require the Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business. The Servicer shall not be required to make copies of or to ship documents to any Person who is not a party to this Agreement, and then only if provisions have been made for the reimbursement of the costs thereof.

            Section 3.20 Documents, Records and Funds in Possession of the Servicer to Be Held for the Trustee. The Servicer shall account fully to the Securities Administrator on behalf of the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including, but not limited to, any funds on deposit in the Collection Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Collection Account, the Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Securities Administrator on behalf of the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

            Section 3.21 Servicing Compensation. (a) As compensation for its activities hereunder, the Servicer shall, with respect to each Mortgage Loan, be entitled to retain from deposits to the Collection Account and from Liquidation Proceeds, Insurance Proceeds, and Condemnation Proceeds related to such Mortgage Loan, the Servicing Fee with respect to each Mortgage Loan (less any portion of such amounts retained by any Subservicer). In addition, the Servicer shall be entitled to recover unpaid Servicing Fees out of related Late Collections and as otherwise permitted in Section 3.11. The right to receive the Servicing Fee may not be transferred in whole or in part except as provided in Section 12.07 or in connection with the transfer of all of the Servicer's responsibilities and obligations under this Agreement; provided, however, that the Servicer may pay from the Servicing Fee any amounts due to a Subservicer pursuant to a Subservicing Agreement entered into under Section 3.02.

            (b) Additional servicing compensation in the form of assumption or modification fees, late payment charges, NSF fees, reconveyance fees and other similar fees and charges (other than Prepayment Premiums) shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer. The Servicer shall also be entitled pursuant to Section 3.09(b)(vi) and Section 3.11(a)(iv) to withdraw from the Collection Account, as additional servicing compensation, interest or other income earned on deposits therein.

            (c) The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for any blanket policy insuring against hazard losses pursuant to
Section 3.13, servicing compensation of the Subservicer to the extent not retained by it and the fees and expenses of independent accountants and any agents appointed by the Servicer), and shall not be entitled to reimbursement therefor except as specifically provided in Section 3.11.

            Section 3.22 Annual Statement as to Compliance. The Servicer will deliver or cause to be delivered to the Depositor, the Master Servicer, the Rating Agencies, the Securities Administrator and the Trustee on or before March 15th of each calendar year, commencing in 2006, an Officer's Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement or a similar agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations in all material respects under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officers and the nature and status thereof. Promptly after receipt of such Officer's Certificate, the Depositor shall review such Officer's Certificate and, if applicable, consult with the Servicer as to the nature of any defaults by the Servicer in the fulfillment of any of the Servicer's obligations. The obligations of the Servicer under this Section apply to the Servicer that serviced during the applicable period, whether or not such Servicer is acting as a Servicer at the time such Officer's Certificate is required to be delivered.

            Section 3.23 Annual Independent Public Accountants' Servicing Statement; Financial Statements. Not later than March 15th of each calendar year commencing in 2006, the Servicer, at its expense, shall cause a nationally recognized firm of independent certified public accountants to furnish to the Depositor, the Master Servicer, the Rating Agencies, the Securities Administrator and the Trustee a report stating that (i) it has obtained a letter of representation regarding certain matters from the management of the Servicer which includes an assertion that the Servicer has complied with certain minimum residential mortgage loan servicing standards, identified in the Uniform Single Attestation Program for Mortgage Bankers established by the Mortgage Bankers Association of America, with respect to the servicing of residential mortgage loans during the most recently completed calendar year and (ii) on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, such representation is fairly stated in all material respects, subject to such exceptions and other qualifications that may be appropriate. In rendering its report such firm may rely, as to matters relating to the direct servicing of residential mortgage loans by Subservicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those Subservicers. Promptly after receipt of such report, the Depositor shall review such report and, if applicable, consult with the Servicer as to the nature of any defaults by the Servicer in the fulfillment of any of the Servicer's obligations. The obligations of the Servicer under this Section apply to the Servicer that serviced during the applicable period, whether or not such Servicer is acting as a Servicer at the time such report is required to be delivered.

            Section 3.24 Master Servicer to Act as Servicer. (a) In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Master Servicer (or other successor Servicer pursuant to Section 7.02) shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Master Servicer shall not be (i) liable for losses of the predecessor Servicer pursuant to Section 3.10 or any acts or omissions of the predecessor Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including but not limited to repurchases or substitutions pursuant to Section 2.03, (iv) responsible for expenses of the Servicer pursuant to Section 2.03 or (v) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 7.02.

            (b) Every Subservicing Agreement entered into by the Servicer shall contain a provision giving the successor Servicer the option to terminate such agreement in the event a successor Servicer is appointed.

            (c) If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Master Servicer (or any other successor Servicer) may, at its option, succeed to any rights and obligations of the Servicer under any Subservicing Agreement in accordance with the terms thereof; provided, that the Master Servicer (or any other successor Servicer) shall not incur any liability or have any obligations in its capacity as successor Servicer under a Subservicing Agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of the Servicer thereunder; and the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement arising prior to the date of such succession.

            (d) The Servicer shall, upon request of the Master Servicer, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement (if any) and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such Subservicing Agreement to the assuming party.

            Section 3.25 Compensating Interest. The Servicer shall remit to the Master Servicer on each Remittance Date an amount from its own funds equal to Compensating Interest payable by the Servicer for such Remittance Date.

            Section 3.26 Credit Reporting; Gramm-Leach-Bliley Act. (a) With respect to each Mortgage Loan, the Servicer shall fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on the related Mortgagor credit files to Equifax, Experian and TransUnion Credit Information Company (three of the national credit repositories), on a monthly basis.

            (b) The Servicer shall comply with all provisions of the Privacy Laws relating to the Mortgage Loans, the related borrowers and any "nonpublic personal information" (as defined in the Privacy Laws) received by the Servicer incidental to the performance of its obligations under this Agreement, including, maintaining adequate information security procedures to protect such nonpublic personal information and providing all privacy notices required by the Privacy Laws.

            Section 3.27 Excess Reserve Fund Account; Distribution Account. (a) The Securities Administrator shall establish and maintain the Excess Reserve Fund Account, on behalf of the Class X Certificateholders, to receive that portion of the distributions on the Class X Interest up to an amount equal to any Basis Risk Payments and to pay to the LIBOR Certificateholders any Basis Risk Carry Forward Amounts (prior to using any Net Swap Receipts). For the avoidance of doubt, any Basis Risk Carry Forward Amounts shall be paid to the LIBOR Certificates first from the Excess Reserve Fund Account and then from the Supplemental Interest Trust.

            On each Distribution Date on which there exists a Basis Risk Carry Forward Amount on any Class of LIBOR Certificates, the Securities Administrator shall (1) withdraw from the Distribution Account and deposit in the Excess Reserve Fund Account, as set forth in Section 4.02(a)(iii)(J), the lesser of the Class X Distributable Amount (to the extent remaining after the distributions specified in Sections 4.02(a)(iii)(A)-(I) and without regard to the reduction in clause (iii) of the definition thereof for any Basis Risk Payment or Defaulted Swap Termination Payment) and the aggregate Basis Risk Carry Forward Amount and
(2) withdraw from the Excess Reserve Fund Account amounts necessary to pay to such Class or Classes of LIBOR Certificates the applicable Basis Risk Carry Forward Amounts. Such payments, along with payments from the Supplemental Interest Trust, shall be allocated to those Classes based upon the amount of Basis Risk Carry Forward Amount owed to each such Class and shall be paid in the priority set forth in Section 4.02(a)(iii)(K). In the event that the Class Certificate Balance of any Class of Certificates is reduced because of Applied Realized Loss Amounts, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts on the written down amounts on such Distribution Date or any future Distribution Dates (except to the extent such Class Certificate Balance is increased as a result of any Subsequent Recoveries), even if funds are otherwise available for distribution.

            The Securities Administrator shall account for the Excess Reserve Fund Account as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the Excess Reserve Fund Account are the Class X Certificateholders.

            Any Basis Risk Carry Forward Amounts distributed by the Securities Administrator to the LIBOR Certificateholders from the Excess Reserve Fund Account shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates (in respect of the Class X Interest) and then to the respective Class or Classes of LIBOR Certificates. In addition, the Securities Administrator shall account for the rights of Holders of each Class of LIBOR Certificates to receive payments of Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account (along with payments of Basis Risk Carry Forward Amounts and, without duplication, Upper-Tier Carry Forward Amounts from the Supplemental Interest Trust) as rights in a separate limited recourse interest rate cap contract written by the Class X Certificateholders in favor of Holders of each such Class.

            Notwithstanding any provision contained in this Agreement, the Securities Administrator shall not be required to make any payments from the Excess Reserve Fund Account except as expressly set forth in this Section 3.27(a).

            (b) The Master Servicer shall establish and maintain the Distribution Account on behalf of the Certificateholders. The Master Servicer shall, promptly upon receipt on the Business Day received, deposit in the Distribution Account and retain therein the following:

            (i) the aggregate amount remitted by the Servicer to the Master Servicer pursuant to Section 3.11;

            (ii) any amount deposited by the Servicer pursuant to Section 3.12(b) in connection with any losses on Permitted Investments;

            (iii) any amounts remitted by the Servicer to the Master Servicer in respect of Compensating Interest pursuant to Section 3.25; and

            (iv) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

            In the event that the Servicer shall remit any amount not required to be remitted, the Servicer may at any time direct the Master Servicer in writing to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering notice to the Master Servicer, which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Securities Administrator in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 4.02.

            (c) In order to comply with its duties under the USA Patriot Act of 2001, the Securities Administrator shall obtain and verify certain information and documentation from the other parties to this Agreement including, but not limited to, each such party's name, address, and other identifying information.

            Section 3.28 Optional Purchase of Delinquent Mortgage Loans. The Depositor, in its sole discretion, shall have the option, but shall not be obligated, to purchase any 90+ Day Delinquent Mortgage Loans from the Trust Fund. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued and unpaid interest on the related Mortgage Loan at the applicable Mortgage Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer. Upon receipt of such purchase price, the Servicer shall provide to the Custodian a Request for Release and the Custodian shall promptly release to the Depositor, the Mortgage File relating to the Mortgage Loan being repurchased in accordance with Section 3.16(a).

            Section 3.29 Back-up Certification. For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended ("Sarbanes-Oxley"), is required to be given on behalf of the Trust, by the later of March 15 commencing in 2006 or 30 days prior to the date on which the Form 10-K is required to be filed with the Securities and Exchange Commission of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer provides a certificate under Sarbanes-Oxley pursuant to Section 8.12, an officer of the Servicer and each successor Servicer shall execute and deliver an Officer's Certificate to the Depositor, Master Servicer, the Securities Administrator and the Trustee for the benefit of the Trust and the Master Servicer and its officers, directors and affiliates, in the form set forth in Exhibit P. The Servicer shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 3.29 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Section 3.29 or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

                                   ARTICLE IV

                                DISTRIBUTIONS AND
                            ADVANCES BY THE SERVICER

            Section 4.01 Advances. (a) The amount of P&I Advances to be made by the Servicer for any Remittance Date shall equal, subject to Section 4.01(c), the sum of (i) the aggregate amount of Scheduled Payments (with each interest portion thereof net of the related Servicing Fee), due during the Due Period immediately preceding such Remittance Date in respect of the Mortgage Loans, which Scheduled Payments were not received as of the close of business on the related Determination Date, plus (ii) with respect to each REO Property, which REO Property was acquired during or prior to the related Prepayment Period and as to which such REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the excess, if any, of the Scheduled Payments (with REO Imputed Interest) that would have been due on the related Due Date in respect of the related Mortgage Loan, over the net income from such REO Property transferred to the Collection Account for distribution on such Remittance Date.

            (b) On each Remittance Date, the Servicer shall remit in immediately available funds to the Master Servicer an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Remittance Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case, it will cause to be made an appropriate entry in the records of the Collection Account that Amounts Held for Future Distribution have been, as permitted by this Section 4.01, used by the Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties. Any Amounts Held for Future Distribution and so used shall be appropriately reflected in the Servicer's records and replaced by the Servicer by deposit in the Collection Account on or before any future Remittance Date to the extent required.

            (c) The obligation of the Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to
(d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith or the removal thereof from coverage under this Agreement, except as otherwise provided in this Section 4.01.

            (d) Notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such P&I Advance or Servicing Advance would, if made, constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance. The determination by the Servicer that it has made a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance or that any proposed P&I Advance or Servicing Advance, if made, would constitute a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance, respectively, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer. In addition the Servicer shall not be required to advance any Relief Act Interest Shortfalls.

            (e) Except as otherwise provided herein, the Servicer shall be entitled to reimbursement pursuant to Section 3.11 for Advances from recoveries from the related Mortgagor or from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan.

            (f) On each Remittance Date, the Master Servicer shall deposit in the Distribution Account all funds remitted to it by the Servicer pursuant to Sections 3.11(a)(i)(B) and 3.25 and this Section 4.01. The Securities Administrator may retain or withdraw from the Distribution Account, (i) the Master Servicing Fee, (ii) amounts necessary to reimburse the Master Servicer or the Servicer for any previously unreimbursed Advances and any Advances the Master Servicer deems to be nonrecoverable from the related Mortgage Loan proceeds, (iii) an amount to indemnify the Master Servicer or the Servicer for amounts due in accordance with this Agreement, and (iv) any other amounts that each of the Master Servicer and the Securities Administrator is entitled to receive hereunder for reimbursement, indemnification or otherwise.

            Section 4.02 Priorities of Distribution. (a) On each Distribution Date, the Securities Administrator shall make the disbursements and transfers from amounts then on deposit in the Distribution Account in the following order of priority and to the extent of the Available Funds remaining:

            (i) to the Supplemental Interest Trust and to the holders of each Class of LIBOR Certificates in the following order of priority:

                  (A) to the Supplemental Interest Trust, the sum of (x) all Net
            Swap Payments and (y) any Swap Termination Payment owed to the Swap Provider other than a Defaulted Swap Termination Payment;

                  (B) concurrently, (1) from the Interest Remittance Amount
            related to the Group I Mortgage Loans, pro rata (based on the Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts distributable to the Class A-1A and Class A-1B Certificates) to the Class A-1A and Class A-1B Certificates, the related Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts for the Class A-1A and Class A-1B Certificates; (2) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts distributable to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the related Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts for the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates; provided, that if the Interest Remittance Amount for either Loan Group is insufficient to make the related payments set forth clause (1) or (2) above, any Interest Remittance Amount relating to the other Loan Group remaining after payment of the related Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts will be available to cover that shortfall;

                  (C) from any remaining Interest Remittance Amounts, to the
            Class M-1 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

                  (D) from any remaining Interest Remittance Amounts, to the
            Class M-2 Certificates, the Accrued Certificate Interest
            Distribution
            Amount for such Class;

                  (E) from any remaining Interest Remittance Amounts, to the
            Class M-3 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

                  (F) from any remaining Interest Remittance Amounts, to the
            Class M-4 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

                  (G) from any remaining Interest Remittance Amounts, to the
            Class M-5 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

                  (H) from any remaining Interest Remittance Amounts, to the
            Class B-1 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

                  (I) from any remaining Interest Remittance Amounts, to the
            Class B-2 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

                  (J) from any remaining Interest Remittance Amounts, to the
            Class B-3 Certificates, the Accrued Certificate Interest Distribution Amount for such Class; and

                  (K) from any remaining Interest Remittance Amounts, to the
            Class B-4 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

            (ii) (A) on each Distribution Date (a) prior to the Stepdown Date or
      (b) with respect to which a Trigger Event is in effect, to the holders of the Class or Classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

                  (a) sequentially:

                        (x) concurrently to the Class R-1, Class R-2 and Class
                  R-3 Certificates, allocated pro rata, until their respective Class Certificate Balances have been reduced to zero; and

                        (y) to the Class A Certificates, allocated as described
                  in Section 4.02(c), until their respective Class Certificate Balances are reduced to zero;

                  (b) sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

            (B) on each Distribution Date (a) on and after the Stepdown Date and
      (b) so long as a Trigger Event is not in effect, to the holders of the Class or Classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

                  (a) the lesser of (x) the Principal Distribution Amount and
            (y) the Class A Principal Distribution Amount to the Class A Certificates, allocated as described in Section 4.02(c), until their respective Class Certificate Balances are reduced to zero;

                  (b) the lesser of (x) the excess of (i) the Principal
            Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above and (y) the Class M-1 Principal Distribution Amount, to the Class M-1 Certificates until their Class Certificate Balance has been reduced to zero;

                  (c) the lesser of (x) the excess of (i) the Principal
            Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above and to the Class M-1 Certificates in clause (ii)(B)(b) above, and (y) the Class M-2 Principal Distribution Amount, to the Class M-2 Certificates until their Class Certificate Balance has been reduced to zero;

                  (d) the lesser of (x) the excess of (i) the Principal
            Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above and to the Class M-2 Certificates in clause (ii)(B)(c) above, and (y) the Class M-3 Principal Distribution Amount, to the Class M-3 Certificates until their Class Certificate Balance has been reduced to zero;

                  (e) the lesser of (x) the excess of (i) the Principal
            Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above, to the Class M-2 Certificates in clause (ii)(B)(c) above and to the Class M-3 Certificates in clause (ii)(B)(d) above, and (y) the Class M-4 Principal Distribution Amount, to the Class M-4 Certificates until their Class Certificate Balance has been reduced to zero;

                  (f) the lesser of (x) the excess of (i) the Principal
            Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above, to the Class M-2 Certificates in clause (ii)(B)(c) above, to the Class M-3 Certificates in clause (ii)(B)(d) above and to the Class M-4 Certificates in clause (ii)(B)(e) above, and (y) the Class M-5 Principal Distribution Amount, to the Class M-5 Certificates until their Class Certificate Balance has been reduced to zero;

                  (g) the lesser of (x) the excess of (i) the Principal
            Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above, to the Class M-2 Certificates in clause (ii)(B)(c) above, to the Class M-3 Certificates in clause (ii)(B)(d) above, to the Class M-4 Certificates in clause (ii)(B)(e) above and to the Class M-5 Certificates in clause (ii)(B)(f) above, and (y) the Class B-1 Principal Distribution Amount, to the Class B-1 Certificates until their Class Certificate Balance has been reduced to zero;

                  (h) the lesser of (x) the excess of (i) the Principal
            Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above, to the Class M-2 Certificates in clause (ii)(B)(c) above, to the Class M-3 Certificates in clause (ii)(B)(d) above, to the Class M-4 Certificates in clause (ii)(B)(e) above, to the Class M-5 Certificates in clause (ii)(B)(f) above and to the Class B-1 Certificates in clause (ii)(B)(g) above, and (y) the Class B-2 Principal Distribution Amount, to the Class B-2 Certificates until their Class Certificate Balance has been reduced to zero; and

                  (i) the lesser of (x) the excess of (i) the Principal
            Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above, to the Class M-2 Certificates in clause (ii)(B)(c) above, to the Class M-3 Certificates in clause (ii)(B)(d) above, to the Class M-4 Certificates in clause (ii)(B)(e) above, to the Class M-5 Certificates in clause (ii)(B)(f) above, to the Class B-1 Certificates in clause (ii)(B)(g) above and to the Class B-2 Certificates in clause (ii)(B)(h) above, and (y) the Class B-3 Principal Distribution Amount, to the Class B-3 Certificates until their Class Certificate Balance has been reduced to zero;

            (iii) any amount remaining after the distributions in clauses 4.02(a)(i) and (ii) above shall be distributed in the following order of priority:

                  (A) to the Class M-1 Certificates, any Unpaid Interest Amount
            for such Class;

                  (B) to the Class M-2 Certificates, any Unpaid Interest Amount
            for such Class;

                  (C) to the Class M-3 Certificates, any Unpaid Interest Amount
            for such Class;

                  (D) to the Class M-4 Certificates, any Unpaid Interest Amount
            for such Class;

                  (E) to the Class M-5 Certificates, any Unpaid Interest Amount
            for such Class;

                  (F) to the Class B-1 Certificates, any Unpaid Interest Amount
            for such Class;

                  (G) to the Class B-2 Certificates, any Unpaid Interest Amount
            for such Class;

                  (H) to the Class B-3 Certificates, any Unpaid Interest Amount
            for such Class;

                  (I) to the Class B-4 Certificates, any Unpaid Interest Amount
            for such Class;

                  (J) to the Excess Reserve Fund Account, the amount of any
            Basis Risk Payment (without regard to Net Swap Receipts) for such Distribution Date;

                  (K) from funds on deposit in the Excess Reserve Fund Account with respect to such Distribution Date, an amount equal to any Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for such Distribution Date to such Classes in the same order and priority as set forth in Section 4.02(a)(i), with the allocation to the Class A Certificates being pro rata based on their respective Basis Risk Carry Forward Amounts;

                  (L) to the Supplemental Interest Trust, the amount of any
            Defaulted Swap Termination Payment;

                  (M) to the Class X Certificates, the remainder of the Class X
            Distributable Amount not distributed pursuant to Sections 4.02(a)(iii)(A)-(L);

                  (N) to the Class R-2 Certificates, any remaining amount, in respect of Pooling-Tier REMIC-1;

                  (O) to the Class R-1 Certificates, any remaining amount, in respect of Pooling-Tier REMIC-2, the Lower-Tier REMIC and the Upper-Tier REMIC; and

                  (P) to the Class R-3 Certificates, any remaining amount, in respect of the Class X REMIC.

            Notwithstanding the foregoing, if the Stepdown Date is the date on which the Class Certificate Balance of the Class A Certificates is reduced to zero, any Principal Distribution Amount remaining after principal distributions to the Class A Certificates pursuant to clause (ii)(A) above will be included as part of the distributions pursuant to clause (ii)(B) above.

            (b) On each Distribution Date, all amounts representing Prepayment Premiums from the Mortgage Loans received during the related Prepayment Period shall be distributed by the Securities Administrator to the holders of the Class P Certificates.

            (c) All principal distributions allocated to the Class A Certificates on any Distribution Date shall be allocated among the Class A-1 Certificate Group and the Class A-2 Certificate Group based on the Class A Principal Allocation Percentage for the Class A-1 Certificate Group and the Class A-2 Certificate Group, as applicable. However, if the Class Certificate Balances of the Class A Certificates in any Class A Certificate Group is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates in that Class A Certificate Group on that Distribution Date, and the amount of principal distributions distributable on all subsequent Distribution Dates, shall be distributed to the Class A Certificates of the other Class A Certificate Group remaining Outstanding, in accordance with the principal distribution allocations set forth in this Section 4.02(c), until their respective Class Certificate Balances have been reduced to zero. Any distributions of principal to the Class A-1 Certificate Group shall be made first from Available Funds relating to the Group I Mortgage Loans. Any distributions of principal to the Class A-2 Certificate Group shall be made first from Available Funds relating to the Group II Mortgage Loans.

            Any principal distributions allocated to the Class A-1 Certificate Group are required to be distributed pro rata between the Class A-1A Certificates and the Class A-1B Certificates, based on their respective Class Certificate Balances, until their Class Certificate Balances have been reduced to zero. However, so long as a Group I Sequential Trigger Event is in effect, principal distributions to the Class A-1 Certificate Group shall be allocated first to the Class A-1A Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-1B Certificates, until their Class Certificate Balance has been reduced to zero.

            Any principal distributions allocated to the Class A-2 Certificate Group are required to be distributed sequentially to the Class A-2A Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2C Certificates, until their Class Certificate Balance has been reduced to zero and then to the Class A-2D Certificates, until their Class Certificate Balance has been reduced to zero.

            Notwithstanding the allocation of principal to the Class A Certificates described in the preceding paragraphs, from and after the Distribution Date on which the aggregate Class Certificate Balances of the Subordinated Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates based on their respective Certificate Principal Balances, except that so long as a Group I Sequential Trigger event is in effect, principal allocated to the Class A-1 Certificate Group is required to be allocated first to the Class A-1A Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-1B Certificates, until their Class Certificate Balance has been reduced to zero.

            (d) On any Distribution Date, any Relief Act Interest Shortfalls and Net Prepayment Interest Shortfalls for such Distribution Date shall be allocated by the Securities Administrator, pro rata, as a reduction of the Accrued Certificate Interest Distribution Amount for the Class A, Class M and Class B Certificates, based on the amount of interest to which such Classes would otherwise be entitled on such Distribution Date.

            Section 4.03 Monthly Statements to Certificateholders. (a) Not later than each Distribution Date, the Securities Administrator shall make available to each Certificateholder, the Master Servicer, the Servicer, the Depositor, the Trustee and each Rating Agency a statement based on information provided by the Servicer setting forth with respect to the related distribution:

            (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

            (ii) the amount thereof allocable to interest, any Unpaid Interest Amounts included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution, any Basis Risk Carry Forward Amount for such Distribution Date and the amount of all Basis Risk Carry Forward Amounts covered by withdrawals from the Excess Reserve Fund Account on such Distribution Date;

            (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account;

            (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

            (v) the Pool Stated Principal Balance for the following Distribution Date;

            (vi) the amount of the Expense Fees (in the aggregate and separately stated) paid to or retained by the Servicer or Subservicer (with respect to the Subservicers, in the aggregate) and the Master Servicer with respect to such Distribution Date;

            (vii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (viii) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances reported by the Servicer as outstanding as of the close of business on the Determination Date immediately preceding such Distribution Date;

            (ix) the number and aggregate outstanding principal balances of Mortgage Loans (1) as to which the Scheduled Payment is delinquent 31 to 60 days, 61 to 90 days and 91 or more days, (2) that have become REO Property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last Business Day of the immediately preceding month;

            (x) for each of the preceding 12 calendar months, or all calendar months since the related Cut-off Date, whichever is less, the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Mortgage Loans on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

            (xi) with respect to all Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregate Stated Principal Balance of such Mortgage Loans as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

            (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiii) whether a Trigger Event has occurred and is continuing (including the calculation of thereof and the aggregate outstanding balance of all 60+ Day Delinquent Mortgage Loans) and whether a Group I Sequential Trigger Event has occurred and is continuing;

            (xiv) the amount of any Basis Risk Carry Forward Amounts paid from the Excess Reserve Fund Account or the Supplemental Interest Trust and the amount of any Upper-Tier Carry Forward Amounts paid from the Supplemental Interest Trust;

            (xv) in the aggregate and for each Class of Certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such Distribution Date;

            (xvi) the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation thereof to the Certificateholders with respect to Applied Realized Loss Amounts and Unpaid Interest Amounts;

            (xvii) the Overcollateralized Amount and Specified
      Overcollateralized Amount;

            (xviii) the amount distributed on the Class P Certificates;

            (xix) the Cumulative Realized Loss Percentage;

            (xx) the amount distributed on the Class X Certificates;

            (xxi) the amount of any Subsequent Recoveries for such Distribution Date;

            (xxii) the amount of any Net Swap Payments, Net Swap Receipts, Swap Termination Payments or Defaulted Swap Termination Payments; and

            (xxiii) the calculations of LIBOR and Swap LIBOR.

            (b) The Securities Administrator's responsibility for providing the above statement to the Certificateholders, each Rating Agency, the Master Servicer, the Servicer, the Securities Administrator, the Trustee and the Depositor is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer and the Servicer. The Securities Administrator will provide the above statement via the Securities Administrator's internet website. The Securities Administrator's website will initially be located at https://www.ctslink.com and assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. The Securities Administrator will also make a paper copy of the above statement available upon request.

            (c) Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i) and (a)(ii) of this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

            (d) Not later than the Reporting Date, the Servicer shall furnish to the Securities Administrator a monthly remittance advice statement (in a format mutually agreed upon by the Servicer and the Securities Administrator) containing such information as shall be reasonably requested by the Securities Administrator to provide the reports required by Section 4.03(a) as to the accompanying remittance and the period ending on the close of business on the last Business Day of the immediately preceding month (the "Servicer Remittance Report").

            The Servicer shall furnish to the Securities Administrator an individual loan accounting report, as of the last Business Day of each month, to document Mortgage Loan payment activity on an individual Mortgage Loan basis. With respect to each month, the corresponding individual loan accounting report (in electronic format) shall be received by the Securities Administrator no later than the Reporting Date, which report shall contain the following:

            (i) with respect to each Scheduled Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any Prepayment Premiums, along with a detailed report of interest on Principal Prepayment amounts remitted in accordance with Section 3.25);

            (ii) with respect to each Scheduled Payment, the amount of such remittance allocable to interest;

            (iii) the amount of servicing compensation received by the Servicer during the prior distribution period;

            (iv) the individual and aggregate Stated Principal Balance of the Mortgage Loans;

            (v) the aggregate of any expenses reimbursed to the Servicer during the prior distribution period pursuant to Section 3.11;

            (vi) the number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 31 to 60 days, (2) 61 to 90 days, or (3) 91 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired;

            (vii) each Mortgage Loan which has been altered, modified or varied during such month, and the reason for such modification (i.e., extension of maturity date, Mortgage Interest Rate);

            (viii) with respect to each Liquidated Mortgage Loan, the amount of any Realized Losses for such Mortgage Loan; and

            (ix) any other information reasonably required by the Securities Administrator to enable it to prepare the Monthly Statement referred to in
      Section 4.03(a).

            (e) In addition to clause (d) above, the Servicer shall provide the Depositor with full, continuous access to its online mortgage loan servicing data system (Datamart) (the "Data System") with respect to the Mortgage Loans.

            To the extent that the Data System is not available or otherwise accessible, or the information in the following documents is not available on the Data System or the Servicer fails to provide any report set forth in Section 4.03(f) or Exhibit N-1 hereto in a timely manner, the Servicer shall provide the documentation listed below to the Depositor and the Securities Administrator in an electronic format acceptable to the Securities Administrator and the
Depositor:

            (i) Initiation of foreclosure - The Servicer shall deliver to the Depositor and the Securities Administrator a copy of the collection comments and a current BPO;

            (ii) Deed-in-lieu of foreclosure - The Servicer shall deliver to the Depositor and the Securities Administrator a copy of current value and a copy of a title report showing clean title;

            (iii) Bidding instructions at foreclosure sale - The Servicer shall deliver to the Depositor and the Securities Administrator a statement of total debt and current BPO;

            (iv) Short sale - The Servicer shall deliver to the Depositor and the Securities Administrator a statement of the Mortgagor's hardship, current BPO, and statement detailing net proceeds to the Depositor and the Securities Administrator;

            (v) REO Property list price - The Servicer shall deliver to the Depositor and the Securities Administrator a current BPO done at the time of taking title to the REO Property and broker's recommendation for list price;

            (vi) REO Property sales price - The Servicer shall deliver to the Depositor and the Securities Administrator a summary of the REO contract being proposed; and

            (vii) REO Property net proceeds - The Servicer shall deliver to the Depositor and the Securities Administrator a copy of the HUD-1 statement prior to closing.

            (f) On the 5th Business Day of each month (the "Data File Delivery Date"), the Servicer shall deliver to the Depositor a Market Value Change Report and a data file incorporating the fields set forth in the data file layout set forth on Exhibit N-1 hereto (the "Data File"). In the event that the Servicer is unable to provide the complete data file on such Data File Delivery Date, the Servicer shall provide to the Depositor additional reports as set forth on Exhibit N-1 hereto (the "Back-up Reports") on or prior to the 8th Business Day of such month (the "Back-up Report Delivery Date") in an electronic format acceptable to the Depositor.

            (g) On the Reporting Date in each calendar month, the Servicer shall furnish to the Master Servicer (i) a monthly remittance advice in the format set forth in Exhibit N-2 hereto, a monthly defaulted loan report in the format set forth in Exhibit N-3 hereto and a realized loss report in the format set forth in Exhibit N-4 hereto (or in such other format mutually agreed to between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

            Such monthly remittance advice shall also be accompanied by a supplemental report provided to the Master Servicer which includes on an aggregate basis for the previous calendar month (i) the amount of any insurance claims filed, (ii) the amount of any claim payments made and (iii) the amount of claims denied or curtailed. The Master Servicer will convert such data into a format acceptable to the Securities Administrator and provide monthly reports to the Securities Administrator pursuant to this Agreement.

            Section 4.04 Certain Matters Relating to the Determination of LIBOR. LIBOR shall be calculated by the Securities Administrator in accordance with the definition of "LIBOR." Until all of the LIBOR Certificates are paid in full, the Securities Administrator will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each LIBOR Determination Date. The Securities Administrator initially shall designate the Reference Banks (after consultation with the Depositor). Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Securities Administrator and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Securities Administrator should terminate its appointment as Reference Bank, the Securities Administrator shall promptly appoint or cause to be appointed another Reference Bank (after consultation with the Depositor). The Securities Administrator shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

            The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Securities Administrator on each LIBOR Determination Date so long as the LIBOR Certificates are Outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement. The Securities Administrator shall not have any liability or responsibility to any Person for its inability, following a good-faith reasonable effort, to obtain quotations from the Reference Banks or to determine the arithmetic mean referred to in the definition of LIBOR, all as provided for in this Section 4.04 and the definition of LIBOR. The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Securities Administrator shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Securities Administrator.

            Section 4.05 Allocation of Applied Realized Loss Amounts. Any Applied Realized Loss Amounts shall be allocated by the Securities Administrator to the most junior Class of Subordinated Certificates then Outstanding in reduction of the Class Certificate Balance thereof. In the event Applied Realized Loss Amounts are allocated to any Class of LIBOR Certificates, their Class Certificate Balances shall be reduced by the amount so allocated, and no funds will be distributable with respect to the written down amounts (including without limitation Basis Risk Carry Forward Amounts) or with respect to interest on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, the Class Certificate Balance of each Class of Subordinated Certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Applied Realized Loss Amount allocated to the applicable Class of Subordinated Certificates).

            Section 4.06 Supplemental Interest Trust. On the Closing Date, the Securities Administrator shall establish and maintain in its name, a separate non-interest bearing trust account for the benefit of the holders of the LIBOR Certificates (the "Supplemental Interest Trust") as a part of the Trust Fund. The Supplemental Interest Trust shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement.

            On any Distribution Date, Swap Termination Payments, Net Swap Payments owed to the Swap Provider and Net Swap Receipts for that Distribution Date will be deposited into the Supplemental Interest Trust. Funds in the Supplemental Interest Trust will be distributed in the following order of priority:

            (i) to the Swap Provider, the sum of (x) all Net Swap Payments and
      (y) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, to the Swap Provider, if any, owed for that Distribution Date;

            (ii) to the LIBOR Certificateholders, to pay Accrued Certificate Interest Distribution Amounts and, if applicable, any Unpaid Interest Amounts as described in Section 4.02(a)(i) and Section 4.02(a)(iii), to the extent unpaid from other Available Funds;

            (iii) to the LIBOR Certificateholders, to pay principal as described in Section 4.02(a)(ii), but only to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount, after giving effect to payments and distributions from other Available Funds;

            (iv) to the LIBOR Certificateholders, to pay Unpaid Interest Amounts and Basis Risk Carry Forward Amounts as described in Section 4.02(a)(iii), to the extent unpaid from other Available Funds (including Basis Risk Payments on deposit in the Excess Reserve Fund Account);

            (v) to the Swap Provider, any Defaulted Swap Termination Payment owed to the Swap Provider for that Distribution Date; and

            (vi) to the holders of the Class X Certificates, any remaining amounts.

            Notwithstanding the foregoing, in the event that the Trust receives a Swap Termination Payment and a successor Swap Provider cannot be obtained, then the Securities Administrator shall deposit the Swap Termination Payment into the reserve account that is a sub-account of the Supplemental Interest Trust. On each subsequent Distribution Date (so long as funds are available in the reserve account), the Securities Administrator shall withdraw from the reserve account and deposit into the Supplemental Interest Trust an amount equal to the amount of any Net Swap Receipt due the Trust (calculated in accordance with the terms of the original Interest Rate Swap Agreement) and treat such amount as a Net Swap Receipt for purposes of determining the distributions from the Supplemental Interest Trust.

            Upon termination of the Trust, any amounts remaining in the Supplemental Interest Trust shall be distributed pursuant to the priorities set forth in this Section 4.06.

            The Securities Administrator shall account for the Supplemental Interest Trust as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement. The beneficial owners of the Supplemental Interest Trust are the Class X Certificateholders. For federal income tax purposes, Net Swap Payments and Swap Termination Payments payable to the Swap Provider shall be deemed to be paid to the Supplemental Interest Trust first, from the Class X REMIC, by the Holder of the Class X Certificates (in respect of the Class IO Interest and, if applicable, Class X Interest) and second, other than any Defaulted Swap Termination Payment, from the Upper-Tier REMIC, by the Holders of the applicable Class or Classes of LIBOR Certificates (in respect of Class IO Shortfalls) as and to the extent provided in Section 8.13.

            Any Basis Risk Carry Forward Amounts and, without duplication, Upper-Tier Carry Forward Amounts distributed by the Securities Administrator to the LIBOR Certificateholders shall be accounted for by the Securities Administrator, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates in respect of the Class X Interest and (to the extent remaining after payments to the Swap Provider) the Class IO Interest and then to the respective Class or Classes of LIBOR Certificates. In addition, the Securities Administrator shall account for the rights of Holders of each Class of LIBOR Certificates to receive payments of Basis Risk Carry Forward Amounts and, without duplication, Upper-Tier Carry Forward Amounts from the Supplemental Interest Trust (along with Basis Risk Carry Forward Amounts payable from the Excess Reserve Fund Account) as rights in a separate limited recourse interest rate cap contract written by the Class X Certificateholders in favor of Holders of each such Class.

            The Supplemental Interest Trust shall be an "outside reserve fund" for federal income tax purposes and not an asset of any Trust REMIC. Furthermore, the Holders of the Class X Certificates shall be the beneficial owners of the Supplemental Interest Trust for all federal income tax purposes, and shall be taxable on all income earned thereon.

            With respect to the failure of the Swap Provider to perform any of its obligations under the Interest Rate Swap Agreement, the breach by the Swap Provider of any of its representations and warranties made pursuant to the Interest Rate Swap Agreement, or the termination of the Interest Rate Swap Agreement, the Securities Administrator shall send any notices and make any demands, on behalf of the Trust.

                                   ARTICLE V

                                THE CERTIFICATES

            Section 5.01 The Certificates. The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

            The Depositor hereby directs the Securities Administrator to register the Class X, Class C and Class P Certificates in the name of the Depositor or its designee. On a date as to which the Depositor notifies the Securities Administrator, the Depositor hereby directs the Securities Administrator to transfer the Class X and Class P Certificates in the name of the NIM Trustee, or such other name or names as the Depositor shall request, and to deliver the Class X and Class P Certificates to the NIM Trustee, or to such other Person or Persons as the Depositor shall request.

            Subject to Section 11.02 respecting the final distribution on the Certificates, on each Distribution Date the Securities Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor as directed by that Certificateholder by written wire instructions provided to the Securities Administrator or (y), in the event that no wire instructions are provided to the Securities Administrator, by check mailed by first class mail to such Certificateholder at the address of such Holder appearing in the Certificate Register.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Securities Administrator by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Securities Administrator shall bind the Securities Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless authenticated by the Securities Administrator by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their authentication. On the Closing Date, the Securities Administrator shall authenticate the Certificates to be issued at the direction of the Depositor or any Affiliate thereof.

            Section 5.02 Certificate Register; Registration of Transfer and Exchange of Certificates. (a) The Securities Administrator shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Securities Administrator shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

            At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator. Whenever any Certificates are so surrendered for exchange, the Securities Administrator shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the Holder thereof or his attorney duly authorized in writing. In the event, the Depositor or an Affiliate of the Depositor transfers the Class X Certificates, or a portion thereof, to another Affiliate, it shall notify the Securities Administrator in writing of the affiliated status of the transferee. The Trustee and the Securities Administrator shall have no liability regarding the lack of notice with respect thereto.

            No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

            All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Securities Administrator in accordance with the Securities Administrator's customary procedures.

            (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. Except with respect to (i) the transfer of the Class X, Class C, Class P or Class R Certificates to the Depositor or an Affiliate of the Depositor, (ii) the transfer of the Class X or Class P Certificates to the NIM Issuer or the NIM Trustee, or (iii) a transfer of the Class X or Class P Certificates from the NIM Issuer or the NIM Trustee to the Depositor or an Affiliate of the Depositor, in the event that a transfer of a Private Certificate which is a Physical Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Securities Administrator in writing the facts surrounding the transfer in substantially the form set forth in Exhibit I (the "Transferor Certificate") and either (i) there shall be delivered to the Securities Administrator a letter in substantially the form of Exhibit J (the "Rule 144A Letter") or Exhibit K (the "Non-Rule 144A Investment Letter") or (ii) in the case of the Class X Certificates, there shall be delivered to the Securities Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made without registration under the Securities Act. In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate. As directed by the Depositor, the Securities Administrator shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. To the extent of any information reasonably within the possession of the applicable party, the Depositor, the Master Servicer, the Servicer, the Securities Administrator and the Trustee shall cooperate with the Securities Administrator in providing the Rule 144A information referenced in the preceding sentence, including providing to the Securities Administrator such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Securities Administrator shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator, the Master Servicer, the Servicer and the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            Except with respect to (i) the transfer of the Class R, Class X, Class C or Class P Certificates to the Depositor or an Affiliate of the Depositor, (ii) the transfer of the Class X or Class P Certificates to the NIM Issuer or the NIM Trustee, or (iii) a transfer of the Class X or Class P Certificates from the NIM Issuer or the NIM Trustee to the Depositor or an Affiliate of the Depositor, no transfer of an ERISA-Restricted Certificate shall be made unless the Securities Administrator shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Securities Administrator (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Securities Administrator's receipt of a representation letter from the transferee substantially in the form of Exhibit I), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any Federal, state or local law ("Similar Law") materially similar to the foregoing provisions of ERISA or the Code, nor a Person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement (collectively, a "Plan") to effect such transfer, (ii) in the case of an ERISA-Restricted Certificate other than a Residual Certificate, a Class C Certificate or a Class P Certificate that has been the subject of an ERISA-Qualifying Underwriting and the purchaser is an insurance company, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate other than a Residual Certificate, a Class C Certificate or a Class P Certificate presented for registration in the name of a Plan, an Opinion of Counsel satisfactory to the Securities Administrator, the Trustee and the Depositor, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee or the Trust Fund, addressed to the Depositor and the Securities Administrator, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee, the Depositor, the Master Servicer or the Securities Administrator to any obligation in addition to those expressly undertaken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Securities Administrator by the transferee's (including an initial acquirer's) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything else to the contrary herein, (a) any purported transfer of an ERISA Restricted Certificate, other than a Class C Certificate, Class P Certificate or a Residual Certificate, to or on behalf of an employee benefit plan subject to ERISA, the Code or Similar Law without the delivery to the Securities Administrator of an Opinion of Counsel satisfactory to the Securities Administrator as described above shall be void and of no effect and (b) any purported transfer of a Class P Certificate, Class C Certificate or Residual Certificate to a transferee that does not make the representation in clause (i) above shall be void and of no effect.

            The Class R, Class C and Class P Certificates may not be sold to any employee benefit plan subject to Title I of ERISA, any plan subject to Section 4975 of the Code, or any plan subject to any Similar Law or any Person investing on behalf of or with plan assets of such Plan.

            To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

            As long as the Interest Rate Swap Agreement is in effect, each beneficial owner of a Certificate, or any interest therein, shall be deemed to have represented that either (i) it is not a Plan or (ii) the acquisition and holding of the Certificate are eligible for the exemptive relief available under at least one of the Investor Based Exemptions.

            (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

            (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee;

            (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under subparagraph (b) above, the Securities Administrator shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit H;

            (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee;

            (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Securities Administrator shall not be under any liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and the Rule 144A Letter. The Securities Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Permitted Transferee of such Certificate; and

            (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Securities Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

            The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Securities Administrator of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Depositor, the Trustee or the Securities Administrator, to the effect that the elimination of such restrictions will not cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are Outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Securities Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

            (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

            (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Securities Administrator except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Securities Administrator shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

            All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

            If (x) (i) the Depository or the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Securities Administrator or the Depositor is unable to locate a qualified successor, or (y) the Depositor notifies the Depository of its intent to terminate the book-entry system through the Depository and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to initiate such termination, the Securities Administrator shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates. Neither the Depositor nor the Securities Administrator shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Securities Administrator with an adequate inventory of Certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates and the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided, that the Securities Administrator shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

            (f) Each Private Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8ECI, W-8BEN, W-8IMY (and all appropriate attachments) or W-9 in form satisfactory to the Securities Administrator, duly executed by the Certificateholder or his attorney duly authorized in writing. Each Certificate presented or surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Securities Administrator in accordance with its customary practice. No service charge shall be made for any registration of transfer or exchange of Private Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Private Certificates.

            Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates. If
(a) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor, the Securities Administrator, and the Trustee such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            Section 5.04 Persons Deemed Owners. The Trustee, the Depositor, the Securities Administrator and any agent of the Depositor, the Trustee or the Securities Administrator may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Trustee, the Depositor, the Securities Administrator or any agent of the Depositor, the Trustee or the Securities Administrator shall be affected by any notice to the contrary.

            Section 5.05 Access to List of Certificateholders' Names and Addresses. If three or more Certificateholders (a) request such information in writing from the Securities Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or the Servicer shall request such information in writing from the Securities Administrator, then the Securities Administrator shall, within ten Business Days after the receipt of such request, provide the Depositor, the Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Securities Administrator, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Securities Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

            Section 5.06 Maintenance of Office or Agency. The Securities Administrator will maintain or cause to be maintained at its expense an office or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Securities Administrator initially designates its office for such purposes, located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services GSAMP 2005-AHL2. The Securities Administrator shall give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

                                   ARTICLE VI

                         THE DEPOSITOR AND THE SERVICER

            Section 6.01 Respective Liabilities of the Depositor and the Servicer. The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

            Section 6.02 Merger or Consolidation of the Depositor or the Servicer. The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a Delaware corporation or a limited liability company as the case may be, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation or limited partnership, as applicable, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            Any Person into which the Depositor or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac, and meets the requirements of Section 7.02, and provided, further, that such merger, consolidation or succession does not adversely affect the then current rating or ratings on the LIBOR Certificates.

            Section 6.03 Limitation on Liability of the Depositor, the Servicer and Others. Neither the Depositor, any of the Depositor's Affiliates, the Servicer nor any of their respective directors, officers, employees or agents shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence (or gross negligence in the case of the Depositor) in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor and the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee, Affiliate or agent of the Depositor and the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates or any other unanticipated or extraordinary expense, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence (or gross negligence in the case of the Depositor) in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that each of the Depositor and the Servicer may in its discretion undertake any such action (or direct the Trustee to undertake such actions pursuant to Section 2.08 for the benefit of the Certificateholders) that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor and the Servicer (and the Trustee if so directed by the Depositor or the Servicer) shall be entitled to be reimbursed therefor out of the Collection Account.

            Section 6.04 Limitation on Resignation of the Servicer. (a) The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except (i) by mutual consent of the Servicer, the Depositor, the Master Servicer and the Securities Administrator with prior written notice to the Trustee or (ii) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer under clause (ii) above shall be evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Securities Administrator, the Trustee or the Trust Fund) to such effect delivered to the Depositor, the Master Servicer, the Securities Administrator and the Trustee which Opinion of Counsel shall be in form and substance acceptable to the Depositor, the Master Servicer, the Securities Administrator and the Trustee. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder.

            (b) Notwithstanding anything to the contrary herein, the Servicer may pledge or assign as collateral all its rights, title and interest under this Agreement to a lender. No such pledge shall reduce or otherwise affect the Servicer's obligations under this Agreement.

            Section 6.05 Additional Indemnification by the Servicer; Third Party Claims. The Servicer shall indemnify the Depositor, the Master Servicer, the Securities Administrator, the Custodian, the Trustee and any Affiliate, director, officer, employee or agent of the Depositor, the Master Servicer, the Securities Administrator, the Custodian and the Trustee and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to any breach by the Servicer of (i) any of its representations and warranties referred to in Section 2.03(a), (ii) any error in any tax or information return prepared by the Servicer, or (iii) the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer immediately shall notify the Depositor, the Master Servicer, the Securities Administrator, the Custodian and the Trustee if such claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Depositor, the Master Servicer, the Securities Administrator, the Custodian and the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Depositor, the Master Servicer, the Securities Administrator, the Custodian or the Trustee in respect of such claim. This indemnity shall survive the termination of this Agreement or the earlier resignation or removal of the Servicer.

                                  ARTICLE VII

                                SERVICER DEFAULT

            Section 7.01 Events of Default. "Event of Default," wherever used herein, means any one of the following events:

            (a) any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor, or by the Master Servicer, or to the Servicer, the Depositor, the Master Servicer, the Securities Administrator and the Trustee by Certificateholders entitled to at least 25% of the Voting Rights; or

            (b) the failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, which continues unremedied for a period of thirty days (except that such number of days shall be ten days in the case of a failure to observe or perform any of the obligations set forth in Sections 3.22, 3.23 or 3.29) after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor or by the Master Servicer, or to the Servicer, the Depositor, the Master Servicer, the Securities Administrator and the Trustee by Certificateholders of Certificates entitled to at least 25% of the Voting Rights and (ii) actual knowledge of such failure by a Servicing Officer of the Servicer; provided, however, that in the case of a failure that cannot be cured within 30 days after notice or actual knowledge by the Servicer, the cure period may be extended for an additional 30 days upon delivery by the Servicer to the Depositor and the Master Servicer of a certificate to the effect that the Servicer believes in good faith that the failure can be cured within such additional time period and the Servicer is diligently pursuing remedial action; or

            (c) (i) the failure by the Servicer in any month, to deliver to the Depositor the Data File and the Market Value Change Report on the Data File Delivery Date or (ii) to deliver the Servicer Remittance Report to the Securities Administrator, and in each case such failure continues uncured for more than 30 days after written notice of such failure; or

            (d) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

            (e) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

            (f) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

            (g) if a Servicer Cumulative Loss Trigger occurs; or

            (h) any failure of the Servicer to make any P&I Advance on any Remittance Date required to be made from its own funds pursuant to Section 4.01 which continues unremedied for one Business Day immediately following the Remittance Date; or

            (i) if a Servicer Delinquency Trigger occurs; or

            (j) a breach of any representation and warranty of the Servicer referred to in Section 2.03(a), which materially and adversely affects the interests of the Certificateholders and which continues unremedied for a period of thirty days after the date upon which written notice of such breach is given to the Servicer by the Trustee, the Securities Administrator, the Master Servicer or by the Depositor, or to the Servicer, the Master Servicer, the Securities Administrator, the Trustee and the Depositor by Certificateholders entitled to at least 25% of the Voting Rights; or

            (k) Moody's reduces its servicer rating to "SQ4" or lower or Standard & Poor's reduces its servicer ratings to "below average" or lower.

            If an Event of Default described in clauses (a) through (k) of this
Section 7.01 shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Master Servicer may, or at the direction of Certificateholders entitled to a majority of the Voting Rights the Master Servicer shall, by notice in writing to the Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, that the Master Servicer shall not be required to give written notice to the Servicer of the occurrence of an Event of Default described in clauses (b) through (h),
(j) and (k) of this Section 7.01 unless and until a Responsible Officer of the Master Servicer has actual knowledge of the occurrence of such an Event of Default. In the event that a Responsible Officer of the Master Servicer has actual knowledge of the occurrence of an Event of Default described in clause
(a) of this Section 7.01, the Master Servicer shall give written notice to the Servicer of the occurrence of such an event within one Business Day of the first day on which such Responsible Officer obtains actual knowledge of such occurrence; provided that failure to give such notice shall not constitute a waiver of such Event of Default. The Master Servicer, upon a Responsible Officer having actual knowledge of such default, shall deliver a written notice to the Servicer of the default on any Remittance Date on which the Servicer fails to make any deposit or payment required pursuant to this Agreement (including, but not limited to Advances, to the extent required by this Agreement); provided, however, that if an Event of Default occurs due to the failure of the Servicer to make an Advance to the extent required, the Master Servicer, as successor Servicer, or another successor Servicer shall, prior to the applicable Distribution Date, immediately make such Advance. Any such notice to the Servicer shall also be given to the Trustee, each Rating Agency and the Depositor. Notwithstanding any other provision of this Agreement, any remedy with respect to clauses (a) or (h) of this Section 7.01 shall be effective only if taken no later than 8:00 AM Eastern time on the Business Day immediately following (i) with respect to clause (a) of this Section 7.01, the date of written notice to the Servicer, or (ii) with respect to clause (h) of this
Section 7.01, the related Remittance Date. On and after the receipt by the Servicer of such written notice, all authority and power of the Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer (or other successor Servicer under Section 7.02). The Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Servicer to pay amounts owed pursuant to Article VIII. The Servicer agrees to cooperate with the Master Servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Master Servicer of all cash amounts which shall at the time be credited to the Collection Account of such predecessor Servicer, or thereafter be received with respect to the Mortgage Loans.

            Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive from the Trust Fund, prior to transfer of its servicing obligations hereunder, payment of all accrued and unpaid portion of the Servicing Fees to which the Servicer would have been entitled and to continue to receive reimbursement for all outstanding P&I Advances and Servicing Advances, including Servicing Advances incurred prior to but not invoiced until after the date of termination, in accordance with the terms of this Agreement. In addition, the Servicer shall continue to be entitled to the benefits of Section 6.03, notwithstanding any termination hereunder, with respect to events occurring prior to such termination.

            Section 7.02 Master Servicer to Act; Appointment of Successor Servicer. On and after the time the Master Servicer gives, and the Servicer receives a notice of termination pursuant to Section 7.01, the Master Servicer shall, subject to and to the extent provided in Sections 3.06 and 7.03, and subject to the rights of the Servicer and the Master Servicer to appoint a successor Servicer, be the successor to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall assume all of the obligations of the Servicer to make P&I Advances and Servicing Advances as successor Servicer and shall assume and be subject to all the other responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and applicable law as soon as practicable but in no event later than 90 days following the of the notice of termination or removal of the Servicer pursuant to Section 7.01. As compensation therefor, the Master Servicer shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the Collection Account if the Servicer had continued to act hereunder including, if the Servicer was receiving the Servicing Fee, the Servicing Fee and the income on investments or gain related to the Collection Account (in addition to income on investments or gain related to the Distribution Account for the benefit of the Master Servicer as provided herein). Notwithstanding the foregoing, if the Master Servicer has become the successor to the Servicer in accordance with this
Section 7.02, the Master Servicer may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making P&I Advances and Servicing Advances pursuant to Section 4.01 or if it is otherwise unable to so act, or, at the written request of Certificateholders entitled to a majority of the Voting Rights, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. No such appointment of a successor to the Servicer hereunder shall be effective until the Depositor shall have consented thereto. Any successor to the Servicer shall be an institution which is a Fannie Mae- and Freddie Mac-approved seller/servicer in good standing, which has a net worth of at least $30,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Master Servicer an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the terminated Servicer (other than liabilities of the terminated Servicer under Section 6.03 incurred prior to termination of the Servicer under
Section 7.01), with like effect as if originally named as a party to this Agreement; provided, that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation. Pending appointment of a successor to the Servicer hereunder, the Master Servicer, unless the Master Servicer is prohibited by law from so acting, shall, subject to Section 3.05, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Master Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it, the Depositor and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee and amounts paid to the predecessor Servicer from investments. The Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Master Servicer nor any other successor Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the predecessor Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

            Notwithstanding anything to the contrary herein, for a period of 30 days following the date on which the Servicer receives a notice of termination or removal as a Servicer pursuant to Section 7.01 (other than a termination or removal based upon the Event of Default listed as clause (a) or (h) in Section
7.01 above), the Servicer or its designee may appoint a successor Servicer that satisfies the eligibility criteria of a successor Servicer set forth in this
Section 7.02, subject to the consent of the Depositor and the Master Servicer, which consent shall not be unreasonably withheld or delayed. The successor Servicer appointed by the Servicer or its designee must agree to act as successor Servicer no later than such 30-day period, fully effect the servicing transfer within 90 days following the notice of termination or removal of the Servicer as a Servicer, make all P&I Advances that are otherwise required to be made by the Servicer as of the date of such appointment, and reimburse any expenses that the Master Servicer may have incurred in connection with the termination or removal of the Servicer and the appointment of a successor Servicer to the Servicer. This 30-day period shall terminate immediately if the Servicer fails to make (or cause to be made) any P&I Advances and all payments under Section 7.01(a).

            In the event that the Servicer is terminated pursuant to Section 7.01, the terminated Servicer shall provide notices to the Mortgagors, transfer the Servicing Files to a successor Servicer and pay all of its own out-of-pocket costs and expenses related to such obligations. In addition, all Servicing Transfer Costs incurred by parties other than the terminated Servicer shall be paid by the terminated Servicer promptly upon presentation of reasonable documentation of such costs. If such predecessor Servicer defaults in its obligations to pay such costs, such costs shall be paid by the successor Servicer (in which case the successor Servicer shall be entitled to reimbursement therefor from the Trust Fund or if the successor Servicer fails to pay, the Master Servicer pays such amounts from the Trust Fund.). If the Master Servicer is the predecessor Servicer (except in the case where the Master Servicer in its role as successor Servicer is being terminated pursuant to
Section 7.01 by reason of an Event of Default caused solely by the Master Servicer as the successor Servicer and not by the predecessor Servicer's actions or omissions), such costs shall be paid by the prior terminated Servicer promptly upon presentation of reasonable documentation of such costs.

            Any successor to the Servicer as servicer shall give notice to the Mortgagors of such change of Servicer, in accordance with applicable federal and state law, and shall, during the term of its service as Servicer, maintain in force the policy or policies that the Servicer is required to maintain pursuant to Section 3.13.

            Any such successor Servicer shall be required to satisfy the requirements of a successor Servicer under this Section 7.02.

            Section 7.03 Notification to Certificateholders. (a) Upon any termination of or appointment of a successor to the Servicer, the Securities Administrator shall give prompt written notice thereof to Certificateholders, and to each Rating Agency.

            (b) Within 60 days after the occurrence of any Event of Default, the Securities Administrator shall transmit by mail to all Certificateholders, and each Rating Agency notice of each such Event of Default hereunder known to the Securities Administrator, unless such Event of Default shall have been cured or waived.

                                  ARTICLE VIII

                    CONCERNING THE TRUSTEE AND THE CUSTODIAN

            Section 8.01 Duties of the Trustee. The Trustee, before the occurrence of a Master Servicer Event of Default and after the curing of all Master Servicer Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case a Master Servicer Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement. The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order, or other instrument.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own bad faith or willful misfeasance.

            Unless a Master Servicer Event of Default known to the Trustee has occurred and is continuing,

            (a) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (b) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

            (c) the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

            Section 8.02 Certain Matters Affecting the Custodian and the Trustee. Except as otherwise provided in Section 8.01 as to the Trustee:

            (a) the Custodian and the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and neither the Custodian nor the Trustee shall have any responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

            (b) the Custodian and the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (c) neither the Custodian nor the Trustee shall be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, nor shall either the Trustee or the Custodian be liable for acts or omissions of the other;

            (d) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

            (e) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder;

            (f) neither the Custodian nor the Trustee shall be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

            (g) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

            (h) the Trustee shall not be deemed to have knowledge of a Master Servicer Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof except as otherwise provided in Section 7.01; and

            (i) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

            Section 8.03 Trustee and Custodian Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness. Neither the Trustee nor the Custodian makes any representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Neither the Trustee nor the Custodian shall be accountable for the use or application by the Depositor, the Master Servicer, the Servicer or the Securities Administrator of any funds paid to the Depositor, the Master Servicer, the Servicer or the Securities Administrator in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account or the Distribution Account by the Depositor, the Master Servicer, the Servicer or the Securities Administrator.

            The Trustee shall have no responsibility for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Master Servicer).

            Section 8.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

            Section 8.05 Trustee's and Custodian's Fees, Indemnification and Expenses. As compensation for their respective activities under this Agreement, the Trustee and the Custodian shall be paid their respective fee by the Master Servicer from the Master Servicer's own funds pursuant to separate agreements. Neither the Trustee nor the Custodian shall have any lien on the Trust Fund for the payment of such fees. The Trustee, the Custodian and any director, officer, employee, or agent of the Trustee or the Custodian shall be indemnified by the Trust Fund and held harmless against any loss, liability, or expense (including reasonable attorneys' fees) incurred in connection with:

            (a) any claim or legal action relating to this Agreement,

            (b) any claim or legal action relating to the Certificates or the Mortgage Loans, or

            (c) the performance of any of the Trustee's or the Custodian's duties under this Agreement,

other than any loss, liability, or expense (i) resulting from any breach of the Servicer's obligations in connection with this Agreement for which the Servicer has performed its obligation to indemnify the Trustee and the Custodian pursuant to Section 6.05, (ii) solely with respect to the Trustee, resulting from any breach of the Responsible Party's obligations in connection with the Responsible Party Agreements for which the Responsible Party has performed its obligation to indemnify the Trustee pursuant to the Responsible Party Agreements, (iii) resulting from any breach of the Master Servicer's obligation hereunder for which the Master Servicer has performed its obligation to indemnify the Trustee and the Custodian pursuant to Sections 9.03 and 9.12 or (iv) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of the Trustee's or the Custodian's duties, as applicable, under this Agreement. This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any expense, disbursement, or advance arising from the Trustee's negligence, bad faith, or willful misfeasance, the Trust Fund shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to:

            (A) the reasonable compensation, expenses, and disbursements of its counsel not associated with the closing of the issuance of the Certificates; and

            (B) the reasonable compensation, expenses, and disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement.

            Except as otherwise provided in this Agreement or a separate letter agreement between the Trustee and the Depositor, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee under this Agreement or for any other expenses incurred by the Trustee; provided, however, no expense shall be reimbursed hereunder if it would not constitute an "unanticipated expense incurred by the REMIC" within the meaning of the REMIC Provisions.

            Section 8.06 Eligibility Requirements for the Trustee. The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause any of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its Affiliates or the Servicer and its Affiliates; provided, however, that such entity cannot be an Affiliate of the Depositor or the Servicer other than the Trustee in its role as successor to the Master Servicer.

            Section 8.07 Resignation and Removal of the Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer, the Securities Administrator, the Custodian and each Rating Agency not less than 60 days before the date specified in such notice, when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section
8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with Section 8.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which shall be delivered to the Trustee, one copy to the Servicer and one copy to the successor trustee.

            The Holders of Certificates entitled to a majority of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to the Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. The successor trustee shall notify each Rating Agency of any removal of the Trustee.

            Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

            Section 8.08 Successor Trustee. Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The Depositor, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

            No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of its acceptance, the successor trustee is eligible under Section 8.06 and its appointment does not adversely affect the then current rating of the Certificates.

            Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

            Section 8.09 Merger or Consolidation of the Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder; provided, that such corporation shall be eligible under Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 8.10 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this
Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider appropriate. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (a) To the extent necessary to effectuate the purposes of this
Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee (as successor Master Servicer) under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

            (b) No trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

            (c) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

            (d) The Trust Fund, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

            Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

            Section 8.11 Tax Matters. It is intended that the assets with respect to which any REMIC election pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Securities Administrator covenants and agrees that it shall act as agent (and the Securities Administrator is hereby appointed to act as agent) on behalf of each Trust REMIC described in the Preliminary Statement and that in such capacity it shall:

            (a) prepare (and the Trustee shall sign) and file in a timely manner, a U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each Trust REMIC described in the Preliminary Statement containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

            (b) within thirty days of the Closing Date, apply for an employer identification number from the Internal Revenue Service via Form SS-4 or any other acceptable method for all tax entities and shall also furnish to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the Holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

            (c) make an election that each of Pooling-Tier REMIC-1, Pooling-Tier REMIC-2, the Lower-Tier REMIC, the Upper-Tier REMIC and the Class X REMIC be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

            (d) prepare and forward to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount using the prepayment assumption (as described in the Prospectus Supplement);

            (e) provide information necessary for the computation of tax imposed on the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee (a "Non-Permitted Transferee"), or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

            (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are Outstanding so as to maintain the status of each Trust REMIC as a REMIC under the REMIC Provisions;

            (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any Trust REMIC created hereunder;

            (h) pay, from the sources specified in the second to last paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on each Trust REMIC before its termination when and as the same shall be due and payable (but such obligation shall not prevent the Securities Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

            (i) cause federal, state or local income tax or information returns to be signed by the Securities Administrator or, if required by applicable tax law, the Trustee or such other Person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

            (j) maintain records relating to each of the Trust REMICs, including the income, expenses, assets, and liabilities thereof on a calendar year basis and on the accrual method of accounting and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

            The Holder of the largest Percentage Interest of the Class R-2 Certificates shall act as Tax Matters Person for Pooling-Tier REMIC-1, the holder of the largest Percentage Interest of the Class R-1 Certificates shall act as the Tax Matters Person for Pooling-Tier REMIC-2, the Lower-Tier REMIC and the Upper-Tier REMIC, and the Holder of the largest Percentage Interest of the Class R-3 Certificates shall act as Tax Matters Person for the Class X REMIC, in each case, within the meaning of Treasury Regulations Section 1.860F-4(d), and the Securities Administrator is hereby designated as agent of such Certificateholders for such purpose (or if the Securities Administrator is not so permitted, such Holder shall be the Tax Matters Person in accordance with the REMIC Provisions). In such capacity, the Securities Administrator shall, as and when necessary and appropriate, represent any Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

            The Securities Administrator shall treat the rights of the Class P Certificateholders to receive Prepayment Premiums, the rights of the Class X Certificateholders to receive amounts from the Excess Reserve Fund Account and the Supplemental Interest Trust (subject to the obligation to pay Basis Risk Carry Forward Amounts, without duplication, and Upper-Tier Carry Forward Amounts) and the rights of the LIBOR Certificateholders to receive Basis Risk Carry Forward Amounts and, without duplication, Upper-Tier Carry Forward Amounts as the beneficial ownership of interests in a grantor trust and not as obligations of any Trust REMIC created hereunder, for federal income tax purposes. The Securities Administrator shall file or cause to be filed with the Internal Revenue Service Form 1041 or such other form as may be applicable and shall furnish or cause to be furnished, to the Class P, Class X Certificateholders and the LIBOR Certificateholders, the respective amounts described above that are received, in the time or times and in the manner required by the Code.

            To enable the Securities Administrator to perform its duties under this Agreement, the Depositor shall provide to the Securities Administrator within ten days after the Closing Date all information or data that the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Certificates and the Mortgage Loans. Moreover, the Depositor shall provide information to the Securities Administrator concerning the value, if any, to each Class of LIBOR Certificates of the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and Basis Risk Carry Forward Amounts or Upper-Tier Carry Forward Amounts from the Supplemental Interest Trust. Thereafter, the Depositor shall provide to the Securities Administrator promptly upon written request therefor any additional information or data that the Securities Administrator may, from time to time, reasonably request to enable the Securities Administrator to perform its duties under this Agreement; provided, however, that the Depositor shall not be required to provide any information regarding the Mortgage Loans after the Closing Date or any information that the Servicer is required to provide to the Securities Administrator pursuant to this Agreement. The Depositor hereby indemnifies the Securities Administrator for any losses, liabilities, damages, claims, or expenses of the Securities Administrator arising from any errors or miscalculations of the Securities Administrator that result from any failure of the Depositor to provide, pursuant to this paragraph, accurate information or data to the Securities Administrator on a timely basis.

            None of the Master Servicer, the Securities Administrator or the Trustee shall (i) cause the creation of any interests in any Trust REMIC other than the regular and residual interests set forth in the Preliminary Statement,
(ii) receive any amount representing a fee or other compensation for services (except as otherwise permitted by this Agreement) or (iii) otherwise knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any Trust REMIC as a REMIC or (ii) result in the imposition of a tax upon any Trust REMIC or the Trust Fund (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, or the tax on "net income from foreclosure property") unless the Securities Administrator receives an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, at the expense of the Trust Fund, but in no event at the expense of the Securities Administrator) to the effect that the contemplated action will not, with respect to the Trust Fund, result in the imposition of a tax upon any Trust REMIC created hereunder or endanger the status of any Trust REMIC.

            If any tax is imposed on "prohibited transactions" of any Trust REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of the Pooling-Tier REMIC-1 as defined in Section 860G(c) of the Code, on any contribution to any Trust REMIC after the Start-up Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, if applicable, any minimum tax imposed on any Trust REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Master Servicer, the Trustee or the Securities Administrator, as applicable, if such tax arises out of or results from negligence of the Master Servicer, the Trustee or the Securities Administrator, as applicable, in the performance of any of its obligations under this Agreement, (ii) the Servicer, in the case of any such minimum tax, and otherwise if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement, (iii) the Purchaser if such tax arises out of or results from the Purchaser's obligation to repurchase a Mortgage Loan pursuant to Section 2.03, or (iv) in all other cases, or if the Trustee, the Master Servicer, the Securities Administrator, the Servicer or the Purchaser fails to honor its obligations under the preceding clause (i), (ii), or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 4.02(a).

            For as long as each Trust REMIC shall exist, the Securities Administrator shall act in accordance with this Agreement and shall comply with any directions of the Depositor or the Servicer as provided herein so as to assure such continuing treatment. The Securities Administrator shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans unless pursuant to a repurchase or substitution in accordance with this Agreement, or of any investment of deposits in an Account, and (b) accept any contribution to any Trust REMIC after the Startup Day without receipt of a REMIC Opinion.

            Section 8.12 Periodic Filings. (a) As part of the Form 10-K required to be filed pursuant to paragraph (c) of this Section 8.12, the Master Servicer shall include the Servicer's annual statement of compliance, and each such accountant's report, as well as a report of any significant deficiencies relating to the Servicer's performance of its obligations under this Agreement.

            (b) The Master Servicer shall reasonably cooperate with the Depositor to enable the Trust to satisfy its reporting requirements under the Exchange Act. The Master Servicer shall prepare on behalf of the Trust any Forms 8-K (or other comparable required Form containing the same or comparable information or other information mutually agreed upon) and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations promulgated thereunder, and the Master Servicer shall sign and file (via the Securities and Exchange Commission's Electronic Data Gathering and Retrieval System) such forms on behalf of the Trust.

            (c) Each Form 8-K shall be filed by the Master Servicer within 15 days after each Distribution Date and shall include a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto. On or prior to March 30th of each year beginning in March 2006 (or such earlier date as may be required by the Exchange Act and the rules and regulations promulgated thereunder), the Master Servicer shall file a Form 10-K, in substance as required by applicable law or applicable Securities and Exchange Commission staff's interpretations. Such Form 10-K shall include as exhibits the annual statements of compliance, the accountant's reports, any report of significant deficiencies relating to the Servicer's performance of its obligations under this Agreement described in paragraph (a) of this Section 8.12 and any other exhibits that may be required as a result of any new rules adopted by the Securities and Exchange Commission, in each case to the extent they have been timely delivered to the Master Servicer. In accordance with the Exchange Act and the rules and regulations promulgated thereunder, if such exhibits are not so timely delivered, the Master Servicer shall (i) file the balance of the Form 10-K, indicating on the cover page thereof which of such exhibits are omitted, and (ii) no later than one Business Day after the due date for Form 10-K, file a Form 12b-25, notifying the Securities and Exchange Commission of its inability to timely file all or any required portion of Form 10-K. No later than the fifteenth calendar day after the due date for Form 10-K, the Master Servicer shall, to the extent in its possession, file such exhibits with the Securities and Exchange Commission. If the Master Servicer has not received such exhibits by the tenth calendar day after such due date, the Master Servicer shall notify the Depositor. The Master Servicer shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Master Servicer's inability or failure to obtain any information not resulting from its own negligence, bad faith or willful misconduct. Each Form 10-K shall also include a certification in the form attached hereto as Exhibit O or in such other form as may be required by Rules 13a-14 and 15d-14 under the Exchange Act, as applicable, and any existing or future directives or interpretations thereof or rules subsequently adopted by the Securities and Exchange Commission (the "Certification"), which Certification shall be signed by a Master Servicing Officer.

            (d) Upon any filing with the Securities and Exchange Commission, the Securities Administrator shall promptly deliver to the Depositor a copy of any such executed report, statement or information.

            (e) Prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall file a Form 15 Suspension Notification with respect to the Trust unless instructed in writing by the Depositor not to do so.

            Section 8.13 Tax Treatment of Upper-Tier Carry Forward Amounts and Basis Risk Carry Forward Amounts. The Securities Administrator shall treat the rights that each Class of LIBOR Certificates has to receive payments of Upper-Tier Carry Forward Amounts and, to the extent not paid from the Excess Reserve Fund Account, Basis Risk Carry Forward Amounts from the Supplemental Interest Trust (together with Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account) as rights to receive payments under a limited recourse interest rate cap contract written by the Class X Certificateholders in favor of each such Class. Accordingly, each Class of Certificates (excluding the Class X, Class P and Class R Certificates) will be comprised of two components - an Upper-Tier Regular Interest and an interest in an interest rate cap contract, and the Class X Certificate will be comprised of four components - two Upper-Tier Regular Interests (the Class X Interest and the Class IO Interest), ownership of the Excess Reserve Fund Account, subject to an obligation to pay Basis Risk Carry Forward Amounts, and ownership of the Supplemental Interest Trust and the Interest Rate Swap Agreement, subject to the obligation to pay Upper-Tier Carry Forward Amounts and, without duplication, Basis Risk Carry Forward Amounts. The Securities Administrator shall allocate the issue price for a Class of LIBOR Certificates among the respective components for purposes of determining the issue price of the Upper-Tier Regular Interest component based on information received from the Depositor. Unless otherwise advised by the Depositor in writing, for federal income tax purposes, the Securities Administrator is hereby directed to assign a value of zero to the right of each Holder of a LIBOR Certificate to receive the related Upper-Tier Carry Forward Amounts and, without duplication, the related Basis Risk Carry Forward Amount for purposes of allocating the purchase price of an initial LIBOR Certificateholder between such right and the related Upper-Tier Regular Interest.

            Holders of LIBOR Certificates shall also be treated as having agreed to pay, on each Distribution Date, to the Holders of the Class X Certificates an aggregate amount equal to the excess, if any, of (i) Net Swap Payments and Swap Termination Payments (other than Defaulted Swap Termination Payments) over (ii) the sum of amounts payable on the Class X Interest available for such payments and amounts payable on the Class IO Interest (such excess, a "Class IO Shortfall"), first from interest and then from principal distributable on the LIBOR Certificates. A Class IO Shortfall payable from interest collections shall be allocated pro rata among such LIBOR Certificates based on the amount of interest otherwise payable to such Class of LIBOR Certificates, and a Class IO Shortfall payable from principal collections shall be allocated in reverse sequential order beginning with the most subordinate Class of LIBOR Certificates then Outstanding.

            Any payments of Class IO Shortfalls shall be treated for tax purposes as having been received by the Holders of such Class of LIBOR Certificates in respect of the corresponding Upper-Tier Regular Interest and as having been paid by such Holders to the Holders of the Class X Certificates through the Supplemental Interest Trust.

            Section 8.14 Custodial Responsibilities. (a) The Custodian shall provide access to the Mortgage Loan Documents in possession of the Custodian regarding the related Mortgage Loans and REO Property and the servicing thereof to the Trustee, the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Custodian. The Custodian shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at the expense of the person requesting such access.

            (b) The Custodian may resign from its obligations hereunder upon 60 days' prior written notice to the Trustee, the Depositor, the Securities Administrator and the Servicer. Such resignation shall take effect upon (i) the appointment of a successor Custodian reasonably acceptable to the Depositor within such 60 day period; and (ii) delivery of all Mortgage Loan Files to the successor Custodian. The Trustee shall have the right, but not the obligation, to become the successor Custodian. If no successor Custodian is appointed within 60 days after written notice of the Custodian's resignation is received by the Trustee, the Custodian may petition a court of competent jurisdiction to appoint a successor Custodian.

            Upon such resignation and appointment of successor Custodian, the Custodian shall, at the Custodian's expense, promptly transfer to the successor Custodian, as directed in writing by the Trustee, all applicable Mortgage Files being administered under this Agreement. Notwithstanding the foregoing, the Trust Fund, not the Custodian, shall bear the costs relating to the transfer of Mortgage Files if the Custodian shall resign with cause (including the Custodian's resignation due to the failure of the Custodian to be paid all fees due to such Custodian hereunder).

            Section 8.15 Limitations on Custodial Responsibilities.

            (a) The Custodian shall be under no duty or obligation to inspect, review or examine the Mortgage Files to determine that the contents thereof are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

            (b) The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian's compensation or for reimbursement of expenses.

            (c) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy, perfection or priority of any lien upon or security interest in any Mortgage File.

            (d) The duties and obligations of the Custodian shall only be such as are expressly set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns. In the event that any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

            (e) The Custodian makes no representations and shall have no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of any of the Mortgage Loans, and shall not be required to and shall not make any representations as to the validity, value or genuineness of the Mortgage Loans.

            (f) The Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection therewith, except in the case of its negligent performance or omission or its bad faith or willful misfeasance.

            (g) The Custodian shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any document in the Mortgage File or of any Mortgage Loans or
(ii) the collectability, insurability, effectiveness including the authority or capacity of any Person to execute or issue any document in the Mortgage File, or suitability of any Mortgage Loans.

            (h) The Custodian shall have no obligation to verify the receipt of any such documents the existence of which was not made known to the Custodian by receipt of the Mortgage File.

            (i) The Custodian shall have no obligation to determine whether the recordation of any document is necessary.

            (j) In no event shall the Custodian or its directors, affiliates, officers, agents, and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

            (k) In order to comply with its duties under the USA Patriot Act of 2001, the Custodian shall obtain and verify certain information and documentation from the other parties to this Agreement including, but not limited to, each such party's name, address and other identifying information.

            Any Person into which the Custodian may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Custodian shall be a party, or any person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto anything herein to the contrary notwithstanding.

                                   ARTICLE IX

                      ADMINISTRATION OF THE MORTGAGE LOANS
                             BY THE MASTER SERVICER

            Section 9.01 Duties of the Master Servicer; Enforcement of Servicer's Obligations. (a) The Master Servicer, on behalf of the Trustee, the Securities Administrator, the Depositor and the Certificateholders, shall monitor the performance of the Servicer's obligations under this Agreement, and (except as set forth below) shall use its reasonable good faith efforts to cause the Servicer to duly and punctually perform its duties and obligations hereunder. Upon the occurrence of an Event of Default of which a Responsible Officer of the Master Servicer has actual knowledge, the Master Servicer shall promptly notify the Securities Administrator and the Trustee and shall specify in such notice the action, if any, the Master Servicer plans to take in respect of such default. So long as an Event of Default shall occur and be continuing, the Master Servicer shall take the actions specified in Article VII.

            If (i) the Servicer reports a delinquency on a monthly report and
(ii) the Servicer, by 11 a.m. (New York Time) on the related Remittance Date, neither makes an Advance nor provides the Securities Administrator and the Master Servicer with an Officer's Certificate certifying that such an Advance would be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, then the Master Servicer shall deposit in the Distribution Account not later than the Business Day immediately preceding the related Distribution Date an Advance in an amount equal to the difference between (x) with respect to each Monthly Payment due on a Mortgage Loan that is delinquent (other than Relief Act Interest Shortfalls) and for which the Servicer was required to make an Advance pursuant to this Agreement and (y) amounts deposited in the Collection Account to be used for Advances with respect to such Mortgage Loan, except to the extent the Master Servicer determines any such Advance to be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance. Subject to the foregoing and
Section 7.02, the Master Servicer shall continue to make such Advances for so long as the Servicer is required to do so under this Agreement. If applicable, on the Business Day immediately preceding the Distribution Date, the Master Servicer shall deliver an Officer's Certificate to the Trustee stating that the Master Servicer elects not to make an Advance in a stated amount and detailing the reason(s) it deems the Advance to be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance. Any amounts deposited by the Master Servicer pursuant to this Section 9.01 shall be net of the Servicing Fee for the related Mortgage Loans.

            (b) The Master Servicer shall pay the costs of monitoring the Servicer as required hereunder (including costs associated with (i) termination of the Servicer, (ii) the appointment of a successor servicer or (iii) the transfer to and assumption of, the servicing by the Master Servicer) and shall, to the extent permitted hereunder, seek reimbursement therefor initially from the terminated Servicer. In the event the full costs associated with the transition of servicing responsibilities to the Master Servicer are not paid for by the predecessor or successor Servicer (provided such successor Servicer is not the Master Servicer), the Master Servicer may be reimbursed therefor by the Trust for out-of-pocket costs incurred by the Master Servicer associated with any such transfer of servicing duties from the Servicer to the Master Servicer or any other successor servicer.

            (c) If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of the Servicer it replaces or for any errors or omissions of the Servicer.

            (d) Neither the Depositor nor the Securities Administrator shall consent to the assignment by the Servicer of the Servicer's rights and obligations under this Agreement without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

            Section 9.02 Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, directors, employees and other Persons acting on such Master Servicer's behalf, and covering errors and omissions in the performance of the Master Servicer's obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

            Section 9.03 Representations and Warranties of the Master Servicer.
(a) The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator, the Custodian and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

            (i) it is a national banking association validly existing and in good standing under the laws of the United States of America, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

            (ii) the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer's charter or bylaws,
      (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer's ability to perform its obligations under this Agreement;

            (iii) this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

            (iv) the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

            (v) the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

            (vi) no litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

            (vii) [Reserved];

            (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

            (ix) the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

            (b) [Reserved]

            (c) It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. The Master Servicer shall indemnify the Depositor, Securities Administrator, the Custodian, the Trustee and the Trust and hold them harmless against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other reasonable costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer's representations and warranties contained in Section 9.03(a) above. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this
Section 9.03 to indemnify the Depositor, the Securities Administrator, the Custodian, the Trustee and the Trust constitutes the sole remedy of the Depositor, the Securities Administrator, the Custodian, the Trustee and the Trust, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder and any termination of this Agreement.

            Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer, Securities Administrator, the Custodian or the Trustee or notice thereof by any one of such parties to the other parties.

            Section 9.04 Master Servicer Events of Default. Each of the following shall constitute a "Master Servicer Event of Default":

            (a) any failure by the Master Servicer to deposit in the Distribution Account any payment received by it from the Servicer or required to be made by the Master Servicer under the terms of this Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by any other party hereto;

            (b) failure by the Master Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Agreement which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and Trustee by the holders of Certificates evidencing at least 25% of the Voting Rights;

            (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

            (d) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or relating to all or substantially all of its property;

            (e) the Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations for three (3) Business Days;

            (f) except as otherwise set forth herein, the Master Servicer attempts to assign this Agreement or its responsibilities hereunder or to delegate its duties hereunder (or any portion thereof) without the consent of the Securities Administrator, the Trustee and the Depositor; or

            (g) the indictment of the Master Servicer for the taking of any action by the Master Servicer, any Affiliate or any director or employee thereof that constitutes fraud or criminal activity in the performance of its obligations under this Agreement, in each case, where such indictment materially and adversely affects the ability of the Master Servicer to perform its obligations under this Agreement (subject to the condition that such indictment is not dismissed within ninety (90) days).

            In each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, in addition to whatever rights the Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Trustee, by notice in writing to the Master Servicer, may, and upon the request of the Holders of Certificates representing at least 51% of the Voting Rights shall, terminate with cause all the rights and obligations of the Master Servicer under this Agreement.

            Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, shall pass to and be vested in any successor master servicer appointed hereunder which accepts such appointments. Upon written request from the Trustee or the Depositor, the Master Servicer shall prepare, execute and deliver to the successor entity designated by the Trustee any and all documents and other instruments related to the performance of its duties hereunder as the Master Servicer and, place in such successor's possession all such documents with respect to the master servicing of the Mortgage Loans and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, at the Master Servicer's sole expense. The Master Servicer shall cooperate with the Trustee and such successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor master servicer for administration by it of all cash amounts which shall at the time be credited to the Distribution Account or are thereafter received with respect to the Mortgage Loans.

            All reasonable out-of-pocket costs and expenses incurred by the Trustee in connection with the transfer of servicing from a terminated Master Servicer, including, without limitation, any such costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Trustee to correct any errors or insufficiencies in the servicing data or otherwise to enable the Trustee (or any successor Master Servicer appointed pursuant to Section 9.06) to master service shall be paid by the terminated Master Servicer; provided, however, that to the extent not previously reimbursed by the terminated Master Servicer, such fees and expenses shall be payable to the Trustee pursuant to Section 8.05.

            Section 9.05 Waiver of Default. By a written notice, the Trustee may with the consent of a Holders of Certificates evidencing at least 51% of the Voting Rights waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

            Section 9.06 Successor to the Master Servicer. Upon termination of the Master Servicer's responsibilities and duties under this Agreement, the Trustee shall appoint or may petition any court of competent jurisdiction for the appointment of a successor, which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Master Servicer under this Agreement prior to the termination of the Master Servicer. Any successor shall be a Fannie Mae and Freddie Mac approved servicer in good standing and acceptable to the Depositor and the Rating Agencies. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that in no event shall the Master Servicing Fee paid to such successor master servicer exceed that paid to the Master Servicer hereunder. In the event that the Master Servicer's duties, responsibilities and liabilities under this Agreement are terminated, the Master Servicer shall continue to discharge its duties and responsibilities hereunder until the effective date of such termination with the same degree of diligence and prudence which it is obligated to exercise under this Agreement and shall take no action whatsoever that might impair or prejudice the rights of its successor. The termination of the Master Servicer shall not become effective until a successor shall be appointed pursuant hereto and shall in no event (i) relieve the Master Servicer of responsibility for the representations and warranties made pursuant to Section 9.03(a) hereof and the remedies available to the Trustee under Section 9.03(b) hereof, it being understood and agreed that the provisions of Section 9.03 hereof shall be applicable to the Master Servicer notwithstanding any such sale, assignment, resignation or termination of the Master Servicer or the termination of this Agreement; or (ii) affect the right of the Master Servicer to receive payment and/or reimbursement of any amounts accruing to it hereunder prior to the date of termination (or during any transition period in which the Master Servicer continues to perform its duties hereunder prior to the date the successor master servicer fully assumes its duties).

            If no successor Master Servicer has accepted its appointment within 90 days of the time the Trustee receives the resignation of the Master Servicer, the Trustee shall be the successor Master Servicer in all respects under this Agreement and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto, including the obligation to make Advances; provided, however, that any failure to perform any duties or responsibilities caused by the Master Servicer's failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. In the Trustee's capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation therefor, the Trustee shall be entitled to receive the compensation, reimbursement and indemnities otherwise payable to the Master Servicer, including the fees and other amounts payable pursuant to Section 9.07 hereof.

            Any successor master servicer appointed as provided herein, shall execute, acknowledge and deliver to the Master Servicer and to the Trustee an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 9.03 hereof, and whereupon such successor shall become fully vested with all of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Master Servicer or termination of this Agreement shall not affect any claims that the Trustee may have against the Master Servicer arising out of the Master Servicer's actions or failure to act prior to any such termination or resignation or in connection with the Trustee's assumption of such obligations, duties and responsibilities.

            Upon a successor's acceptance of appointment as such, the Master Servicer shall notify by mail the Trustee of such appointment.

            Section 9.07 Compensation of the Master Servicer. As compensation for its activities under this Agreement, the Master Servicer shall be paid the Master Servicing Fee and shall be entitled to the investment income earned on amounts in the Distribution Account during the Securities Administrator Float Period.

            Section 9.08 Merger or Consolidation. Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall (i) be a Person (or have an Affiliate) that is qualified and approved to service mortgage loans for Fannie Mae and Freddie Mac (provided further that a successor Master Servicer that satisfies subclause (i) through an Affiliate agrees to service the Mortgage Loans in accordance with all applicable Fannie Mae and Freddie Mac guidelines) and (ii) have a net worth of not less than $25,000,000.

            Section 9.09 Resignation of the Master Servicer. Except as otherwise provided in Sections 9.08 and 9.10 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer's duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer satisfactory to the Trustee and the Depositor shall have assumed, the Master Servicer's responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer to the Depositor and the Trustee.

            If at any time, Wells Fargo Bank, N.A., as Master Servicer, resigns under this Section 9.09, or is removed as Master Servicer pursuant to Section 9.04, then at such time Wells Fargo Bank, N.A. shall also resign (and shall be entitled to resign) as Securities Administrator under this Agreement.

            Section 9.10 Assignment or Delegation of Duties by the Master Servicer. Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer; provided, however, that the Master Servicer shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder. Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer but in no event shall the fee payable to the successor master servicer exceed that payable to the predecessor master servicer.

            Section 9.11 Limitation on Liability of the Master Servicer. Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee, Securities Administrator, the Servicer or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties as Master Servicer with respect to the Mortgage Loans under this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom, shall be liabilities of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account in accordance with the provisions of Section 9.07 and Section 9.12.

            The Master Servicer shall not be liable for any acts or omissions of the Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful malfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the performance of the obligations of the Servicer as required under this Agreement.

            Section 9.12 Indemnification; Third Party Claims. The Master Servicer agrees to indemnify the Depositor, Securities Administrator, the Custodian, the Trustee and the Trust, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator, the Custodian, the Trustee or the Trust may sustain as a result of the Master Servicer's willful malfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, Securities Administrator, the Custodian and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans which would entitle the Depositor, the Securities Administrator, the Custodian, the Trustee or the Trust to indemnification under this Section 9.12, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

            The Master Servicer agrees to indemnify and hold harmless the Trustee from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses (including reasonable attorneys' fees) that the Trustee may sustain as a result of such liability or obligations of the Master Servicer and in connection with the Trustee's assumption (not including the Trustee's performance, except to the extent that costs or liability of the Trustee are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer's obligations, duties or responsibilities under this Agreement.

            The Trust will indemnify the Master Servicer and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Master Servicer may incur or sustain in connection with, arising out of or related to this Agreement or the Certificates, except to the extent that any such loss, liability or expense is related to (i) a material breach of the Master Servicer's representations and warranties in this Agreement, (ii) resulting from any breach of the Servicer's obligations in connection with this Agreement for which the Servicer has performed its obligation to indemnify the Trustee and the Custodian pursuant to Section 6.05,
(iii) resulting from any breach of the Responsible Party's obligations in connection with the Responsible Party Agreements for which the Responsible Party has performed its obligation to indemnify the Master Servicer pursuant to the Responsible Party Agreements or (ii) the Master Servicer's willful malfeasance, bad faith or negligence or by reason of its reckless disregard of its duties and obligations under this Agreement; provided that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). The Master Servicer shall be entitled to reimbursement for any such indemnified amount from funds on deposit in the Distribution Account.

            Section 9.13 Annual Statement as to Compliance. The Master Servicer will deliver or cause to be delivered to the Depositor, the Securities Administrator, the Rating Agencies and the Trustee on or before March 15 of each calendar year, commencing in 2006, an Officer's Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of performance under this Agreement or a similar agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof.

                                    ARTICLE X

                     CONCERNING THE SECURITIES ADMINISTRATOR

            Section 10.01 Duties of Securities Administrator. The Securities Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

            The Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Securities Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Securities Administrator shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Securities Administrator shall notify the Certificateholders of such non conforming instrument in the event the Securities Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

            No provision of this Agreement shall be construed to relieve the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) the duties and obligations of the Securities Administrator shall be determined solely by the express provisions of this Agreement, the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Securities Administrator and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Securities Administrator and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (ii) the Securities Administrator shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Securities Administrator, unless it shall be conclusively determined by a court of competent jurisdiction, such determination no longer subject to appeal, that the Securities Administrator was negligent in ascertaining the pertinent facts;

            (iii) the Securities Administrator shall not be liable with respect to any action or inaction taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Securities Administrator, or exercising or omitting to exercise any trust or power conferred upon the Securities Administrator under this Agreement; and

            (iv) the Securities Administrator shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer or the Trustee.

            Section 10.02 Certain Matters Affecting the Securities Administrator. Except as otherwise provided in Section 10.01:

            (i) the Securities Administrator may request and conclusively rely upon and shall be fully protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Securities Administrator shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

            (ii) the Securities Administrator may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) the Securities Administrator shall not be liable for any action or inaction taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) the Securities Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Securities Administrator, not reasonably assured to the Securities Administrator by the security afforded to it by the terms of this Agreement, the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to so proceeding. Nothing in this clause (iv) shall derogate from the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors, provided that the Master Servicer shall have no liability for disclosure required by this Agreement;

            (v) the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and the Securities Administrator shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Securities Administrator with due care;

            (vi) the Securities Administrator shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement;

            (vii) the Securities Administrator shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Securities Administrator reasonable security or indemnity satisfactory to the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby; and

            (viii) the Securities Administrator shall have no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Securities Administrator may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Securities Administrator shall be entitled to be reimbursed therefor out of the Collection Account.

            The Securities Administrator shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing thereof, (B) to see to the provision of any insurance or (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account.

            Section 10.03 Securities Administrator Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Transferor, as the case may be, and the Securities Administrator assumes no responsibility for their correctness. The Securities Administrator makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Securities Administrator's execution and authentication of the Certificates. The Securities Administrator shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Master Servicer.

            Section 10.04 Securities Administrator May Own Certificates. The Securities Administrator in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the parties hereto and their Affiliates with the same rights as it would have if it were not the Securities Administrator.

            Section 10.05 Securities Administrator's Fees and Expenses. As compensation for its activities under this Agreement, the Securities Administrator shall be paid by the Master Servicer from the Master Servicer's own funds from compensation received in its capacity as Master Servicer. The Securities Administrator and any director, officer, employee, agent or "control person" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange of 1934, as amended ("Control Person"), of the Securities Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Mortgage Loans or (c) the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder, (ii) incurred in connection with the performance of any of the Securities Administrator's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Securities Administrator's duties hereunder or (iii) incurred by reason of any action of the Securities Administrator taken at the direction of the Certificateholders, provided that any such loss, liability or expense constitutes an "unanticipated expense incurred by the REMIC" within the meaning of Treasury Regulations Section 1.860G-1(b)(3)(ii). Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Securities Administrator hereunder. Without limiting the foregoing, and except for any such expense, disbursement or advance as may arise from the Securities Administrator's negligence, bad faith or willful misconduct, or which would not be an "unanticipated expense" within the meaning of the second preceding sentence, the Securities Administrator shall be reimbursed by the Trust for all reasonable expenses, disbursements and advances incurred or made by the Securities Administrator in accordance with any of the provisions of this Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer, appraiser or other agent that is not regularly employed by the Securities Administrator, to the extent that the Securities Administrator must engage such Persons to perform acts or services hereunder and
(C) printing and engraving expenses in connection with preparing any Definitive Certificates. The Trust shall fulfill its obligations under this paragraph from amounts on deposit from time to time in the Distribution Account.

            The Securities Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

            Section 10.06 Eligibility Requirements for Securities Administrator. The Securities Administrator hereunder shall at all times be a corporation or association organized and doing business under the laws the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating of at least investment grade. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 10.06, the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof. The entity serving as Securities Administrator may have normal banking and trust relationships with the Depositor and its affiliates or the Trustee and its affiliates.

            Any successor Securities Administrator (i) may not be an originator, the Master Servicer, the Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator functions are operated through an institutional trust department of the Securities Administrator, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, and (iii) must be rated at least "A/F1" by Fitch, if Fitch is a Rating Agency, or the equivalent rating by Standard & Poor's or Moody's. If no successor Securities Administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to Section 10.07, then the Trustee may (but shall not be obligated to) become the successor Securities Administrator. The Depositor shall appoint a successor to the Securities Administrator in accordance with Section 10.07. The Trustee shall notify the Rating Agencies of any change of Securities Administrator.

            Section 10.07 Resignation and Removal of Securities Administrator. The Securities Administrator may at any time resign by giving written notice of resignation to the Depositor and the Trustee and each Rating Agency not less than 60 days before the date specified in such notice when, subject to Section 10.08, such resignation is to take effect, and acceptance by a successor Securities Administrator in accordance with Section 10.08 meeting the qualifications set forth in Section 10.06. If no successor Securities Administrator meeting such qualifications shall have been so appointed by the Depositor and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator.

            If at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Securities Administrator shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Securities Administrator or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different Securities Administrator, then the Depositor may remove the Securities Administrator and appoint a successor Securities Administrator by written instrument, in triplicate, one copy of which instrument shall be delivered to the Securities Administrator so removed, one copy of which shall be delivered to the Master Servicer and one copy to the successor Securities Administrator.

            The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Securities Administrator and appoint a successor Securities Administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys in fact duly authorized, one complete set of which instruments shall be delivered by the successor Securities Administrator to the Trustee, one complete set to the Securities Administrator so removed and one complete set to the successor so appointed. Notice of any removal of the Securities Administrator shall be given to each Rating Agency by the successor Securities Administrator.

            Any resignation or removal of the Securities Administrator and appointment of a successor Securities Administrator pursuant to any of the provisions of this Section 10.07 shall become effective upon acceptance by the successor Securities Administrator of appointment as provided in Section 10.08 hereof.

            Notwithstanding the foregoing, if at any time the Securities Administrator resigns pursuant to Section 9.09, the Trustee shall be authorized to appoint, with the Depositor's consent, a successor Securities Administrator concurrently with the appointment of a successor Master Servicer.

            Section 10.08 Successor Securities Administrator. Any successor Securities Administrator (which may be the Trustee) appointed as provided in
Section 10.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor, the Securities Administrator and the Trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor Securities Administrator shall become effective and such successor Securities Administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Securities Administrator herein. The Depositor, the Trustee, the Master Servicer and the predecessor Securities Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor Securities Administrator all such rights, powers, duties, and obligations.

            No successor Securities Administrator shall accept appointment as provided in this Section 10.08 unless at the time of such acceptance such successor Securities Administrator shall be eligible under the provisions of
Section 10.06 hereof and its appointment shall not adversely affect the then current rating of the Certificates, as confirmed in writing by each Rating Agency.

            Upon acceptance by a successor Securities Administrator of appointment as provided in this Section 10.08, the Depositor shall mail notice of the succession of such Securities Administrator hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance by the successor Securities Administrator of appointment, the successor Securities Administrator shall cause such notice to be mailed at the expense of the Depositor.

            Section 10.09 Merger or Consolidation of Securities Administrator. Any corporation or other entity into which the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or other entity resulting from any merger, conversion or consolidation to which the Securities Administrator shall be a party, or any corporation or other entity succeeding to the business of the Securities Administrator, shall be the successor of the Securities Administrator hereunder, provided that such corporation or other entity shall be eligible under the provisions of Section
10.06 hereof, without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 10.10 Assignment or Delegation of Duties by the Securities Administrator. Except as expressly provided herein, the Securities Administrator shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Securities Administrator; provided, however, that the Securities Administrator shall have the right with the prior written consent of the Depositor (which shall not be unreasonably withheld or delayed), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Securities Administrator hereunder. Notice of such permitted assignment shall be given promptly by the Securities Administrator to the Depositor and the Trustee. If, pursuant to any provision hereof, the duties of the Securities Administrator are transferred to a successor securities administrator, the entire compensation payable to the Securities Administrator pursuant hereto shall thereafter be payable to such successor securities administrator but in no event shall the fee payable to the successor securities administrator exceed that payable to the predecessor securities administrator.

                                   ARTICLE XI

                                   TERMINATION

            Section 11.01 Termination upon Liquidation or Purchase of the Mortgage Loans. Subject to Section 11.02 and Section 11.03, the obligations and responsibilities of the Depositor, the Master Servicer, the Servicer, the Securities Administrator, the Custodian and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase, on the Optional Termination Date, of all Mortgage Loans (and REO Properties) at the price equal to the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate, (ii) the lesser of
(x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Person electing to terminate the Trust Fund (or in the case of the Servicer, acting at the direction of the Majority Class C Certificateholder, selected by the Majority Class C Certificateholder), at the expense of such Person (or in the case of the Servicer, acting at the direction of the Majority Class C Certificateholder, the Majority Class C Certificateholder), plus accrued and unpaid interest on the related Mortgage Loan at the applicable Mortgage Interest Rates and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate, and (iii) any Swap Termination Payment owed to the Swap Provider (as provided to the Securities Administrator by the Swap Provider pursuant to the Interest Rate Swap Agreement) ("Termination Price") and
(b) the later of (i) the maturity or other Liquidation Event (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof.

            Section 11.02 Final Distribution on the Certificates. If on any Remittance Date, the Servicer notifies the Securities Administrator that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Account, the Servicer shall direct the Securities Administrator promptly to send a Notice of Final Distribution to each Certificateholder and the Swap Provider. If the Servicer (at the direction of the Majority Class C Certificateholder), or the Master Servicer or the Servicer, individually, elects to terminate the Trust Fund pursuant to clause (a) of
Section 11.01, by the 25th day of the month preceding the month of the final distribution, the Person electing to terminate the Trust Fund shall notify the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee of the date the electing Person intends to terminate the Trust Fund and of the applicable Termination Price of the Mortgage Loans and REO Properties. The Servicer, when acting at the direction of the Majority Class C Certificateholder, shall be entitled to reasonably rely on a representation from the Majority Class C Certificateholder that it is the Majority Class C Certificateholder and is entitled under this Agreement to direct the Servicer to terminate the Trust Fund.

            A Notice of Final Distribution, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to Certificateholders mailed not later than the 15th day of the month of such final distribution. Any such Notice of Final Distribution shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Securities Administrator will give such Notice of Final Distribution to each Rating Agency at the time such Notice of Final Distribution is given to Certificateholders.

            In the event such Notice of Final Distribution is given and the Person electing to terminate the Trust Fund is the Servicer (at the direction of the Majority Class C Certificateholder), the Majority Class C Certificateholder shall remit the applicable Termination Price in immediately available funds to the Servicer at least two Business Days prior to the applicable Distribution Date, and, upon receipt of such funds from the Majority Class C Certificateholder, the Servicer shall promptly deposit such funds in the Collection Account. During the time such funds are held in the Collection Account, such funds shall be invested, at the direction of the Majority Class C Certificateholder, in Permitted Investments, and the Majority Class C Certificateholder shall be entitled to all income from such investments, and shall be responsible for, and shall reimburse the Servicer for all losses from such investments. The Majority Class C Certificateholder shall be obligated to reimburse the Servicer for its reasonable out-of-pocket expenses incurred in connection with its termination of the Trust Fund at the direction of the Majority Class C Certificateholder and shall indemnify and hold harmless the Servicer for any losses, liabilities or expenses resulting from any claims directly resulting from or relating to the Servicer's termination of the Trust Fund at the direction of the Majority Class C Certificateholder except to the extent such losses, liabilities or expenses arise out of or result from the Servicer's negligence, bad faith or willful misconduct. In the event such Notice of Final Distribution is given and the Person electing to terminate the Trust Fund is the Servicer, the Servicer shall deposit the Termination Price in the Collection Account at least two Business Days prior to the applicable Distribution Date. During the time such funds are held in the Collection Account, such funds may be invested by the Servicer in accordance with Section
3.12. In connection with any such termination of the Trust Fund, the Servicer shall cause all funds in the Collection Account, including the applicable Termination Price for the Mortgage Loans and REO Properties, to be remitted to the Master Servicer for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date. In the event such Notice of Final Distribution is given and the Person electing to terminate the Trust Fund is the Master Servicer, the Master Servicer shall deposit the Termination Price in the Distribution Account on the Business Day prior to the applicable Distribution Date. Upon such final deposit with respect to the Trust Fund and the receipt by the Custodian of a Request for Release therefor (certifying as to such deposit), the Custodian shall promptly release to the Person electing to terminate the Trust Fund, or its designee, the Custodial Files for the Mortgage Loans.

            Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Certificateholders of each Class (after reimbursement of all amounts due to the Servicer (including all unreimbursed Advances and any Servicing Fees accrued and unpaid as of the date the Termination Price is paid), the Master Servicer, the Securities Administrator, the Depositor and the Trustee hereunder), in each case on the final Distribution Date and in the order set forth in Section 4.02, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount up to an amount equal to (i) as to each Class of Regular Certificates (except the Class X Certificates), the Certificate Balance thereof plus for each such Class and the Class X Certificates accrued interest thereon in the case of an interest bearing Certificate and all other amounts to which such Classes are entitled pursuant to
Section 4.02, and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

            In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

            Section 11.03 Additional Termination Requirements. In the event a Person elects to terminate the Trust Fund as provided in Section 11.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the electing Person, to the effect that the failure to comply with the requirements of this Section 11.03 will not (i) result in the imposition of taxes on "prohibited transactions" on any Trust REMIC as defined in Section 860F of the Code, or (ii) cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are Outstanding:

            (a) The Securities Administrator shall sell all of the assets of the Trust Fund to the Person electing to terminate the Trust Fund, or its designee, and, within 90 days of such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each of the Trust REMICs; and

            (b) The Securities Administrator shall attach a statement to the final federal income tax return for each of the Trust REMICs stating that pursuant to Treasury Regulations Section 1.860F 1, the first day of the 90 day liquidation period for each such Trust REMIC was the date on which the Securities Administrator sold the assets of the Trust Fund to the electing Person.

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

            Section 12.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add to the duties of the Depositor, the Master Servicer, the Securities Administrator, the Custodian or the Servicer, (iv) to add any other provisions with respect to matters or questions arising hereunder or (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement; provided, that any action pursuant to clause (iv) or (v) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Master Servicer, the Securities Administrator, the Custodian, the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor, the Master Servicer, the Securities Administrator, the Custodian and the Servicer also may at any time and from time to time amend this Agreement, but without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of each Trust REMIC under the REMIC Provisions, (ii) avoid or minimize the risk of the imposition of any tax on any Trust REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided, that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

            This Agreement may also be amended from time to time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66(2)/3% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66(2)/3%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then Outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless (i) it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any Trust REMIC or the Certificateholders or cause any Trust REMIC to fail to qualify as a REMIC or the grantor trust to fail to qualify as a grantor trust at any time that any Certificates are Outstanding and (ii) the party seeking such amendment shall have provided written notice to the Rating Agencies (with a copy of such notice to the Trustee) of such amendment, stating the provisions of the Agreement to be amended.

            Notwithstanding the foregoing provisions of this Section 12.01, with respect to any amendment that significantly modifies the permitted activities of the Trustee or the Servicer, any Certificate beneficially owned by the Depositor or any of its Affiliates shall be deemed not to be Outstanding (and shall not be considered when determining the percentage of Certificateholders consenting or when calculating the total number of Certificates entitled to consent) for purposes of determining if the requisite consents of Certificateholders under this Section 12.01 have been obtained.

            Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Securities Administrator shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

            It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Securities Administrator may prescribe.

            Nothing in this Agreement shall require the Trustee, the Master Servicer, the Securities Administrator or the Custodian to enter into an amendment which modifies its obligations or liabilities without its consent and in all cases without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee, the Master Servicer, the Securities Administrator, the Custodian or the Trust Fund), satisfactory to the Trustee, the Master Servicer and the Securities Administrator that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 12.01.

            Section 12.02 Recordation of Agreement; Counterparts. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at the expense of the Trust, but only upon receipt of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 12.03 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            Section 12.04 Intention of Parties. It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, as the case may be, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

            The Depositor, for the benefit of the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

            Section 12.05 Notices. (a) The Securities Administrator shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

            1. Any material change or amendment to this Agreement;

            2. The occurrence of any Event of Default that has not been cured;

            3. The resignation or termination of the Master Servicer, the Servicer, the Securities Administrator or the Trustee and the appointment of any successor;

            4. The repurchase or substitution of Mortgage Loans pursuant to Sections 2.03, 2.07 or 3.28; and

            5. The final payment to Certificateholders.

            (b) In addition, the Securities Administrator shall promptly furnish to each Rating Agency copies of the following:

            1. Each report to Certificateholders described in Section 4.03.

            2. Any notice of a purchase of a Mortgage Loan pursuant to Section 3.28.

            All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, to GS Mortgage Securities Corp., 85 Broad Street, New York, New York 10004, Attention: Principal Finance Group/Christopher M. Gething and Asset Management Group/Senior Asset Manager (and, in the case of the Officer's Certificate delivered pursuant to Section 3.22, to [PricewaterhouseCoopers LLP, 222 Lakeview Avenue, Suite 360, West Palm Beach, Florida 33401, Attention:
Jonathan Collman]), or such other address as may be hereafter furnished to the other parties hereto by the Depositor in writing; (b) in the case of the Servicer, to Ocwen Loan Servicing, LLC, 1661 Worthington Road Suite 100, Centrepark West, West Palm Beach, FL 33409, Attention: Secretary, or such other address as may be hereafter furnished to the other parties hereto by the Servicer in writing; (c) in the case of the Trustee or the Securities Administrator, to the Corporate Trust Office, or such other address as may be hereafter furnished to the other parties hereto by the Trustee in writing; (d) in the case of the Master Servicer, to Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045, or such other address as may be hereafter furnished to the other parties hereto by the Master Servicer in writing; (e) in the case of the Custodian, to Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705-4934,
Attention: Mortgage Custody - GS05UC, or such other address as may be hereafter furnished to the other parties hereto by the Custodian in writing; and (f) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

            Section 12.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 12.07 Assignment; Sales; Advance Facilities. (a) Notwithstanding anything to the contrary contained herein, except as provided in
Section 6.04, this Agreement may be assigned by the Servicer with the prior written consent of the Depositor, the Master Servicer and the Trustee. In addition, for so long as the Servicer is acting as the Servicer hereunder (i) the Servicer is hereby authorized to enter into an advance facility ("Advance Facility") under which (A) the Servicer sells, assigns or pledges to an Advancing Person the Servicer's rights under this Agreement to be reimbursed for any P&I Advances or Servicing Advances and/or (B) an Advancing Person agrees to fund some or all P&I Advances or Servicing Advances required to be made by the Servicer pursuant to this Agreement and (ii) the Servicer is hereby authorized to assign its rights to the Servicing Fee; it being understood that neither the Trust Fund nor any party hereto shall have a right or claim to an Advance Reimbursement Amount so assigned or to the portion of the Servicing Fee so assigned; it being further understood that upon resignation or termination of the Servicer and reimbursement of all amounts due to the Servicer hereunder, the assignment of further Advance reimbursement rights to such Advance Facility (in the case of clause (i)) and such assignment (in the case of clause (ii)) shall be terminated with respect to amounts due related to this Agreement. No consent of the Trustee, Certificateholders, or any other party is required before the Servicer may enter into an Advance Facility. Notwithstanding the existence of any Advance Facility under which an Advancing Person agrees to fund P&I Advances and/or Servicing Advances on the Servicer's behalf, the Master Servicer shall have no oversight obligations with respect to such Advance Facility and the Servicer shall remain obligated pursuant to this Agreement to make P&I Advances and Servicing Advances pursuant to and as required by this Agreement, and shall not be relieved of such obligations by virtue of such Advance Facility.

            (b) Advance reimbursement amounts ("Advance Reimbursement Amounts") shall consist solely of amounts in respect of P&I Advances and/or Servicing Advances made with respect to the Mortgage Loans for which the Servicer would be permitted to reimburse itself in accordance with this Agreement, assuming the Servicer had made the related P&I Advance(s) and/or Servicing Advance(s).

            (c) The Servicer shall maintain and provide to any successor Servicer a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Person. The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

            (d) An Advancing Person who purchases or receives an assignment or pledge of the rights to be reimbursed for P&I Advances and/or Servicing Advances, and/or whose obligations hereunder are limited to the funding of P&I Advances and/or Servicing Advances shall not be required to meet the criteria for qualification of a Subservicer set forth in this Agreement.

            (e) Advance Reimbursement Amounts distributed with respect to each Mortgage Loan shall be allocated to outstanding unreimbursed P&I Advances or Servicing Advances (as the case may be) made with respect to that Mortgage Loan on a "first-in, first out" (FIFO) basis. Such documentation shall also require the Servicer to provide to the related Advancing Person or its designee loan-by-loan information with respect to each such Advance Reimbursement Amount distributed to such Advancing Person or Advance Facility trustee on each Distribution Date, to enable the Advancing Person or Advance Facility trustee to make the FIFO allocation of each such Advance Reimbursement Amount with respect to each Mortgage Loan. The Servicer shall remain entitled to be reimbursed by the Advancing Person or Advance Facility trustee for all P&I Advances and Servicing Advances funded by the Servicer to the extent the related rights to be reimbursed therefor have not been sold, assigned or pledged to an Advancing Person.

            (f) Any amendment to this Section 12.07 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 12.07, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee, the Depositor, the Master Servicer, the Securities Administrator, the Custodian and the Servicer without the consent of any Certificateholder, notwithstanding anything to the contrary in this Agreement, provided, that the Trustee has been provided an Opinion of Counsel that such amendment has no material adverse effect on the Certificateholders which opinion shall be an expense of the Servicer entering into the Advance Facility but in any case shall not be an expense of the Trustee or the Trust Fund; provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency (instead of obtaining an Opinion of Counsel) stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such rating letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. Prior to entering into an Advance Facility, the Servicer shall notify the lender under such facility in writing that: (a) the Advances financed by and/or pledged to the lender are obligations owed to the Servicer on a non-recourse basis payable only from the cash flows and proceeds received under this Agreement for reimbursement of Advances only to the extent provided herein, and the Trustee and the Trust are not otherwise obligated or liable to repay any Advances financed by the lender; (b) the Servicer will be responsible for remitting to the lender the applicable amounts collected by it as reimbursement for Advances funded by the lender, subject to the restrictions and priorities created in this Agreement; and (c) the Trustee shall not have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and the lender.

            Section 12.08 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 12.09 Inspection and Audit Rights. The Servicer agrees that on reasonable prior notice, it will permit any representative of the Depositor, the Master Servicer or the Trustee during the Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor, the Master Servicer or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any reasonable out-of-pocket expense of the Servicer incident to the exercise by the Depositor, the Master Servicer or the Trustee of any right under this Section 12.09 shall be borne by the Servicer. The Servicer may impose commercially reasonable restrictions on dissemination of information the Servicer defines as confidential.

            Nothing in this Section 12.09 shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 12.09 as a result of such obligation shall not constitute a breach of this Section. Nothing in this Section 12.09 shall require the Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business. The Servicer shall not be required to make copies of or to ship documents to any Person who is not a party to this Agreement, and then only if provisions have been made for the reimbursement of the costs thereof.

            Section 12.10 Certificates Nonassessable and Fully Paid. It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Securities Administrator pursuant to this Agreement, are and shall be deemed fully paid.

            Section 12.11 Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

            Section 12.12 Limitation of Damages. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PARTIES AGREE THAT NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY FOR ANY PUNITIVE DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, PROVIDED, HOWEVER, THAT SUCH LIMITATION SHALL NOT BE APPLICABLE WITH RESPECT TO THIRD PARTY CLAIMS MADE AGAINST A PARTY.

            Section 12.13 Rights of the Swap Provider. The Swap Provider shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto and shall have the right to enforce its rights under this Agreement.

            Section 12.14 No Solicitation. From and after the Closing Date, the Servicer agrees that it will not take any action or permit or cause any action to be taken by any of its agents or Affiliates, or by any independent contractors on the Servicer's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan, including to refinance a Mortgage Loan, in whole or in part. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) are vested in the Trustee pursuant hereto and the Servicer shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that (a) promotions undertaken by the Servicer or any Affiliate of the Servicer which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio, internet, company website, and television advertisements and (b) solicitation of the Mortgagors under the Servicer's existing programs and programs directed toward equivalent ends (which in no event shall solicit the refinancing of mortgage loans from the Mortgagors), shall, in each case, not constitute solicitation under this Section 12.14.

                                  * * * * * * *

            IN WITNESS WHEREOF, the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       GS MORTGAGE SECURITIES CORP.,
                                          as Depositor

                                       By:/s/ Michelle Gill
                                          --------------------------------------
                                          Name: Michelle Gill
                                          Title: Vice President

                                       OCWEN LOAN SERVICING, LLC,
                                          as Servicer

                                       By:/s/ Richard Delgado
                                          --------------------------------------
                                          Name: Richard Delgado
                                          Title: Authorized Representative

                                       WELLS FARGO BANK, N.A.,
                                          as Master Servicer and Securities
                                          Administrator

                                       By:/s/ Sandra Whalen
                                          --------------------------------------
                                          Name: Sandra Whalen
                                          Title: Vice President

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          as Custodian

                                       By:/s/ Andrew Hays
                                          --------------------------------------
                                          Name: Andrew Hays
                                          Title: Associate

                                       By:/s/ Aimee Kemmeter
                                          --------------------------------------
                                          Name: Aimee Kemmeter
                                          Title: Assistant Vice President

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                          solely as Trustee and not in its
                                          individual capacity

                                       By:/s/ Stefanie Edwards
                                          --------------------------------------
                                          Name: Stefanie Edwards
                                          Title: Assistant Vice President

                                   SCHEDULE I

                             Mortgage Loan Schedule

                     [Available Upon Request to the Trustee]

                                   SCHEDULE II

                      GSAMP Mortgage Loan Trust 2005-AHL2,

                       Mortgage Pass-Through Certificates

    Representations and Warranties of Ocwen Loan Servicing, LLC, as Servicer

            Ocwen Loan Servicing, LLC ("Ocwen") hereby makes the representations and warranties set forth in this Schedule II to the Depositor, the Master Servicer, the Securities Administrator, the Custodian and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date:

            (1) Ocwen is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by Ocwen in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service each Mortgage Loan in accordance with the terms of this Agreement;

            (2) Ocwen has the full power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of Ocwen the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Master Servicer, the Securities Administrator, the Custodian and the Trustee, constitutes a legal, valid and binding obligation of Ocwen, enforceable against Ocwen in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

            (3) The execution and delivery of this Agreement by Ocwen, the servicing of the Mortgage Loans by Ocwen hereunder, the consummation by Ocwen of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of Ocwen and will not (A) result in a breach of any term or provision of the organizational documents of Ocwen or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which Ocwen is a party or by which it may be bound, or any statute, order or regulation applicable to Ocwen of any court, regulatory body, administrative agency or governmental body having jurisdiction over Ocwen; and Ocwen is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to Ocwen's knowledge, would in the future materially and adversely affect, (x) the ability of Ocwen to perform its obligations under this Agreement or (y) the business, operations, financial condition, properties or assets of Ocwen taken as a whole;

            (4) Ocwen is an approved seller/servicer for Fannie Mae and an approved servicer for Freddie Mac in good standing;

            (5) No litigation is pending against Ocwen that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of Ocwen to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

            (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Ocwen of, or compliance by Ocwen with, this Agreement or the consummation by Ocwen of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date; and

            (7) Ocwen covenants that its computer and other systems used in servicing the Mortgage Loans operate in a manner such that Ocwen can service the Mortgage Loans in accordance with the terms of this Agreement.

            With respect to each Mortgage Loan, to the extent Ocwen serviced such Mortgage Loan and to the extent Ocwen provided monthly reports to the three credit repositories, Ocwen has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

                                  SCHEDULE III

                      GSAMP Mortgage Loan Trust 2005-AHL2,

                       Mortgage Pass-Through Certificates

   Representations and Warranties of Deutsche Bank National Trust Company, as
                                   Custodian

            Deutsche Bank National Trust Company ("Deutsche Bank") hereby makes the representations and warranties set forth in this Schedule III to the Depositor, the Servicer, the Master Servicer, the Securities Administrator and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date:

            (1) Deutsche Bank is duly organized and is validly existing and in good standing under the laws of its jurisdiction of incorporation and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by Deutsche Bank or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to perform any of its obligations under this Agreement in accordance with the terms thereof.

            (2) Deutsche Bank has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of Deutsche Bank the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Deutsche Bank, enforceable against Deutsche Bank in accordance with its terms, except that (i) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

            (3) The execution and delivery of this Agreement by Deutsche Bank, the consummation of any other of the transactions contemplated by this Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of Deutsche Bank and will not result in a material breach of any term or provision of the articles of incorporation or bylaws of Deutsche Bank.

                                   EXHIBIT A-1

                FORM OF CLASS A, CLASS M AND CLASS B CERTIFICATES

[To be added to the Class B-2, Class B-3 and Class B-4 Certificates while they remain Private Certificates: IF THIS CERTIFICATE IS A PHYSICAL CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE (THE "TRANSFEROR CERTIFICATE") IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER (THE "144A LETTER") IN THE FORM OF EXHIBIT J TO THE AGREEMENT REFERRED TO HEREIN OR A LETTER (THE "NON-RULE 144A INVESTMENT LETTER") IN THE FORM OF EXHIBIT K TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE PROPOSED TRANSFEROR WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR CERTIFICATE AND THE PROPOSED TRANSFEREE WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate.]

[To be added to the Class B-4 Certificates: NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR, IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR AN OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE DEPOSITOR, THE MASTER SERVICER, THE SERVICER OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]

Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND CERTAIN OTHER ASSETS.

AS LONG AS THE INTEREST RATE SWAP AGREEMENT IS IN EFFECT, EACH BENEFICIAL OWNER OF THIS CERTIFICATE, OR ANY INTEREST THEREIN, SHALL BE DEEMED TO HAVE REPRESENTED THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT OR (II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER AT LEAST ONE OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 84-14, PTCE 90-1, PTCE 91-8, PTCE 95-60 OR PTCE 96-23 OR A COMPARABLE EXEMPTION AVAILABLE UNDER SIMILAR LAW.

Certificate No.              :     [1]

Cut-off Date                 :     December 1, 2005

First Distribution Date      :     January 25, 2006

Initial Certificate Balance
of this Certificate
("Denomination")             :

Initial Certificate

Balances of all                                             Class Certificate
Certificates of this Class   :             Class                 Balance

                                        Class A-1A           $108,759,000
                                        Class A-1B           $27,190,000
                                        Class A-2A           $156,886,000
                                        Class A-2B           $65,607,000
                                        Class A-2C           $63,603,000
                                        Class A-2D           $25,693,000
                                        Class M-1            $43,526,000
                                        Class M-2            $11,317,000
                                        Class M-3            $19,152,000
                                        Class M-4            $8,995,000
                                        Class M-5            $8,415,000
                                        Class B-1            $6,094,000
                                        Class B-2            $5,803,000
                                        Class B-3            $5,804,000
                                        Class B-4            $5,803,000

CUSIP                        :             Class                CUSIP No.
                                        Class A-1A             362341 B8 1
                                        Class A-1B             362341 B9 9
                                        Class A-2A             362341 C2 3
                                        Class A-2B             362341 C3 1
                                        Class A-2C             362341 C4 9
                                        Class A-2D             362341 C5 6
                                        Class M-1              362341 C6 4
                                        Class M-2              362341 C7 2
                                        Class M-3              362341 C8 0
                                        Class M-4              362341 C9 8
                                        Class M-5              362341 D2 2
                                        Class B-1              362341 D3 0
                                        Class B-2              362341 J5 9
                                        Class B-3              362341 J6 7
                                        Class B-4              362341 J7 5

ISIN                         :             Class                   ISIN
                                        Class A-1A             US362341B815
                                        Class A-1B             US362341B997
                                        Class A-2A             US362341C235
                                        Class A-2B             US362341C318
                                        Class A-2C             US362341C490
                                        Class A-2D             US362341C565
                                        Class M-1              US362341C649
                                        Class M-2              US362341C722
                                        Class M-3              US362341C805
                                        Class M-4              US362341C987
                                        Class M-5              US362341D225
                                        Class B-1              US362341D308
                                        Class B-2              US362341J594
                                        Class B-3              US362341J677
                                        Class B-4              US362341J750

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2005-AHL2
              Mortgage Pass-Through Certificates, Series 2005-AHL2

                        [Class A-] [Class M-] [Class B-]

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian, the Purchaser, the Responsible Party or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Ocwen Loan Servicing, LLC, as servicer, (the "Servicer"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Deutsche Bank National Trust Company, as custodian (the "Custodian"), and LaSalle Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                       ***

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                                       WELLS FARGO BANK, N.A.,
                                          not in its individual capacity, but
                                          solely as
                                          Securities Administrator

                                       By:____________________________________

Authenticated:

By:_________________________________
   Authorized Signatory of
   WELLS FARGO BANK, N.A.,
   not in its individual capacity,
   but solely as Securities Administrator

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2005-AHL2

                       Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAMP Trust 2005-AHL2 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Securities Administrator and any agent of the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 5% or 10%, as applicable, of the Cut-off Date Pool Principal Balance, the Person specified in Section
11.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                  ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________.

Dated:

                                          ______________________________________
                                          Signature by or on behalf of assignor

                          DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS P CERTIFICATE

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (i) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT J TO THE AGREEMENT REFERRED TO HEREIN OR (ii) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, STATING THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.           :           [1]

Cut-off Date              :           December 1, 2005

First Distribution Date   :           January 25, 2006

Percentage Interest of
this Certificate

("Denomination")          :           [__]%

CUSIP                     :           362341 J9 1

ISIN                      :           US362341J917

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2005-AHL2
              Mortgage Pass-Through Certificates, Series 2005-AHL2

                                     Class P

              evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced
                                     Class.

            Distributions in respect of this Certificate are distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian, the Purchaser, the Responsible Party or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that __________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Ocwen Loan Servicing, LLC, as servicer, (the "Servicer"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Deutsche Bank National Trust Company, as custodian (the "Custodian"), and LaSalle Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement. In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the offices designated by the Securities Administrator for such purpose.

            No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Agreement) and deliver either (i) a Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

            No transfer of a Certificate of this Class shall be made unless the Securities Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, Section 4975 of the Code or any materially similar provisions of applicable Federal, state or local law ("Similar Law"), or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Securities Administrator.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

                                     ***

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                                       WELLS FARGO BANK, N.A.,
                                          not in its individual capacity,
                                          but solely as Securities
                                          Administrator

                                       By:____________________________________

Authenticated:

By ____________________________________
   Authorized Signatory of
   WELLS FARGO BANK, N.A.,
   not in its individual capacity,
   but solely as Securities Administrator

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2005-AHL2

                       Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAMP Trust 2005-AHL2 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date for any Definitive Certificates is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Securities Administrator and any agent of the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 5% or 10%, as applicable, of the Cut-off Date Pool Principal Balance, the Person specified in Section
11.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________.

Dated:

                                          ______________________________________
                                          Signature by or on behalf of
                                          assignor

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                   EXHIBIT C-1

                          FORM OF CLASS R-1 CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN THREE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.

Certificate No.               :       [1]

Cut-off Date                  :       December 1, 2005

First Distribution Date       :       January 25, 2006

Initial Certificate Balance
of this Certificate

("Denomination")              :       $100

Initial Certificate Balance
of all Certificates of this
Class                         :       $100

CUSIP                         :       362341 K2 4

ISIN                          :       US362341K246

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2005-AHL2
              Mortgage Pass-Through Certificates, Series 2005-AHL2

                                    Class R-1

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Distributions in respect of this Certificate are distributable monthly as set forth herein. This Class R-1 Certificate is not entitled to distributions in respect of interest. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian, the Purchaser, the Responsible Party or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions pursuant to a Pooling and Servicing Agreements dated as of the Cut-off Date specified above (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Ocwen Loan Servicing, LLC, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Deutsche Bank National Trust Company, as custodian (the "Custodian"), and LaSalle Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class R-1 Certificate at the offices designated by the Securities Administrator for such purposes.

            No transfer of a Class R-1 Certificate shall be made unless the Securities Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Depositor, the Master Servicer, the Securities Administrator, the Servicer, the Trustee or the Trust Fund. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect.

            Each Holder of this Class R-1 Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class R-1 Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class R-1 Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class R-1 Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class R-1 Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under
Section 5.02(b) of the Agreement, the Securities Administrator shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit G to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class R-1 Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class R-1 Certificate,
(B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class R-1 Certificate, (C) not to cause income with respect to the Class R-1 Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class R-1 Certificate or to cause the Transfer of the Ownership Interest in this Class R-1 Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class R-1 Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                                       WELLS FARGO BANK, N.A.,
                                          not in its individual capacity,
                                          but solely as Securities
                                          Administrator

                                       By:____________________________________

Authenticated:

By:________________________________
   Authorized Signatory of
   WELLS FARGO BANK, N.A.,
   not in its individual capacity,
   but solely as Securities Administrator

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2005-AHL2

                       Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAMP Trust 2005-AHL2 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date for any Definitive Certificates is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Securities Administrator and any agent of the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 5% or 10%, as applicable, of the Cut-off Date Pool Principal Balance, the Person specified in Section
11.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________.

Dated:

                                          ______________________________________
                                          Signature by or on behalf of
                                          assignor

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                   EXHIBIT C-2

                          FORM OF CLASS R-2 CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.

Certificate No.               :       [1]

Cut-off Date                  :       December 1, 2005

First Distribution Date       :       January 25, 2006

Initial Certificate Balance
of this Certificate
("Denomination")              :       $100

Initial Certificate Balances
of all Certificates of this
Class                         :       $100

CUSIP                         :       362341 K3 2

ISIN                          :       US362341K329

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2005-AHL2
              Mortgage Pass-Through Certificates, Series 2005-AHL2

                                    Class R-2

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Distributions in respect of this Certificate are distributable monthly as set forth herein. This Class R-2 Certificate is not entitled to distributions in respect of interest. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian, the Purchaser, the Responsible Party or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Ocwen Loan Servicing, LLC, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Deutsche Bank National Trust Company, as custodian (the "Custodian"), and LaSalle Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class R-2 Certificate at the offices designated by the Securities Administrator for such purposes.

            No transfer of a Class R-2 Certificate shall be made unless the Securities Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Depositor, the Master Servicer, the Securities Administrator, the Servicer, the Trustee or the Trust Fund. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect.

            Each Holder of this Class R-2 Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class R-2 Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class R-2 Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class R-2 Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class R-2 Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under
Section 5.02(b) of the Agreement, the Securities Administrator shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit G to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class R-2 Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class R-2 Certificate,
(B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class R-2 Certificate, (C) not to cause income with respect to the Class R-2 Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class R-2 Certificate or to cause the Transfer of the Ownership Interest in this Class R-2 Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class R-2 Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                                       WELLS FARGO BANK, N.A.,
                                          not in its individual capacity,
                                          but solely as Securities
                                          Administrator

                                       By:____________________________________

Authenticated:

By:________________________________
   Authorized Signatory of
   WELLS FARGO BANK, N.A.,
   not in its individual capacity,
   but solely as Securities Administrator

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2005-AHL2
                       Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAMP Trust 2005-AHL2 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Securities Administrator and any agent of the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 5% or 10%, as applicable, of the Cut-off Date Pool Principal Balance, the Person specified in Section
11.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________.

Dated:

                                          ______________________________________
                                          Signature by or on behalf of
                                          assignor

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                   EXHIBIT C-3

                          FORM OF CLASS R-3 CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.

Certificate No.               :       [1]

Cut-off Date                  :       December 1, 2005

First Distribution Date       :       January 25, 2006

Initial Certificate Balance
of this Certificate
("Denomination")              :       $100

Initial Certificate Balances
of all Certificates of this
Class                         :       $100

CUSIP                         :       362341K4 0

ISIN                          :       US362341K402

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2005-AHL2
              Mortgage Pass-Through Certificates, Series 2005-AHL2

                                    Class R-3

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Distributions in respect of this Certificate are distributable monthly as set forth herein. This Class R-3 Certificate is not entitled to distributions in respect of interest. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian, the Purchaser, the Responsible Party or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Ocwen Loan Servicing, LLC, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Deutsche Bank National Trust Company, as custodian (the "Custodian"), and LaSalle Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class R-3 Certificate at the offices designated by the Securities Administrator for such purposes.

            No transfer of a Class R-3 Certificate shall be made unless the Securities Administrator shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Servicer or the Trust Fund. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect.

            Each Holder of this Class R-3 Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class R-3 Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class R-3 Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class R-3 Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class R-3 Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under
Section 5.02(b) of the Agreement, the Securities Administrator shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit H to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class R-3 Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class R-3 Certificate,
(B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class R-3 Certificate, (C) not to cause income with respect to the Class R-3 Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class R-3 Certificate or to cause the Transfer of the Ownership Interest in this Class R-3 Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class R-3 Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                                       WELLS FARGO BANK, N.A.,
                                          not in its individual capacity,
                                          but solely as Securities
                                          Administrator

                                       By:____________________________________

Authenticated:

By:________________________________
   Authorized Signatory of
   WELLS FARGO BANK, N.A.,
   not in its individual capacity,
   but solely as Securities Administrator

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2005-AHL2

                       Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAMP Trust 2005-AHL2 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Securities Administrator and any agent of the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 5% or 10%, as applicable, of the Cut-off Date Pool Principal Balance, the Person specified in Section
11.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________.

Dated:

                                          ______________________________________
                                          Signature by or on behalf of
                                          assignor

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                    EXHIBIT D

                           FORM OF CLASS C CERTIFICATE

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT J TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.           :           [1]

Cut-off Date              :           December 1, 2005

First Distribution Date   :           January 25, 2006

Percentage Interest of
this Certificate
("Denomination")          :           [   ]%

CUSIP                     :           362341 K5 7

ISIN                      :           US362341K576

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2005-AHL2
              Mortgage Pass-Through Certificates, Series 2005-AHL2

                                     Class C

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian, the Purchaser, the Responsible Party or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Ocwen Loan Servicing, LLC, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Deutsche Bank National Trust Company, as custodian (the "Custodian"), and LaSalle Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            This Certificate does not have a Pass-Through Rate and will not be entitled to any distributions pursuant to the Agreement. The only rights of this Class under the Agreement is to make a request as set forth in Article XI of the Agreement.

            No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Agreement) and deliver either (i) a Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                                       WELLS FARGO BANK, N.A.,
                                          not in its individual capacity,
                                          but solely as Securities
                                          Administrator

                                       By:____________________________________

Authenticated:

By: ___________________________________
    Authorized Signatory of
    WELLS FARGO BANK, N.A.,
    not in its individual capacity,
    but solely as Securities
    Administrator

                          GS MORTGAGE SECURITIES CORP.
                              GSAMP Trust 2005-AHL2
                       Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAMP Trust 2005-AHL2 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator and the other parties to the Agreement.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Securities Administrator and any agent of the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 5% or 10%, as applicable, of the Cut-off Date Pool Principal Balance, the Person specified in Section
11.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________.

Dated:

                                          ______________________________________
                                          Signature by or on behalf of
                                          assignor

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                    EXHIBIT E

                           FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS TWO "REGULAR INTERESTS" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND CERTAIN OTHER ASSETS.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR CERTIFICATE IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (i) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT J TO THE AGREEMENT REFERRED TO HEREIN OR (ii) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE SECURITIES ADMINISTRATOR EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR, IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR AN OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE DEPOSITOR, THE TRUSTEE OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THIS AGREEMENT OR TO ANY LIABILITY. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.              :        [1]

Cut-off Date                 :        December 1, 2005

First Distribution Date      :        January 25, 2006

Percentage Interest of this
Certificate ("Denomination") :        [__]%

CUSIP                        :        362341 J8 3

ISIN                         :        US362341J834

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2005-AHL2
              Mortgage Pass-Through Certificates, Series 2005-AHL2

                                     Class X

            evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

            Distributions in respect of this Certificate are distributable monthly as set forth herein. This Class X Certificate has no Certificate Balance and is not entitled to distributions in respect of principal or interest. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian, the Purchaser, the Responsible Party or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

            This certifies that _____________ is the registered owner of the Percentage Interest specified above of any monthly distributions due to the Class X Certificates pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Ocwen Loan Servicing, LLC, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Deutsche Bank National Trust Company, as custodian (the "Custodian"), and LaSalle Bank National Association, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class X Certificate at the offices designated by the Securities Administrator for such purposes.

            No transfer of a Class X Certificate shall be made unless the Securities Administrator shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Securities Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Master Servicer, the Securities Administrator, the Trustee, the Depositor, the Servicer or the Trust Fund, or (ii) if the Class X Certificate has been the subject of an ERISA Qualifying Underwriting and the transferee is an insurance company, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of a Class X Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Master Servicer, the Securities Administrator, the Depositor, the Servicer, the Trustee or the Trust Fund, addressed to the Securities Administrator, to the effect that the purchase or holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Master Servicer, the Securities Administrator, the Trustee, the Depositor or the Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability. In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect.

            Each Holder of this Class X Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class X Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class X Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring any Ownership Interest in this Class X Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class X Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under
Section 5.02(b) of the Agreement, the Securities Administrator shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit G to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class X Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class X Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class X Certificate, (C) not to cause income with respect to the Class X Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class X Certificate or to cause the Transfer of the Ownership Interest in this Class X Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class X Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Securities Administrator.

            IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:

                                       WELLS FARGO BANK, N.A.,
                                          not in its individual capacity,
                                          but solely as Securities
                                          Administrator

                                       By:____________________________________

Authenticated:

By:______________________________________
   Authorized Signatory of
   WELLS FARGO BANK, N.A.,
   not in its individual capacity,
   but solely as Securities Administrator

                          GS MORTGAGE SECURITIES CORP.

                              GSAMP Trust 2005-AHL2

                       Mortgage Pass-Through Certificates

            This Certificate is one of a duly authorized issue of Certificates designated as GSAMP Trust 2005-AHL2 Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

            The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

            This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Securities Administrator and the other parties to the Agreement.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date for each Distribution Date for any Definitive Certificates is the last Business Day of the month immediately preceding the month of such Distribution Date.

            Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Securities Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Securities Administrator for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

            The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Securities Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Securities Administrator upon surrender of this Certificate for registration of transfer at the offices designated by the Securities Administrator for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor and the Securities Administrator and any agent of the Depositor or the Securities Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Securities Administrator, nor any such agent shall be affected by any notice to the contrary.

            On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 5% or 10%, as applicable, of the Cut-off Date Pool Principal Balance, the Person specified in Section
11.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. The obligations and responsibilities created by the Agreement will terminate as provided in Section 11.01 of the Agreement.

            Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Securities Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________.

Dated:

                                          ______________________________________
                                          Signature by or on behalf of
                                          assignor

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ______________________________________________,
_____________________________________________________________________________,
for the account of __________________________________________________________,
account number ______________, or, if mailed by check, to ___________________.
Applicable statements should be mailed to ___________________________________,
_____________________________________________________________________________.

            This information is provided by _________________________________, the assignee named above, or ________________________________________________, as its agent.

                                  EXHIBIT F

                  FORM OF INITIAL CERTIFICATION OF CUSTODIAN

                                    [date]

[Depositor]

[Master Servicer]

[Servicer]

[Trustee]

_______________________
_______________________

            Re: Pooling and Servicing Agreement among GS Mortgage Securities Corp., as Depositor, Ocwen Loan Servicing, LLC, as Servicer, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Deutsche Bank National Trust Company, as Custodian, and LaSalle Bank National Association, as Trustee, GSAMP Trust 2005-AHL2
                  --------------------------------------------------------------

Gentlemen:

      In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Custodian, for each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule of exceptions), certifies that it has received:

            (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

            (ii) except with respect to each MERS Designated Mortgage Loan, a duly executed Assignment of Mortgage (which may be included in a blanket assignment or assignments).

      Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

      The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Custodian makes no representations as to:
(i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as Certificateholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                          as Custodian

                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________

                                    EXHIBIT G

                         FORM OF DOCUMENT CERTIFICATION
                        AND EXCEPTION REPORT OF CUSTODIAN

                                     [date]

[Depositor]

[Master Servicer]

[Servicer]

[Trustee]

_____________________
_____________________

            Re: Pooling and Servicing Agreement among GS Mortgage Securities Corp., as Depositor, Ocwen Loan Servicing, LLC, as Servicer, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, Deutsche Bank National Trust Company, as Custodian, and LaSalle Bank National Association, as Trustee, GSAMP Trust 2005-AHL2
                  --------------------------------------------------------------

Gentlemen:

            In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

            (i) The original Mortgage Note, endorsed in the form provided in
      Section 2.01 of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee.

            (ii) The original recorded Mortgage or a certified copy thereof.

            (iii) Except with respect to each MERS Designated Mortgage Loan, a duly executed Assignment of Mortgage endorsed in blank in the form provided in Section 2.01 of the Pooling and Servicing Agreement; or, if the Custodian has actual knowledge that the related Mortgage has not been returned from the applicable recording office, a copy of the Assignment of Mortgage (excluding information to be provided by the recording office).

            (iv) Except with respect to each MERS Designated Mortgage Loan, the original or duplicate original recorded assignment or assignments of the Mortgage endorsed in blank showing a complete chain of assignment from the originator to the last endorsee.

            (v) The original or duplicate original or certified copy lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

            Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (1), (2) and (13) of the Mortgage Loan Schedule and the Data Tape Information accurately reflects information set forth in the Custodial File.

            The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review of the Custodial File specifically required in the Pooling and Servicing Agreement. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage. Notwithstanding anything herein to the contrary, the Custodian has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as holder of the Mortgage Note or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY
                                          as Custodian

                                       By:____________________________________
                                       Name:__________________________________
                                       Title:_________________________________

                                    EXHIBIT H

                       FORM OF RESIDUAL TRANSFER AFFIDAVIT

                             GSAMP Trust 2005-AHL2,
                       Mortgage Pass-Through Certificates

STATE OF                )
                        ) ss.:
COUNTY OF               )

            The undersigned, being first duly sworn, deposes and says as follows:

            1. The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Residual Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement dated as of December 1, 2005 (the "Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Ocwen Loan Servicing, LLC, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Deutsche Bank National Trust Company, as custodian, and LaSalle Bank National Association, as trustee (the "Trustee"). Capitalized terms used, but not defined herein or in
Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor and the Securities Administrator.

            2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate for its own account. The Transferee has no knowledge that any such affidavit is false.

            3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

            4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

            5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

            6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Securities Administrator a certificate substantially in the form set forth as Exhibit I to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

            7. The Transferee has historically paid its debts as they have come due, intends to pay its debts as they come due in the future, and understands that the taxes payable with respect to the Certificate may exceed the cash flow with respect thereto in some or all periods and intends to pay such taxes as they become due. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

            8. The Transferee's taxpayer identification number is __________.

            9. The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

            10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            11. The Transferee will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. person.

            12. Check one of the following:

            [ ] The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

            (i) the present value of any consideration given to the Transferee to acquire such Certificate;

            (ii) the present value of the expected future distributions on such Certificate; and

            (iii) the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

            For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

            [ ] The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

            (i) the Transferee is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

            (ii) at the time of the transfer, and at the close of the Transferee's two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

            (iii) the Transferee will transfer the Certificate only to another
                  "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations; and

            (iv) the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

            None of the above.

            13. The Transferee is not an employee benefit plan that is subject to Title I of ERISA or a plan that is subject to Section 4975 of the Code or a plan subject to any Federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code, and the Transferee is not acting on behalf of or investing plan assets of such a plan.

            IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this __ day of ________, 20__.

                                       _______________________________________
                                       Print Name of Transferee

                                       By:____________________________________
                                          Name:
                                          Title:

[Corporate Seal]

ATTEST:

   ____________________________________
   [Assistant] Secretary

            Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

            Subscribed and sworn before me this __ day of ________, 20__.

                                                  ______________________________
                                                    NOTARY PUBLIC

                                       My Commission expires the __ day
                                       of _________, 20__

                                    EXHIBIT I

                         FORM OF TRANSFEROR CERTIFICATE

                                                              __________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention: Kevin Gasvoda

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention:  Corporate Trust Services, GSAMP 2005-AHL2

            Re: GSAMP Trust 2005-AHL2, Mortgage Pass-Through Certificates, Series 2005-AHL2, Class [ ]
                  --------------------------------------------------------------

Ladies and Gentlemen:

            In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and
(c) to the extent we are disposing of a Residual Certificate, (A) we have no knowledge the Transferee is not a Permitted Transferee and (B) after conducting a reasonable investigation of the financial condition of the Transferee, we have no knowledge and no reason to believe that the Transferee will not pay all taxes with respect to the Residual Certificates as they become due and (C) we have no reason to believe that the statements made in paragraphs 7, 10 and 11 of the Transferee's Residual Transfer Affidavit are false.

                                       Very truly yours,

                                       _______________________________________
                                       Print Name of Transferor

                                       By:____________________________________
                                                 Authorized Officer

                                    EXHIBIT J

                            FORM OF RULE 144A LETTER

                                                            ____________, 20__

GS Mortgage Securities Corp.
85 Broad Street
New York, New York 10004
Attention:  Kevin Gasvoda

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention:  Corporate Trust Services, GSAMP 2005-AHL2

            Re: GSAMP Trust 2005-AHL2, Mortgage Pass-Through Certificates, Series 2005-AHL2 Class [ ]
                  ----------------------------------------------------------

Ladies and Gentlemen:

            In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either we are purchasing a Class B-2 or Class B-3 Certificate, or we are not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a plan subject to any federal, state or local law materially similar to the foregoing provisions of ERISA or the Code, nor are we acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such acquisition, or, with respect to a Class B-4 or a Class X Certificate, the purchaser is an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, we understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

                                                            ANNEX 1 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) the Buyer owned and/or invested on a discretionary basis $ (1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

            ____ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

            ____ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ____ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

            ____  Broker-dealer. The Buyer is a dealer registered pursuant to
                  Section 15 of the Securities Exchange Act of 1934.

            ____ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

            ____ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

            ____ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

            ____ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

            ____ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

            ____ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

            3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

            6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                                      ________________________________________
                                       Print Name of Transferee

                                       By:____________________________________
                                          Name:
                                          Title:

                                       Date:__________________________________

--------

(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                                                            ANNEX 2 TO EXHIBIT J

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

            The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

            1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

            ____ The Buyer owned $____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                       _______________________________________
                                       Print Name of Transferee

                                       By:____________________________________
                                          Name:
                                          Title:

                                       IF AN ADVISER:

                                       _______________________________________
                                       Print Name of Buyer

                                       Date:__________________________________

                                    EXHIBIT K

                    FORM OF INVESTMENT LETTER (NON-RULE 144A)

                                                   _____________________
                                                   Date

GS Mortgage Securities Corp.
85 Broad Street
New York, New York  10004
Attention:  Kevin Gasvoda

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention:  Corporate Trust Services, GSAMP 2005-AHL2

            Re: GSAMP Trust 2005-AHL2, Mortgage Pass-Through Certificates, Series 2005-AHL2, Class [ ]
                  ----------------------------------------------------------

Ladies and Gentlemen:

            In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either we are purchasing a Class B-2 or Class B-3 Certificate, or we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan or arrangement that is subject to
Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a plan subject to any federal, state or local law materially similar to the foregoing provisions of ERISA or the Code, nor are we acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such acquisition, or, with respect to a Class B-4 or a Class X Certificate, the purchaser is an insurance company that is purchasing this certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause
(g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                       _______________________________________
                                       Print Name of Transferee

                                       By:____________________________________
                                          Name:
                                          Title:

                                       Date:__________________________________

                                    EXHIBIT L

                           FORM OF REQUEST FOR RELEASE

                                 (for Custodian)

To:   [Address]

            Re:

            In connection with the administration of the Mortgage Loans held by you as the Custodian on behalf of the Certificateholders we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:
-------------------------------------

Mortgage Loan Number:
---------------------

Reason for Requesting Documents (check one)
-------------------------------------------

              ____1. Mortgage Loan Paid in Full. (The Servicer hereby certifies that all amounts received in connection therewith have been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

              ____2. Mortgage Loan Repurchase Pursuant to Section 2.03, 2.08 or
                     3.28 of the Pooling and Servicing Agreement. (The Servicer hereby certifies that the repurchase price has been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

              ____3. Mortgage Loan Liquidated by _________________. (The
                     Servicer hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Collection Account pursuant to the Pooling and Servicing Agreement.)

              ____4. Mortgage Loan in Foreclosure.

              ____5. Other (explain).

If box 1, 2 or 3 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.

If Box 4 or 5 above is checked, upon our return of all of the above documents to you as the Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form, if requested.

Address to which Custodian should
deliver the Custodian's Mortgage File:

                                        ________________________________________
                                        ________________________________________
                                        ________________________________________

                                    OCWEN LOAN SERVICING, LLC

                                    By: __________________________
                                        Name:
                                        Title:
                                        Date:

Acknowledged receipt by:

Deutsche Bank National Trust Company, as Custodian

By: ______________________________________________
    Name:
    Title:
    Date:

                                    EXHIBIT M

                         CONTENTS OF EACH MORTGAGE FILE

            With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and which shall be retained by the Servicer or delivered to and retained by the Custodian, as applicable:

            (a) The documents or instruments set forth as items (i) to (vii) in Section 2.01(b) of the Agreement.

            (b) Evidence of payment of taxes and insurance, insurance claim files, correspondence, current and historical computerized data files (which include records of tax receipts and payment history from the date of origination), and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

                                   EXHIBIT N-1

                         SERVICER REPORTING REQUIREMENTS
                                DATA FILE LAYOUT

GOLDMAN SACHS LOAN SERVICER INFORMATION REQUEST LIST

                             Legend:
                             A=Available at Inception
                             T=Tech staff to resolve
                             B=Best efforts to provide data
                             N=Not available

FIELD NAME                   FIELD DESCRIPTION                         FORMAT
----------                   -----------------                         ------

ONE TIME, STATIC      Legend
FIELDS

Loan Number             A    Loan Number currently being used to       Text
                             service this loan.

Prior Loan Number       A    Prior Loan Number (if any).  If           Text
                             servicing has transferred this should
                             contain the Loan Number used by the
                             previous servicer.

Trustee File Number     T    Trustee ID used to file documents.        Text
                             This can be the Trustee's only id or a
                             category used to arrange documents into
                             proper pools.

Trustee Loan Number     T    Trustee secondary ID used to file         Text
                             documents.  Often this is used in
                             conjunction with Trustee File Number to
                             uniquely identify loans.

Origination Date        A    Origination Date shown on loan            Date
                             documents.

Original Balance        A    Original amount of loan granted to        Numeric
                             borrower.  In the case of construction
                             loans this should be the full amount
                             extended on which the monthly payments
                             are based.

First Payment Date      A    This is the contractual date when the first
                             payment was to be made. If the loan has been modified this should be the first scheduled payment date following the modification.

Original Maturity       A    This is the contractual date when the     Date
Date                         last payment on the loan is scheduled
                             to be made.  For balloons it should be
                             the balloon date.  For modified loans
                             it should not be the modified maturity
                             date.

Original Term           A    The number of months from First Payment   Number
                             Date to Maturity Date inclusive.

Balloon Flag            A    Code/literal to identify balloon          Text
                             loans.  Example:  Y, N.

Loan Type               A    Code/literal to identify the loan         Text
                             type.  See Enumerations worksheet.

Amortization Type       A    Generic category to describe loan         Text
                             type.  See Enumerations worksheet.

Original                A    Original Amortization Term of the loan    Number
Amortization Term            in number of months.  For fully
                             amortizing loans would be the same as
                             Original Term.  For balloon loans this
                             would exceed Original Term.  For IO
                             loans this would have no value.

Interest Calculation    A    The basis on which interest is
Method                       calculated.  See Enumerations worksheet.

Daily Simple            T    Flag to identify loans where interest is due is
Interest Flag                calculated based on the date that each payment is
                             actually received.

Original Principal      A    Original contractual principal and        Number
and Interest                 interest payment amount.

Original Interest       A    Original contractual interest rate for
Rate                         loan.

Negative                A    Code/literal to identify loans where      Text
Amortization Flag            negative amortization is allowed.
                             Example:  Y=neg am allowed, N=no neg am
                             allowed.

Negam Percent Cap       A    Maximum percentage of original balance    Number
                             that a loan may negatively amortize
                             by.  Example:  1.25, 1,10.

Servicing Fee           A    Servicing Fee rate due servicer.          Number
                             Example:  0.25%.

Property Type           A    Code/literal that identifies the type     Text
                             of property securing the loan.  See
                             Enumerations worksheet.

Property Address        A    Property address, not billing address.    Text

Property City           A    Property city.                            Text

Property State          A    Property state.                           Text

Property Zip            A    Property zip.                             Number

Borrower Name           A    Name of borrower.  Preferably in a        Text
                             fixed format.
                             Example:  SMITH
                             JOHN                  W.

CoBorrower Name         A    Name of Co borrower.  Preferably in a     Text
                             fixed format.
                             Example:  SMITH
                             JOHN                  W.

  Borrower Social Security   Eleven character ID.  Example:            Number
         Number/TIN          111-22-3333.

             A

 CoBorrower Social Security  Eleven character ID.  Example:            Number
         Number/TIN          111-22-3333.

             A

Original FICO score     A    Credit bureau score obtained at           Number
                             application.

Original Credit         A    Internal credit grade assigned at         Text
Grade                        origination.

Original Loan To        A    Ratio representing the Original Loan Balance to
Value Ratio                  the lower of the Original Appraised Value or
                             Original Purchase Price.  Example:  80.00.

Original Appraised      A    Appraised value at time of application.   Number
Value

Original Appraisal      A    Date of the original Appraisal            Date
Date

Original Appraisal      A    Name of the Appraisal firm                Text
Firm

Original Purchase       A    Price paid for home.                      Number
Price

Purchase BPO            A    BPO at the time of Purchase by GS.        Number

Purchase BPO Date       A    Date of the Purchase BPO                  Date

Lien Position           A    Number used to identify the lien          Number
                             position in effect at the time of
                             application.  Example:  1, 2, 3

PMI Provider            A    Name or code for company providing
                             private mortgage insurance.

PMI Coverage            A    Percentage of insurance provided by PMI
Percentage                   agreement.

PMI Certificate ID      A    Unique ID to identify PMI insurance
                             certificate.

Occupancy Type          A    Occupancy status at time of               Text
                             application.  See Enumerations
                             worksheet.

Purpose of Loan         A    Code/literal used to identify the         Text
                             original purpose of the loan.  See
                             Enumerations worksheet.

Prepayment Flag         A    Code/Flag to determine if loan was        Text
                             originated with a prepayment penalty.

Prepayment Penalty      T    Code/literal to identify                  Text
Type                         characteristics of penalty.  Example:
                             6 MO INT ON 80% OBAL, 5/4/3/2/1, 3%.

Prepayment Term         A    Original number of months that penalty    Number
                             was imposed.

Front Ratio             T    Front End Ratio at time of                Number
                             application.  Mortgage debt to borrower
                             income.

Back Ratio              T    Back End Ratio at time of application.    Number
                             Total debt to borrower income.

MONTHLY LOAN DATA
UPDATES
-----------------
As Of Date              A    As Of Date for data sent.                 Date

Loan Number             A    Loan Number currently being used to       Number
                             service this loan.

Investor Number         A    This is the servicer assigned number      Number
                             for reporting purposes.

Investor Category       A    This is the servicer assigned category
                             for reporting purposes.

Current Maturity        A    This is the actual date when the last     Date
Date                         payment on the loan is scheduled to be
                             made.  For balloons it should be the
                             balloon date.  For modified loans it
                             should be the modified maturity date.

Remaining Term          A    The Remaining Term of the loan            Number

Current Principal &     A    Principal & Interest in effect for        Number
Interest Payment             currently outstanding payment.

Current Interest        A    Interest Rate in effect for currently     Number
Rate                         outstanding payment.

Next Due Date           A    Date next payment is due.

Interest Paid To        A    Date interest is paid to.  Typically for 30/360
Date                         loans it is one month prior to Next Due Date.

Last Payment Date       A    Date last payment was made.               Date

Current Balance         A    Actual outstanding balance of loan.       Number

Current Balance Net     T    The net present value of the current      Number
Present Value                balance

Days Past Due           A    Number of days loan is past due.

Delinquency                  Indicates if ABS or MBS method for
Convention                   reporting delinquencies is used.

Delinquency Status      A    Indicates delinquency reported.           Number
                             Example:  30, 60, 90.

Status of Loan          A    Code/literal used to identify loan        Text
                             status.  See Enumerations worksheet.

12 Month Pay String     T    12 character string representing the timing of
                             payments received on a rolling 12 month basis.
                             String should begin with January and end with December.

 Time 30 Days Delinquent in  Indicates the number of times a loan payment has
       Past 12 Months        been made 30 or more days delinquent in the past
                             12 months.
             A

 Time 60 Days Delinquent in  Indicates the number of times a loan payment has
       Past 12 Months        been made 60 or more days delinquent in the past
                             12 months.
             A

 Time 90 Days Delinquent in  Indicates the number of times a loan payment has
       Past 12 Months        been made 90 or more days delinquent in the past
                             12 months.
             A

Last Modification       B    Date that loan was last modified.
Date

Last Extension Date     B    Date loan term was last extended.

Total Extension         B    Number of months loan has been extended
Months                       in total.

Restructured            B    Total amount of restructured interest.
Interest

Property Sale Date      A    Date property sold.                       Date

Debt To Income Ratio    A    Debt To Income Ratio                      Number

Senior Lien Amount      A    Most recently recorded senior lien        Number
                             amount.

Recent Property         A    Most recent appraised value or BPO        Number
Valuation                    value.

Recent Property         A    Date of most recent valuation.            Date
Valuation Date

Valuation Method        A    Identify method used to obtain new        Text
                             valuation.  See Enumerations worksheet.

Valuation Firm          T    Name of the Firm who appraised the        Text
                             property

Current FICO            T    Current FICO score.                       Number

FICO Date               T    FICO Date.                                Date

MONTHLY SERVICING
UPDATES
-----------------

Borrower Payments

Total Monthly           A    Total cash received from borrower.        Number
Payment

Total Monthly           A    Cash applied to principal.                Number
Payment Principal

Total Monthly           A    Cash applied to interest.                 Number
Payment Interest

   Total Monthly Payment     Cash applied to fees.                     Text
      Penalties / Fee
             A

Total Monthly           A    Cash applied to escrow account.           Number
Escrow Payment

Total Monthly           T    Total amount borrower prepaid             Number
Prepayment Amount

Payment Date            A    Date the payment was made.                Date

Scheduled P&I           A    Borrower Scheduled P&I payment for the    Number
                             month

REO Rent Collection     A    Collection of rent on an REO Property

Servicer Payments

Monthly Escrow          A    Net escrow advances made or recovered     Number
Advances                     by servicer.  Positive value denotes
                             payments made by servicer.

Monthly Corporate       A    Net corporate advances made or            Number
Advances                     recovered by servicer.  Positive value
                             denotes payments made by servicer.

  Monthly Non Recoverable    Net Non Recoverable Corporate Advances    Number
     Corporate Advances      made or recovered by Servicer.
             A               Positive value denotes payments made by
                             Servicer.

Principal Advances      A    Total outstanding principal advances      Number
                             made by servicer.

Interest Advances       A    Total outstanding interest advances       Number
                             made by servicer.

LPMI Flag               A    Code/Flag to determine if PMI is paid     Text
                             by owner of loan

LPMI Rate               A    Rate per annum of LPMI premiums           Number

Account Balances

Beginning Scheduled     A    Beginning scheduled loan balance.  If     Number
Balance                      the loan is serviced on a scheduled
                             balance basis

Ending Scheduled        A    Ending scheduled loan balance.  If the
Balance                      loan is serviced on a scheduled balance
                             basis

Escrow Balance          A    Current balance of escrow account         Number
                             (borrower's positive funds).

Escrow Advance          A    Total outstanding escrow advance          Number
Balance                      balance.

Recoverable             A    Total outstanding Recoverable corporate   Number
Corporate Advance            advance balance amount.
Balance

 Non Recoverable Corporate   Total outstanding Non Recoverable         Number
      Advance Balance        corporate advance balance amount.

             A

Suspense Account        A    Total suspense account balance            Number
Balance

Accrued Interest        A    Total Accrued Interest on loan.           Number

Account Management
Statistics

Forced Placed           T    Code indicating loan is on forced
Insurance Flag               placed insurance.

Annual Forced           T    Amount of forced placed policy.
Placed Insurance

Stop Advance Flag       B    Code indicating loan has been placed in   Text
                             a stop advance status.  Example:
                             Y=Stop Advance.

Stop Advance            B    Amount of principal and interest
Recovered                    advances recovered at stop date.

Stop Advance Start      B    Date loan was initially placed on a       Date
Date                         stop advance status.

Stop Advance            B    Date stop advance status was reversed.    Date
Reversal Date

Stop Advance            B    Amount of advances reversed.              Number
Reversal Amount

Last Contact Date       A    Date of Servicer's last contact with      Date
                             the borrower.

Last Attempt Date       A    Date of the Servicer's last attempt to    Date
                             contact the borrower.

Bankruptcy Flag         A    Flag indicating loan is in bankruptcy.    Text

Bankruptcy Chapter      A    Chapter of bankruptcy (7, 11, 12, 13).    Text

Bankruptcy Start        A    Bankruptcy filing date.                   Date
Date

Bankruptcy End Date     A    Dismissal/Discharge date.                 Date

Bankruptcy Post         A    Payment due date of Bankruptcy payment    Date
Petition Due Date            plan.  In essence the new due date.

Motion for Relief       A    Motion for Relief Request Date.           Date
Request Date

Motion for Relief       A                                              Date
Filing Date

Motion for Relief       A    Motion for Relief Hearing Date.           Date
Hearing Date

Motion for Relief       A    Motion for Relief Granted Date.           Date
Granted Date

Motion for Relief       N    Date the motion was Denied (if            Date
Denied Date                  applicable)

In Demand Flag          T    Code indicating demand letter has been    Text
                             sent.

In Demand Start Date    T    Date demand letter was sent.              Date

In Demand End Date      T    Expiration of demand letter.              Date

Foreclosure Start       A    Date foreclosure flag placed on loan.     Date
Date

Due Date At Referral    T    The revised due date on any payment       Date
                             modification.

Foreclosure             T    On loans that are in Foreclosure the Servicer
Estimated End Date           estimate of when the FCL will be completed.

Foreclosure Sale        A    Date of actual foreclosure sale.          Date
Date

Foreclosure end date    T    Date of recording of foreclosure deed.    Date

First Legal Date        A    Date of first legal action taken on       Date
                             foreclosure.

Foreclosure             B    Indicates if the loan has moved out of    Number
Resolution Flag              foreclosure (i.e. Did not go to REO).

Foreclosure             B    Method used by the servicer to prevent the
Resolution Type              foreclosed loan from moving into REO (i.e.
                             Reinstated, Paid Off, Worked out Repayment
                             plan....).

Foreclosure On Hold     B    Flag indicating that the loan is in
                             foreclosure but on hold.

Foreclosure Hold        B    Date indicating when the loan's           Date
Start Date                   foreclosure proceedings were put on
                             hold.

Bankruptcy Cash         B    Number of days an active foreclosure has been in
Delays                       BK subsequent to its initial foreclosure start
                             date.

Forbearance Cash        B    Number of days an active foreclosure has been in
Delays                       forbearance subsequent to its initial foreclosure
                             start date.

Non - Cash Delays       B    Number of allowable days that a loan's
                             foreclosure proceedings have been on hold due to a non cash delay (i.e. Title problem...) [again as per Fannie time line]

Forbearance Start       A    Date forbearance plan was initiated.      Date
Date

Forbearance Payment     A    Amount of payment under Forbearance       Number
                             plan.

Forbearance End Date    A    Date forbearance plan scheduled to be     Date
                             complete.

Eviction Start Date     A    Date eviction flag placed on loan.        Date

Eviction End Date       A    Date property is vacated.                 Date

REO Start Date          A    Date REO flag placed on loan (including   Date
                             any redemption periods).

REO End Date            A    Date property is sold.                    Date

REO Sub Status          A    Status while within REO.  See
                             Enumerations worksheet.

Not Acquired Date       T    Date that the REO enters "Not Acquired"   Date
                             sub status

Eviction Date           A    Date that the REO enters "Eviction" sub   Date
                             status

Possession Date         T    Date that the REO enters "Possession"     Date
                             sub status

Listed Date             A    Date that the REO enters "Listed" sub     Date
                             status

Under Contract Date     T    Date that the REO enters "Under           Date
                             Contract" sub status

Estimated Sale Date     A    Servicer estimated closing date on loan   Date

Days In REO             A    Number of Days from the REO becomes       Number
                             marketable to the As of Date

Estimated Sales         A    Servicer estimated REO Sales Price        Number
Price

Possession Date         A    Date when the servicer takes possession of the
                             property. Date we have full access to the property, eviction completed

Redemption End Date     A    Legal time period, determined by State, when
                             borrower can redeem their property. Property not available for sale until redemption completed (no beginning date, just an end date)

Initial Listing         A    First listing price of property.          Number
Price

Initial Listing Date    A    Date of the first listing price of        Date
                             property

Current List Price      A    Most recent listing price of property.    Number

Current List Date       A    Date of the most recent listing price     Date
                             of property.

Reason For Default      A    Servicer Code representing the Reason for
                             Default.  See Enumerations worksheet.

LIQUIDATED LOANS (Liquidated and Paid Off loans)
----------------

Termination Type      A Type of liquidation.  See Enumerations         Text
                        worksheet.

Balance at            A Actual Principal balance at time of            Number
Termination             termination.

Scheduled Sale Date   A Dates of planned sales for properties in       Date
                        Foreclosure

Property Sales Price  A Sales price if liquidation was short sale or   Number
                        REO sale.

Liquidation Date      A Date property liquidated.                      Date

Gross Total Proceeds  A Gross Total Proceeds.                          Number

Net Total Proceeds    A Gross total proceeds less expenses.

Principal Advanced    A Total of principal advanced at time of         Number
                        liquidation.

Interest Advanced     A Total of interest advanced at time of          Number
                        liquidation.

Deferred Interest     T Amount of deferred interest on the loan @      Number
                        liquidation

Accrued Servicing     T Servicing fee recovered at time of             Number
Fee Recovered           liquidation.

  Corporate Advances    The amount of the Total Corporate Advance      Number
     Recovered at       balance recovered at termination
     Termination A

    Escrow Advances     The amount of the Total Escrow Advance         Number
     Recovered at       balance recovered at termination
     Termination A

Commission            A The broker commission amount on liquidation    Number

Seller Concession     A The dollar amt of seller concessions upon      Number
                        liquidation.

Taxes                 A Taxes paid on liquidation                      Number

Repairs               A Cost of Repairs to property                    Number

Water and Sewer       A Water & Sewer costs                            Number

Expenses Recovered    A The amount of the Total Expenses recovered     Number
at Termination          at termination

Corporate Advances    A Corporate advance balance at time of           Number
at Termination          liquidation.

Escrow Advances at    T Escrow advance balance at time of              Number
Termination             liquidation.

Days from             A Days from Acquisition to Close                 Number
Acquisition to Close

Days from Possession  A Days from Possession to Close                  Number
to Close

Charge-off amount     A Loss amount.                                   Number

Severity              A Severity percentage.

Severity Formula      A Formula for calculating Severity percentage.   Text

Potential Deficiency  N Flag indicating loan is referred for           Text
Judgment Flag           deficiency collections.

Potential Deficiency  N Deficiency balance reported to borrower/IRS.   Number
Amount

Deficiency Proceeds   N Deficiency proceeds collected in current       Number
(this period)           month.

Deficiency Proceeds   N Deficiency proceeds collected to date.         Number
Total (to date)

Deficiency Vendor     N Deficiency vendor out of pocket expenses.      Number
Expense

Deficiency Servicer   N Deficiency vendor collection fee               Number
Expense

Hazard Insurance      B Date hazard claim filed.                       Date
Claim Date

Hazard Insurance      B Date hazard claim due.                         Number
Claim Due Date

Hazard Insurance      B Amount of hazard claim.                        Date
Claim Amount

Hazard Insurance        Amount of hazard claim paid to investor.       Number
Claim Paid Amount     B

MI Insurance Claim    A Date MI claim filed.
Date

MI Insurance Claim    A Date MI claim is due to be paid.
Due Date

MI Insurance Claim    A Expected MI proceeds.
Amount

MI Insurance Claim    A Actual MI proceeds received.
Paid Amount

Servicer Hold Back    B Amount servicer withholds for future
Amount                  trailing expenses.

Interest
Calculation Method
----------------------------------------------------
3360                 30/360

A360                 Actual/360

A365                 Actual/365

AA                   Actual/Actual

----------------------------------------------------

Loan Type
----------------------------------------------------

COMI                 Conventional, with mi.
                     Collecting a premium from the
                     borrower for mortgage insurance
                     and is FHA and is VA
CONV                 Conventional, no mi
FHA                  FHA Mortgage
HEL                  Home Equity Line of credit
CC                   Credit Card
A                    Auto
B                    Boats
RV                   RV's
MFG                  Manufactured Housing
ATV                  ATV
VA                   VA Mortgage
OTH                  Other

----------------------------------------------------

Occupancy Type
----------------------------------------------------

2ND                  2nd Home
NOO                  Non Owner Occupied
OO                   Owner Occupied
VA                   Vacant
----------------------------------------------------

Property Type
----------------------------------------------------
2F                   2 Family
3F                   3 Family
4F                   4 Family
2-4F                 2-4 Family
AUTO                 Automobile
BOAT                 Boat
COND                 Condominium
COOP                 Cooperative
HR-CONDO             High Rise Condo
HVAC                 HVAC
MF                   Multi Family
MH                   Manufactured Housing
MX                   Mixed Use
OF                   Office
OTH                  Other
PUDA                 PUD - Attached
PUDD                 PUD - Detached
PWR                  PowerSports
RT                   Retail
RV                   Recreational Vehicle
SF                   Single Family
TH                   TownHouse

----------------------------------------------------

Purpose of Loan
----------------------------------------------------
PUR                  Purchase
RELO                 Relocation
REFI                 Rate/Term Refinance
CASH                 Cash Out Refinance
DEBT                 Cash Out Debt Consolidation
IMPR                 Cash Out Home Improvement
EDUC                 Cash Out Medical or Educational
                     Expense
TIT1                 Title One Home Improvement
CONST                New Construction
REO                  Facilitate REO
----------------------------------------------------

Status of Loan
----------------------------------------------------

BU                   Bankrupt - Unknown Status
C                    Current
DISP                 Dispute
F                    Foreclosure
NE                   Non Equity (NPV of current
                     balance < $7,500)
FB                   Forbearance
ID                   In Demand
LIT                  Litigation
NLS                  No Longer Serviced
PO                   Paid Off- Borrower paid down
                     entire balance
REO                  Real Estate Owned - MUST
                     Include a REO sub status
RSLD                 Resolved
LIQ                  Liquidated - MUST include a
                     Termination Type
U                    Unknown
----------------------------------------------------

Termination Type
----------------------------------------------------

CO                   Charge Off
COC                  Charge Off with cash possible
NLPO                 Negotiated Loan Payoff
NS                   Negotiated Sale
PO                   Paid Off
PPOC                 PPO with More Cash Possible
REOS                 REO Sale
TPPO                 Third Party Paid Off
----------------------------------------------------

Valuation Method
----------------------------------------------------

DB                   Drive By
WT                   Walk Through
OTH                  Other
APPR                 Appraisal
DD                   Due Diligence
PRFC                 Pre Foreclosure
SUPP                 Supplemental
RR                   Re-review
----------------------------------------------------

REO Sub Status
----------------------------------------------------

AC                   Acquired
PS                   Possession
EV                   Eviction
LS                   Listed
UC                   Under Contract
----------------------------------------------------

Reason For Default
----------------------------------------------------

ABP                  Abandonment of Property
BF                   Business Failure
CI                   Curtailment Of Income
D                    Death
EO                   Excessive Obligations
ILL                  Illness
ITR                  Inability To Rent
MD                   Marital Difficulties
MS                   Military Service
MI                   Mortgagor Incarcerated
N                    No Reason
PD                   Payment Dispute
PP                   Property Problem
SP                   Servicing Problems
TOP                  Transfer Of Ownership Pen
UC                   Unable To Contact
UEMP                 Unemployment
----------------------------------------------------

                                                             EXHIBIT N-2

                                                        STANDARD FILE LAYOUT

------------------------------- -------------------------------------------------- ----------- ------------------------------------
Column Name                                        Description                      Decimal    Format Comment
------------------------------- -------------------------------------------------- ----------- ------------------------------------

LOAN_NBR                        Loan Number assigned by investor                               Text up to 10 digits
------------------------------- -------------------------------------------------- ----------- ------------------------------------

SERVICER LOAN_NBR               Servicer Loan Number                                           Text up to 10 digits
------------------------------- -------------------------------------------------- ----------- ------------------------------------

BORROWER_NAME                   Mortgagor name assigned to Note                                Max length of 30
------------------------------- -------------------------------------------------- ----------- ------------------------------------

SCHED_PMT_AMT                   P&I constant                                           2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

NOTE_INT_RATE                   Gross Interest Rate                                    4       Max length of 6
------------------------------- -------------------------------------------------- ----------- ------------------------------------

NET_RATE                        Gross Interest Rate less the Service Fee Rate          4       Max length of 6
------------------------------- -------------------------------------------------- ----------- ------------------------------------

SERV_FEE_RATE                   Service Fee Rate                                       4       Max length of 6
------------------------------- -------------------------------------------------- ----------- ------------------------------------

NEW_PAY_AMT                     ARM loan's forecasted P&I constant                     2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

NEW_LOAN_RATE                   ARM loan's forecasted Gross Interest Rate              4       Max length of 6
------------------------------- -------------------------------------------------- ----------- ------------------------------------

ARM_INDEX_RATE                  ARM loan's index Rate used                             4       Max length of 6
------------------------------- -------------------------------------------------- ----------- ------------------------------------

ACTL_BEG_BAL                    Beginning Actual Balance                               2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

ACTL_END_BAL                    Ending Actual Balance                                  2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

NEXT_DUE_DATE                   Borrower's next due date                                       MM/DD/YYYY
------------------------------- -------------------------------------------------- ----------- ------------------------------------

CURT_AMT_1                      Curtailment Amount                                     2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

CURT_DATE_1                     Due date Curtailment was applied to                            MM/DD/YYYY
------------------------------- -------------------------------------------------- ----------- ------------------------------------

CURT_ADJ_ AMT_1                 Curtailment Interest if applicable                     2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

CURT_AMT_2                      Curtailment Amount 2                                   2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

CURT_DATE_2                     Due date Curtailment was applied to                            MM/DD/YYYY
------------------------------- -------------------------------------------------- ----------- ------------------------------------

CURT_ADJ_ AMT2                  Curtailment Interest if applicable                     2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

CURT_AMT_3                      Curtailment Amount 3                                   2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

CURT_DATE_3                     Due date Curtailment was applied to                            MM/DD/YYYY
------------------------------- -------------------------------------------------- ----------- ------------------------------------

CURT_ADJ_AMT3                   Curtailment Interest, if applicable                    2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

SCHED_BEG_BAL                   Beginning Scheduled Balance                            2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

SCHED_END_BAL                   Ending Scheduled Balance                               2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

SCHED_PRIN_AMT                  Scheduled Principal portion of P&I                     2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

                                Scheduled Net Interest (less Service Fee)
SCHED_NET_INT                   portion of P&I                                         2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

                                Liquidation Principal Amt to bring balance to
LIQ_AMT                         zero                                                   2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

PIF_DATE                        Liquidation Date                                               MM/DD/YYYY
------------------------------- -------------------------------------------------- ----------- ------------------------------------

ACTION_CODE                     Either 60 for liquidation or 65 for Repurchase                 Max length of 2
------------------------------- -------------------------------------------------- ----------- ------------------------------------

PRIN_ADJ_AMT                    Principal Adjustments made to loan, if applicable      2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

INT_ADJ_AMT                     Interest Adjustment made to loan, if applicable        2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

PREPAYMENT PENALTY AMT          Prepayment penalty amount, if applicable               2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

                                Soldier and Sailor Adjustment amount, if
SOILDER_SAILOR ADJ AMT          applicable                                             2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

NON ADV LOAN AMT                Non Recoverable Loan Amount, if applicable             2       No commas(,) or dollar signs ($)
------------------------------- -------------------------------------------------- ----------- ------------------------------------

                                                             EXHIBIT N-3

                                           STANDARD FILE LAYOUT FOR DELINQUENCY REPORTING

-------------------------------------- ------------------------------------------------------- ------------ -----------------

Column/Header Name                                          Description                          Decimal    Format Comment
-------------------------------------- ------------------------------------------------------- ------------ -----------------

SERVICER_LOAN_NBR                      A unique number assigned to a loan by the Servicer.
                                       This may be different than the LOAN_NBR
-------------------------------------- ------------------------------------------------------- ------------ -----------------

LOAN_NBR                               A unique identifier assigned to each loan by the
                                       originator.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

CLIENT_NBR                             Servicer Client Number
-------------------------------------- ------------------------------------------------------- ------------ -----------------

SERV_INVESTOR_NBR                      Contains a unique number as assigned by an external
                                       servicer to identify a group of loans in their
                                       system.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

BORROWER_FIRST_NAME                    First Name of the Borrower.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

BORROWER_LAST_NAME                     Last name of the borrower.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

PROP_ADDRESS                           Street Name and Number of Property
-------------------------------------- ------------------------------------------------------- ------------ -----------------

PROP_STATE                             The state where the  property located.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

PROP_ZIP                               Zip code where the property is located.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

BORR_NEXT_PAY_DUE_DATE                 The date that the borrower's next payment is due to                  MM/DD/YYYY
                                       the servicer at the end of processing
                                       cycle, as reported by Servicer.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

LOAN_TYPE                              Loan Type (i.e. FHA, VA, Conv)
-------------------------------------- ------------------------------------------------------- ------------ -----------------

BANKRUPTCY_FILED_DATE                  The date a particular bankruptcy claim was filed.                    MM/DD/YYYY
-------------------------------------- ------------------------------------------------------- ------------ -----------------

BANKRUPTCY_CHAPTER_CODE                The chapter under which the bankruptcy was filed.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

BANKRUPTCY_CASE_NBR                    The case number assigned by the court to the
                                       bankruptcy filing.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

POST_PETITION_DUE_DATE                 The payment due date once the bankruptcy has been                    MM/DD/YYYY
                                       approved by the courts
-------------------------------------- ------------------------------------------------------- ------------ -----------------

BANKRUPTCY_DCHRG_DISM_DATE             The Date The Loan Is Removed From Bankruptcy. Either                 MM/DD/YYYY
                                       by Dismissal, Discharged and/or a Motion For Relief
                                       Was Granted.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

LOSS_MIT_APPR_DATE                     The Date The Loss Mitigation Was Approved By The                     MM/DD/YYYY
                                       Servicer
-------------------------------------- ------------------------------------------------------- ------------ -----------------

LOSS_MIT_TYPE                          The Type Of Loss Mitigation Approved For A Loan Such
                                       As;
-------------------------------------- ------------------------------------------------------- ------------ -----------------

LOSS_MIT_EST_COMP_DATE                 The Date The Loss Mitigation /Plan Is Scheduled To                   MM/DD/YYYY
                                       End/Close
-------------------------------------- ------------------------------------------------------- ------------ -----------------

LOSS_MIT_ACT_COMP_DATE                 The Date The Loss Mitigation Is Actually Completed                   MM/DD/YYYY
-------------------------------------- ------------------------------------------------------- ------------ -----------------

FRCLSR_APPROVED_DATE                   The date DA Admin sends a letter to the servicer                     MM/DD/YYYY
                                       with instructions to begin foreclosure proceedings.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

ATTORNEY_REFERRAL_DATE                 Date File Was Referred To Attorney to Pursue                         MM/DD/YYYY
                                       Foreclosure
-------------------------------------- ------------------------------------------------------- ------------ -----------------

FIRST_LEGAL_DATE                       Notice of 1st legal filed by an Attorney in a                        MM/DD/YYYY
                                       Foreclosure Action
-------------------------------------- ------------------------------------------------------- ------------ -----------------

FRCLSR_SALE_EXPECTED_DATE              The date by which a foreclosure sale is expected to                  MM/DD/YYYY
                                       occur.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

FRCLSR_SALE_DATE                       The actual date of the foreclosure sale.                             MM/DD/YYYY
-------------------------------------- ------------------------------------------------------- ------------ -----------------

FRCLSR_SALE_AMT                        The amount a property sold for at the foreclosure            2       No commas(,) or
                                       sale.                                                                dollar signs ($)
-------------------------------------- ------------------------------------------------------- ------------ -----------------

EVICTION_START_DATE                    The date the servicer initiates eviction of the                      MM/DD/YYYY
                                       borrower.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

EVICTION_COMPLETED_DATE                The date the court revokes legal possession of the                   MM/DD/YYYY
                                       property from the borrower.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

LIST_PRICE                             The price at which an REO property is marketed.              2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------- ------------------------------------------------------- ------------ -----------------

LIST_DATE                              The date an REO property is listed at a particular                   MM/DD/YYYY
                                       price.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

OFFER_AMT                              The dollar value of an offer for an REO property.            2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------- ------------------------------------------------------- ------------ -----------------

OFFER_DATE_TIME                        The date an offer is received by DA Admin or by the                  MM/DD/YYYY
                                       Servicer.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

REO_CLOSING_DATE                       The date the REO sale of the property is scheduled to                MM/DD/YYYY
                                       close.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

REO_ACTUAL_CLOSING_DATE                Actual Date Of REO Sale                                              MM/DD/YYYY
-------------------------------------- ------------------------------------------------------- ------------ -----------------

OCCUPANT_CODE                          Classification of how the property is occupied.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

PROP_CONDITION_CODE                    A code that indicates the condition of the property.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

PROP_INSPECTION_DATE                   The date a  property inspection is performed.                        MM/DD/YYYY
-------------------------------------- ------------------------------------------------------- ------------ -----------------

APPRAISAL_DATE                         The date the appraisal was done.                                     MM/DD/YYYY
-------------------------------------- ------------------------------------------------------- ------------ -----------------

CURR_PROP_VAL                           The current "as is" value of the property based on          2
                                       brokers price opinion or appraisal.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

REPAIRED_PROP_VAL                      The amount the property would be worth if repairs are        2
                                       completed pursuant to a broker's price opinion or
                                       appraisal.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

If applicable:
-------------------------------------- ------------------------------------------------------- ------------ -----------------

DELINQ_STATUS_CODE                     FNMA Code Describing Status of Loan
-------------------------------------- ------------------------------------------------------- ------------ -----------------

DELINQ_REASON_CODE                     The circumstances which caused a borrower to stop
                                       paying on a loan. Code indicates the reason why the
                                       loan is in default for this cycle.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

MI_CLAIM_FILED_DATE                    Date Mortgage Insurance Claim Was Filed With Mortgage                MM/DD/YYYY
                                       Insurance Company.
-------------------------------------- ------------------------------------------------------- ------------ -----------------

MI_CLAIM_AMT                           Amount of Mortgage Insurance Claim Filed                             No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------- ------------------------------------------------------- ------------ -----------------

MI_CLAIM_PAID_DATE                     Date Mortgage Insurance Company Disbursed Claim                      MM/DD/YYYY
                                       Payment
-------------------------------------- ------------------------------------------------------- ------------ -----------------

MI_CLAIM_AMT_PAID                      Amount Mortgage Insurance Company Paid On Claim              2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------- ------------------------------------------------------- ------------ -----------------

POOL_CLAIM_FILED_DATE                  Date Claim Was Filed With Pool Insurance Company                     MM/DD/YYYY
-------------------------------------- ------------------------------------------------------- ------------ -----------------

POOL_CLAIM_AMT                         Amount of Claim Filed With Pool Insurance Company            2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------- ------------------------------------------------------- ------------ -----------------

POOL_CLAIM_PAID_DATE                   Date Claim Was Settled and The Check Was Issued By                   MM/DD/YYYY
                                       The Pool Insurer
-------------------------------------- ------------------------------------------------------- ------------ -----------------

POOL_CLAIM_AMT_PAID                    Amount Paid On Claim By Pool Insurance Company               2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------- ------------------------------------------------------- ------------ -----------------

FHA_PART_A_CLAIM_FILED_DATE             Date FHA Part A Claim Was Filed With HUD                            MM/DD/YYYY
-------------------------------------- ------------------------------------------------------- ------------ -----------------

FHA_PART_A_CLAIM_AMT                    Amount of FHA Part A Claim Filed                            2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------- ------------------------------------------------------- ------------ -----------------

FHA_PART_A_CLAIM_PAID_DATE              Date HUD Disbursed Part A Claim Payment                             MM/DD/YYYY
-------------------------------------- ------------------------------------------------------- ------------ -----------------

FHA_PART_A_CLAIM_PAID_AMT               Amount HUD Paid on Part A Claim                             2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------- ------------------------------------------------------- ------------ -----------------

FHA_PART_B_CLAIM_FILED_DATE              Date FHA Part B Claim Was Filed With HUD                           MM/DD/YYYY
-------------------------------------- ------------------------------------------------------- ------------ -----------------

FHA_PART_B_CLAIM_AMT                     Amount of FHA Part B Claim Filed                           2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------- ------------------------------------------------------- ------------ -----------------

FHA_PART_B_CLAIM_PAID_DATE                Date HUD Disbursed Part B Claim Payment                           MM/DD/YYYY
-------------------------------------- ------------------------------------------------------- ------------ -----------------

FHA_PART_B_CLAIM_PAID_AMT               Amount HUD Paid on Part B Claim                             2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------- ------------------------------------------------------- ------------ -----------------

VA_CLAIM_FILED_DATE                     Date VA Claim Was Filed With the Veterans Admin                     MM/DD/YYYY
-------------------------------------- ------------------------------------------------------- ------------ -----------------

VA_CLAIM_PAID_DATE                      Date Veterans Admin. Disbursed VA Claim Payment                     MM/DD/YYYY
-------------------------------------- ------------------------------------------------------- ------------ -----------------

VA_CLAIM_PAID_AMT                       Amount Veterans Admin. Paid on VA Claim                     2       No commas(,) or
                                                                                                            dollar signs ($)
-------------------------------------- ------------------------------------------------------- ------------ -----------------

Standard File Codes - Delinquency Reporting
-------------------------------------------

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

  o   ASUM-    Approved Assumption

  o   BAP-     Borrower Assistance Program

  o   CO-      Charge Off

  o   DIL-     Deed-in-Lieu

  o   FFA-     Formal Forbearance Agreement

  o   MOD-     Loan Modification

  o   PRE-     Pre-Sale

  o   SS-      Short Sale

  o   MISC-    Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

  o     Mortgagor
  o     Tenant
  o     Unknown
  o     Vacant

The Property Condition field should show the last reported condition of the property as follows:

  o     Damaged
  o     Excellent
  o     Fair
  o     Gone
  o     Good
  o     Poor
  o     Special Hazard
  o     Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

               --------------------------------------------------------

               Delinquency Code Delinquency Description

               001              FNMA-Death of principal mortgagor

               002              FNMA-Illness of principal mortgagor

               003              FNMA-Illness of mortgagor's family
                                member

               004              FNMA-Death of mortgagor's family
                                member

               005              FNMA-Marital difficulties

               006              FNMA-Curtailment of income

               007              FNMA-Excessive Obligation

               008              FNMA-Abandonment of property

               009              FNMA-Distant employee transfer

               011              FNMA-Property problem

               012              FNMA-Inability to sell property

               013              FNMA-Inability to rent property

               014              FNMA-Military Service

               015              FNMA-Other

               016              FNMA-Unemployment

               017              FNMA-Business failure

               019              FNMA-Casualty loss

               022              FNMA-Energy environment costs

               023              FNMA-Servicing problems

               026              FNMA-Payment adjustment

               027              FNMA-Payment dispute

               029              FNMA-Transfer of ownership pending

               030              FNMA-Fraud

               031              FNMA-Unable to contact borrower

               INC              FNMA-Incarceration

The FNMA Delinquent Status Code field should show the Status of Default as follows:

               -------------------------------------------------------
                 Status Code    Status Description
               -------------------------------------------------------

                      09        Forbearance
                      17        Pre-foreclosure Sale Closing Plan
                                Accepted
                      24        Government Seizure
                      26        Refinance
                      27        Assumption
                      28        Modification
                      29        Charge-Off
                      30        Third Party Sale
                      31        Probate
                      32        Military Indulgence
                      43        Foreclosure Started
                      44        Deed-in-Lieu Started
                      49        Assignment Completed
                      61        Second Lien Considerations
                      62        Veteran's Affairs-No Bid
                      63        Veteran's Affairs-Refund
                      64        Veteran's Affairs-Buydown
                      65        Chapter 7 Bankruptcy
                      66        Chapter 11 Bankruptcy
                      67        Chapter 13 Bankruptcy

                                   EXHIBIT N-4

                                    FORM 332

      The numbers on the form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:
      -------------------------------------

      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

      13.   The total of lines 1 through 12.

      (a) Credits:

     14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

      22. The total of lines 14 through 21.

      Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

            (b) Total Realized Loss (or Amount of Any Gain)

      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                               WELLS FARGO BANK, N.A.
                         CALCULATION OF REALIZED LOSS/GAIN

      Prepared by:  __________________                Date:  _______________

      Phone:  ______________________   Email Address:_____________________

            -------------------    -------------------    --------------------

            Servicer Loan No.      Servicer Name          Servicer Address

            -------------------    -------------------    --------------------

WELLS FARGO BANK, N.A. Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:

   (1)  Actual Unpaid Principal Balance of Mortgage Loan   $ ______________ (1)
   (2)  Interest accrued at Net Rate                       ________________ (2)
   (3)  Accrued Servicing Fees                             ________________ (3)
   (4)  Attorney's Fees                                    ________________ (4)
   (5)  Taxes                                              ________________ (5)
   (6)  Property Maintenance                               ________________ (6)
   (7)  MI/Hazard Insurance Premiums                       ________________ (7)
   (8)  Utility Expenses                                   ________________ (8)
   (9)  Appraisal/BPO                                      ________________ (9)
   (10) Property Inspections                               ________________ (10)
   (11) FC Costs/Other Legal Expenses                      ________________ (11)
   (12) Other (itemize)                                    $________________(12)
            Cash for Keys__________________________        ________________
            HOA/Condo Fees_______________________          ________________
            ______________________________________         ________________
            ______________________________________         ________________
            Total Expenses                                 $ _______________(13)

   Credits:

   (14) Escrow Balance                                     $ _______________(14)
   (15) HIP Refund                                         ________________ (15)
   (16) Rental Receipts                                    ________________ (16)
   (17) Hazard Loss Proceeds                               ________________ (17)
   (18) Primary Mortgage Insurance Proceeds                ________________ (18)
   (19) Pool Insurance Proceeds                            ________________ (19)
   (20) Proceeds from Sale of Acquired Property            ________________ (20)
   (21) Other (itemize)                                    ________________ (21)
        _________________________________________          _________________
        _________________________________________          _________________
        Total Credits                                      $________________(22)

Total Realized Loss (or Amount of Gain)                    $________________(23)

                                  EXHIBIT O

             FORM OF CERTIFICATION TO BE PROVIDED WITH FORM-10-K

                            GSAMP Trust 2005-AHL2
                      Mortgage Pass-Through Certificates
                               Series 2005-AHL2

            This Certification is being made pursuant to Section 8.12(c) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among GS Mortgage Securities Corp., as depositor (the "Depositor"), Ocwen Loan Servicing, LLC, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Deutsche Bank National Trust Company, as custodian (the "Custodian"), and LaSalle Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.

I, [identify the certifying individual], certify that:

      1. I have reviewed this annual report on Form 10-K (the "Annual Report"), and all reports on Form 8-K containing distribution date reports (collectively with this Annual Report, the "Reports") filed in respect of periods included in the year covered by this Annual Report, of the Trust;

      2. Based on my knowledge, the information in the Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this Annual Report;

      3. Based on my knowledge, the servicing information required to be provided to the Securities Administrator by the Master Servicer under the Pooling and Servicing Agreement for inclusion in the Reports is included in the Reports;

      4. I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement and based upon my knowledge and the annual compliance review required under the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement; and

      5. The Reports disclose all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure as set forth in the Pooling and Servicing Agreement, that is included in the Reports.

            In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: the Servicer.

            Capitalized terms used but not defined herein have the meanings assigned in the Pooling and Servicing Agreement among the Depositor, the Servicer, the Master Servicer, the Securities Administrator, the Custodian and the Trustee.

_______________________________________
              [Signature]

      Name:______________________
      Title: ____________________

                                    EXHIBIT P

                          FORM OF BACK-UP CERTIFICATION

                            OCWEN LOAN SERVICING, LLC

[Name and address of
depositor, master servicer, securities
administrator and trustee]

      Re:   GSAMP Trust 2005-AHL2
            ---------------------

      Ocwen Loan Servicing, LLC, as Servicer hereby certifies to the Depositor, the Master Servicer, the Trustee and the Securities Administrator, and each of their officers, directors and affiliates that:

      1. Based on my knowledge, the information in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

      2. Based on my knowledge, the servicing information required to be provided to the Master Servicer by the Servicer under the Pooling and Servicing Agreement has been provided to the Master Servicer;

      3. I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement and based upon the review required by the Pooling and Servicing Agreement, and except as disclosed in the Annual Statement of Compliance and the Annual Independent Public Accountant's Servicing Report submitted to the Master Servicer, the Servicer has, as of the date of this certification fulfilled its obligations under the Pooling and Servicing Agreement; and

      4. I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement.

      Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling Servicing Agreement, dated as of December 1, 2005 (the "Pooling and Servicing Agreement"), among GS Mortgage Securities Corp., as depositor (the "Depositor"), Ocwen Loan Servicing, LLC, as servicer (the "Servicer"), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Deutsche Bank National Trust Company, as custodian (the "Custodian"), and LaSalle Bank National Association, as trustee (the "Trustee").

                                       OCWEN LOAN SERVICING, LLC,
                                          as Servicer

                                          By:  __________________________
                                               Name:
                                               Title:
                                               Date:

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                                    EXHIBIT Q

                          RESPONSIBLE PARTY AGREEMENTS